                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4920

                                   ----------

                               WASATCH FUNDS, INC.
               (Exact name of registrant as specified in charter)

                             150 SOCIAL HALL AVENUE
                                    4TH FLOOR
                           SALT LAKE CITY, UTAH 84111
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                          Copy to:
         Samuel S. Stewart, Jr.                             Eric F. Fess, Esq.
          Wasatch Funds, Inc.                              Chapman & Cutler LLP
   150 Social Hall Avenue, 4th Floor                      111 West Monroe Street
       Salt Lake City, Utah 84111                            Chicago, IL 60603

       Registrant's telephone number, including area code: (801) 553-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

ITEM 1: REPORT TO SHAREHOLDERS.

(WASATCH FUNDS(TM) LOGO)

                                                                   ANNUAL REPORT

SEPTEMBER 30, 2005

                        CORE GROWTH FUND

                        GLOBAL SCIENCE & TECHNOLOGY FUND

                        HERITAGE GROWTH FUND

                        INTERNATIONAL GROWTH FUND

                        INTERNATIONAL OPPORTUNITIES FUND

                        MICRO CAP FUND

                        MICRO CAP VALUE FUND

                        SMALL CAP GROWTH FUND

                        SMALL CAP VALUE FUND

                        ULTRA GROWTH FUND

                        WASATCH-HOISINGTON U.S. TREASURY FUND

                               WASATCH FUNDS, INC.

                                  P.O. Box 2172
                            Milwaukee, WI 53201-2172
                              www.wasatchfunds.com
                                  800.551.1700

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................    2
CORE GROWTH FUND ..........................................................    4
   Management Discussion ..................................................    4
   Portfolio Summary ......................................................    5
GLOBAL SCIENCE & TECHNOLOGY FUND ..........................................    6
   Management Discussion ..................................................    6
   Portfolio Summary ......................................................    7
HERITAGE GROWTH FUND ......................................................    8
   Management Discussion ..................................................    8
   Portfolio Summary ......................................................    9
INTERNATIONAL GROWTH FUND .................................................   10
   Management Discussion ..................................................   10
   Portfolio Summary ......................................................   11
INTERNATIONAL OPPORTUNITIES FUND ..........................................   12
   Management Discussion ..................................................   12
   Portfolio Summary ......................................................   13
MICRO CAP FUND ............................................................   14
   Management Discussion ..................................................   14
   Portfolio Summary ......................................................   15
MICRO CAP VALUE FUND ......................................................   16
   Management Discussion ..................................................   16
   Portfolio Summary ......................................................   17
SMALL CAP GROWTH FUND .....................................................   18
   Management Discussion ..................................................   18
   Portfolio Summary ......................................................   19
SMALL CAP VALUE FUND ......................................................   20
   Management Discussion ..................................................   20
   Portfolio Summary ......................................................   21
ULTRA GROWTH FUND .........................................................   22
   Management Discussion ..................................................   22
   Portfolio Summary ......................................................   23
WASATCH-HOISINGTON U.S. TREASURY FUND .....................................   24
   Management Discussion ..................................................   24
   Portfolio Summary ......................................................   25
OPERATING EXPENSES ........................................................   26
SCHEDULE OF INVESTMENTS ...................................................   28
STATEMENTS OF ASSETS AND LIABILITIES ......................................   58
STATEMENTS OF OPERATIONS ..................................................   60
STATEMENTS OF CHANGES IN NET ASSETS .......................................   62
FINANCIAL HIGHLIGHTS ......................................................   67
NOTES TO FINANCIAL STATEMENTS .............................................   73
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   83
DIRECTORS AND OFFICERS ....................................................   84
SUPPLEMENTAL INFORMATION ..................................................   85
   Proxy Voting Policies, Procedures and Record ...........................   85
   Quarterly Portfolio Holdings Disclosure on Form N-Q ....................   85
SERVICE PROVIDERS .........................................................   85
GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS ...............................   86
CONTACT WASATCH ...........................................................   87

      This material must be accompanied or preceded by a prospectus. Please read the prospectus carefully before you invest.

            Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

(PHOTO OF SAMUEL S. STEWART JR., PHD, CFA )
PRESIDENT OF WASATCH FUNDS

FELLOW SHAREHOLDERS:

     I think the overall economy is in a good place.

     Six months ago, I said that despite the quagmire in Iraq, the Federal Reserve's relentless run of raising short-term rates, rising energy prices, fear of runaway inflation and the hand-wringing about our "jobless" recovery, I still felt pretty good about the economy.

     Today, despite ongoing problems in Iraq, the Fed's propensity to continue raising rates and the paranoia about inflation that always accompanies economic concern, I still feel optimistic.

     One of my preferred personal barometers of economic health is not terribly scientific, but, nonetheless, usually pretty reliable: the number of "Help Wanted" signs I see.

     Whether I'm in Salt Lake or midtown Manhattan, I have the distinct feeling that I've seen a steady increase in this sort of signage in the past year. On the surface it's not unlike what we saw at the stock market's peak in 2000, only today I suspect there is more substance than sizzle behind those employment signs.

     On top of that, notwithstanding the fact that the price of oil has continued to climb, inflation seems to be trending down and long-term interest rates have been largely unaffected. One commonly accepted economic theory is that what really drives interest rates is the anticipation of inflation down the road. Some intelligent people I know believe it's mainly inflation anxiety that pushes long-term rates up.

     But that's just not happening. We've had two additional bumps by the Fed and those long-term rates refuse to budge. To me that suggests that a fair number of pretty smart people have confidence in the prospects for the economy.

     Could I be wrong? I've certainly been wrong before. Is there some economic force out there getting ready to ruin my optimistic scenario?

     If I had to guess what that negative factor might be, I suppose I'd lean on the notion that the economy has a built-in lag. In the current scheme, that would mean that the Fed's rate hikes will eventually push those long-term interest rates up, which, eventually, will negatively influence investment decisions and job creation. You could probably make the same "lag" argument as it applies to the price of oil.

     But, personally, I don't think it's true.

     The one thing that does get my attention is all the talk about a housing bubble, and even then I have my doubts. I would be more inclined to say that there is a "lending bubble" sitting atop the housing market, that sooner or later housing prices will recede because of all the low quality mortgage money that has been shelled out.

     If that lending bubble bursts, I think it's a virtual certainty that housing prices will settle down. Then the question to ask is: if that happens, could a housing slowdown precipitate credit problems which would create some sort of self-reinforcing cycle?

     I think history suggests this is not likely to happen. So I'm betting that even if housing prices cool, the impact on the overall economy would not be cataclysmic.

     I should mention, too, that while the natural disasters that struck the Gulf Coast wreaked havoc on a great many individuals, I believe their overall economic impact will be a blip on the radar screen. That is not meant to diminish the tragedy we all watched unfold on the news. It's just that in the long run those hurricanes will not have an enduring impact on the economy.

     So, yes, I'll take the current economic climate over lots of other economic periods in the past.

WASATCH FUNDS

     As for our performance over the past fiscal year, I think the numbers tell the story: We are still roughly in the middle of the pack.

     Most of you who've been with us for a while know that our best periods of outperformance versus our benchmarks generally occur during bear markets, that we may underperform in bull markets, and hang around the middle when the market is in the middle of the road. And I would say this market has been middling along for at least the past 18 months.

     I don't want that to sound like I'm making excuses or satisfied with being in the middle of the pack. But this is a tough market for a shop like ours to find value in; stocks that are obviously good are expensive, and those that are comparatively cheap are of low quality.

                                                              SEPTEMBER 30, 2005

     That said, I believe we can do a lot better. After three decades in this business, we are still capable of making occasional mistakes that, in hindsight, have us shaking our heads. During the year, we've increased our analytical capacity considerably at Wasatch, and, to my way of thinking, that kind of added brainpower should cut down on our unforced errors. (An unforced error is a tennis reference and can result from several outcomes, but it's always a lost point that has little to do with the opponent. In tennis, unforced errors are a ticket to failure.)

     Everyday we try to get better at what we do on your behalf. Our only advantage in this business is performance. If we don't deliver consistent performance over the long run, I'd recommend you take your money elsewhere.

     Really.

     Now that I've gotten your attention, I want to say something that, in my opinion, cannot be said too often: your expectations for investment returns are still too high. The double-digit delivery of the '90s is--literally and figuratively--a thing of the past.

     Too many people I meet are still stuck in the 1990's mentality. They think the market is going to produce 20% and 30% returns. I think they are dreaming, and I tell them so.

     I believe we are looking at a future featuring single-digit investment returns. I think somebody doing really well in the years ahead might be able to slip into the low double-digits occasionally. I tell you this because I believe we are obliged to tell the truth to our shareholders about what lies ahead. It's incumbent upon us to manage your expectations.

     I've said it before and I intend to say it again and again: investing is a long-term game. The likelihood is that you will make money over time by getting a good single-digit return and enjoying the miracle of compounding. If you average 8% a year, your money will double in nine years. Personally, I'll take that anytime.

     At the end of the day, we all have to be realistic about investment returns. Patience pays in the investment world.

     For our part, we need to do better during times like this. We need to be disciplined and thorough in our stock-picking. We need to avoid mistakes.

     So, you do your part, and, I promise that we'll work as hard as humanly possible to do ours.

     We appreciate your investment with Wasatch Funds.

Sincerely,


/s/ Samuel S. Stewart, Jr.
-------------------------------------
Samuel S. Stewart, Jr.
President of Wasatch Funds

WASATCH-HOISINGTON U.S. TREASURY FUND

     For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 24 and 25. The views expressed in the management discussion are those of Hoisington Investment Management Company, sub-advisor to the Fund, and may differ from the views of Wasatch Advisors, investment advisor to Wasatch Funds.

INFORMATION IN THIS SHAREHOLDER REPORT REGARDING MARKET OR ECONONIC TRENDS OR THE FACTORS INFLUENCING THE FUNDS' HISTORICAL OR FUTURE PERFORMANCE REFLECTS THE OPINIONS OF FUND MANAGEMENT AS OF THE DATE OF THIS REPORT. THESE STATEMENTS SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT THE MARKET FORECASTS DISCUSSED WILL BE REALIZED.

CORE GROWTH FUND -- MANAGEMENT DISCUSSION                     SEPTEMBER 30, 2005

(PHOTO OF JB TAYLOR)
PORTFOLIO MANAGER

(PHOTO OF PAUL LAMBERT)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

     The Wasatch Core Growth Fund returned 18.55% in the 12 months ended September 30, 2005. The Fund's return was higher than the 17.95% return posted by the Russell 2000 Index over the same period. As was the case with the Index, every sector in which we were invested generated positive returns.

     Our investments in health care companies made the largest contribution to our outperformance relative to the Index. PacifiCare Health Systems, a managed care provider, was a top contributor. In July, the company announced a merger with United HealthCare that significantly boosted its valuation. Express Scripts, a pharmacy benefit management company that reported positive earnings growth and issued a favorable earnings outlook, also helped drive results. On the other hand, AMERIGROUP, a health care provider, detracted from our return. After posting solid earnings last year, the company recently lowered earnings guidance causing its stock price to decline sharply. Currently, we view this as a short-term issue for the company, and will continue to evaluate our position.

     The Fund's consumer discretionary stocks, aided by our overweighting in the sector, helped us outperform the Index sector benchmark. Our focus in this sector has always been to invest in companies that we believe can grow through an economic cycle. O'Reilly Automotive, a provider of after-market automobile parts, was the top contributor in this sector and to the Fund's overall results. Copart, a company that is in the salvaged vehicle auction business, and SCP Pool, a wholesale distributor of swimming pool supplies and equipment, also contributed to our outperformance in this sector. These results were partially offset by Rent-A-Center and Dollar Tree Stores. Sales at both stores suffered as the spike in consumer gas prices took its toll on their predominantly lower-income customers.

     Our focus on homebuilders produced positive results within the producer durables sector. In particular, the performance of M.D.C. Holdings and NVR helped us outperform the sector benchmark during the year. However, as market fears grew over a potential slowdown in new home sales and rising mortgage rates, investors decided to lock in their profits, which caused the stocks to give back some of their earlier gains. Likewise, halfway into the calendar year we reduced our weighting in some of our homebuilders. While this turned out to be a prudent decision, we have not changed our long-term investment thesis about homebuilders: we believe their competitive advantages will allow them to capture a growing percentage of the market with good long-term earnings visibility accompanied by solid balance sheets.

     The Fund's largest sector weighting during the year was in financial services stocks, which produced decent--if relatively lackluster--returns. While our overweighting clearly amplified our underperformance of the benchmark in this sector, our relatively poor showing was almost entirely attributable to our investment in Doral Financial, a financial services company located in Puerto Rico. A flattening yield curve put unforeseen pressure on the company's business model and brought to light questions on earnings quality. We exited our position in the company. Offsetting Doral's results were positive returns from Fidelity National Financial, a provider of title insurance and real estate related services, and UTI Bank, one of our investments based in India.

     A substantial portion of the return generated by the Index was attributable to the energy and materials and processing sectors. The Fund had almost no exposure to these top-performing sectors, which created a headwind for us. As we have discussed in previous reports, we typically do not own energy or materials and processing companies because we believe their business models are generally too dependent on volatile commodity pricing. To be sure, the absence of investments in these areas has been a contrary force at times for the Fund. That said, we continue to apply our research process to these sectors, and we have identified a couple of interesting companies that we may consider adding to the Fund if the right valuation opportunities emerge.

OUTLOOK

     Today, the valuations of our portfolio companies are more attractive. The market's downturn late in the year may offer opportunities to add to our existing holdings and certain watch-list names that excite us. Average year-over-year earnings growth for the Fund was tepid in the most recent quarter, but was still better than we expected. While there are no guarantees, we think there's a good chance it could move higher over the next 12 months. We think this environment is especially conducive to Wasatch's fundamentally driven, company-by-company stock selection process.

     Thank you for investing in the Core Growth Fund.

CORE GROWTH FUND -- PORTFOLIO SUMMARY                         SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                           1 YEAR   5 YEARS   10 YEARS
                           ------   -------   --------
WASATCH CORE GROWTH FUND   18.55%    13.65%    15.69%
Russell 2000 Index         17.95%     6.45%     9.37%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER   COMPANY                             % OF FUND
------   -------                             ---------
CPRT     COPART, INC.                          3.44%
         Vehicle salvage services.

ORLY     O'REILLY AUTOMOTIVE, INC.             3.40%
         Automotive parts
         retailer/distributor.

ACF      AMERICREDIT CORP.                     3.37%
         Subprime automobile lender.

FNF      FIDELITY NATIONAL FINANCIAL, INC.     3.28%
         Title insurance.

CBH      COMMERCE BANCORP, INC.                3.22%
         Commercial banking, corporate
         trust and insurance brokerage
         services.

MDC      M.D.C. HOLDINGS, INC.                 3.17%
         Homebuilder.

FAF      FIRST AMERICAN CORP.                  3.13%
         Title insurance and real estate
         services.

PPDI     PHARMACEUTICAL PRODUCT
         DEVELOPMENT, INC.                     2.14%
         Drug development and discovery.

ESRX     EXPRESS SCRIPTS, INC.                 2.11%
         Pharmacy benefits manager.

NVR      NVR, INC.                             2.10%
         Homebuilder.

* As of September 30, 2005, the Fund had 29.36% invested in the Top 10 equity holdings and there were 74 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  (PIE CHART)

FINANCIAL SERVICES       32.0%
CONSUMER DISCRETIONARY   24.0%
HEALTH CARE              12.3%
TECHNOLOGY               12.0%
PRODUCER DURABLES         9.4%
FINANCIALS                6.0%
CONSUMER STAPLES          1.9%
AUTOS & TRANSPORTATION    1.8%
MATERIALS & PROCESSING    0.6%

**   Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)

            WASATCH CORE
   DATE     GROWTH FUND   RUSSELL 2000 INDEX
   ----     -----------   ------------------
9/30/1995      10000             10000
9/30/1996      11239             11313
9/30/1997      15462             15068
9/30/1998      12758             12203
9/30/1999      16239             14530
9/30/2000      22653             17928
9/30/2001      27779             14126
9/30/2002      23964             12812
9/30/2003      31557             17489
9/30/2004      36226             20772
9/30/2005      42947             24500

THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

GLOBAL SCIENCE & TECHNOLOGY FUND -- MANAGEMENT DISCUSSION     SEPTEMBER 30, 2005

(PHOTO OF AJAY KRISHNAN, CFA)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

     The Wasatch Global Science & Technology Fund gained 27.88% in the year ended September 30 and outperformed its benchmarks. Over the same period, the Lipper Science & Technology Index (the "Lipper Index") gained 17.81%, the Russell 2000 Technology Index gained 10.34% and the Nasdaq Composite Index gained 14.19%.

     During the year, we had more assets invested overseas than the Lipper Index. The Fund's average weighting in U.S. companies was about 58%, while the Lipper Index averaged over 89%. Outside of the U.S., the major source of the Fund's outperformance of the Index was India. We trimmed some of our strong performing positions in India to capture profits from these stocks. Many of our non-U.S. investments were in smaller companies that we believe have outstanding growth potential given their pipelines for new products, ability to penetrate new markets and financial characteristics that support strong growth such as significant free cash flow, high return on assets and high return in equity.

     By economic sector, the principal drivers of our outperformance versus the Lipper Index were electronic technology, health services and health technology. While a few areas of the Fund were weak relative to the Lipper Index, none of them detracted from the Fund's return.

     Technology services made a substantial contribution to the Fund's performance. Our holdings performed better than those in the Lipper Index but our dramatic underweighting meant that technology services contributed less to the Fund's performance than it did to the Index's.

     Fund assets invested in electronic technology over the past 12 months averaged about 45%. Despite this substantial weighting, we were underweighted compared to the Lipper Index, which averaged about 51%. Within the sector, the Fund's investments were concentrated in semiconductor companies. In the past six months, business conditions improved and inventory concerns receded allowing semiconductor stock prices to rise. The top contributor to the Fund's performance overall was SiRF Technology Holdings, a developer of semiconductor solutions used in global positioning system (GPS) applications. SiRF has benefited from growing demand for GPS in wireless handheld and portable computing devices and in automobiles. Other top contributors in the semiconductor space included O2Micro, a developer of semiconductors to increase power efficiency in electronic devices, and National Semiconductor, a maker of analog semiconductors. O2Micro benefited by producing strong business results and from a favorable ruling in an intellectual property dispute. National Semiconductor posted solid earnings growth. In addition, the company's efforts to restructure and focus on higher value analog products have been regarded positively by investors.

     The Fund's main detractors in electronic technology were inTest and Sipex. The weak outlook for semiconductor capital equipment companies was primarily responsible for the decline of inTest's stock price. We sold Sipex as the company struggled with management issues and product missteps.

     We have decreased the Fund's weighting in health care services since last year at this time and focused more on investing in health technology. Accredo Health was the best contributor in health care services as Medco Health Solutions completed its acquisition of the company.

     In health technology, the Fund's performance was helped by investments in medical specialties, while our biotechnology holdings detracted from performance. NuVasive, a developer of devices for spine surgery, has introduced new products and produced strong earnings growth making it the Fund's top contributor in health technology. Enpath Medical, a developer of advanced vascular delivery products, produced disappointing results due to an inventory adjustment by a major customer and delays with U.S. Food and Drug Administration approval of a new product.

     Within technology services, the Fund was more heavily weighted in information technology services than the Lipper Index and our holdings performed better than those in the Index. We garnered good results from India-based information technology services providers Cognizant Technology and Infosys Technologies. The Fund was significantly underweighted in packaged software and Internet software/services compared to the Index. Ninetowns Digital World Trade Holdings, a developer of software to enable companies and Chinese government agencies to streamline the import/export process, and Kintera, a developer of software to help non-profit organizations increase donations, produced disappointing results. We added Opera Software, a Norwegian developer of multi-platform web browsers that has benefited from growing demand for products that enable wireless web connection.

     Our investment in Nextel Partners was responsible for the Fund's outperformance in communications. The stock price rose on news that the company had entered into discussions to exercise its right to sell to Sprint Nextel.

OUTLOOK

     Looking ahead, investor concerns that may weigh on stock prices include inflation, the U.S. budget deficit, the scope of economic impact from natural disasters, record high energy costs, and how these issues might affect consumer sentiment. Our focus is to remain disciplined in our approach by thoroughly researching the growth potential and valuation of prospective investments and continually monitoring our existing investments.

     We continue to look for opportunities around the globe. Science and technology companies outside of the U.S. are not as richly valued as comparable U.S. companies. We have found this to be especially true in Asia where we see interesting opportunities in countries like Singapore, South Korea and Taiwan. We believe that global investing in science and technology companies has the potential to help you achieve your long-term investment objectives.

     Thank you for investing in the Wasatch Global Science & Technology Fund.

GLOBAL SCIENCE & TECHNOLOGY FUND -- PORTFOLIO SUMMARY         SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              SINCE INCEPTION
                                           1 YEAR   5 YEARS       12/19/00
                                           ------   -------   ---------------
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND   27.88%     N/A           6.05%
Lipper Science & Technology Index          17.81%     N/A         -11.24%
Russell 2000 Technology Index              10.34%     N/A         -10.42%
Nasdaq Composite Index                     14.19%     N/A          -3.61%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                             TOP 10 EQUITY HOLDINGS*

TICKER    COMPANY                              % OF FUND
------    -------                              ---------
OIIM      O2MICRO INTERNATIONAL LTD.             4.36%
          (Cayman Islands) Semiconductors.

INFO IN   INFOSYS TECHNOLOGIES LTD.              2.92%
          (India) Business and information
          technology consulting.

SLAB      SILICON LABORATORIES, INC.             2.91%
          Analog and mixed signal integrated
          circuits.

CTSH      COGNIZANT TECHNOLOGY SOLUTIONS
          CORP., CLASS A                         2.80%
          Professional technology services.

KCI       KINETIC CONCEPTS, INC.                 1.92%
          Devices for wound treatment.

NSM       NATIONAL SEMICONDUCTOR CORP.           1.90%
          Semiconductors.

SRX       SRA INTERNATIONAL, INC., CLASS A       1.88%
          Information technology services
          for government agencies.

QLGC      QLOGIC CORP.                           1.87%
          Semiconductors.

PLXT      PLX TECHNOLOGY, INC.                   1.77%
          Semiconductors.

MCRL      MICREL, INC.                           1.62%
          Semiconductors.

* As of September 30, 2005, the Fund had 23.95% invested in the Top 10 equity holdings and there were 122 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   (PIE CHART)

TECHNOLOGY                   45.1%
HEALTH CARE                  20.2%
INFORMATION TECHNOLOGY       12.0%
INDUSTRIALS                   6.5%
PRODUCER DURABLES             4.6%
FINANCIALS                    3.5%
CONSUMER DISCRETIONARY        3.2%
OTHER                         2.2%
TELECOMMUNICATION SERVICES    1.4%
MATERIALS & PROCESSING        1.3%

**   Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

           WASATCH GLOBAL
             & SCIENCE        LIPPER SCIENCE &     NASDAQ COMPOSITE     RUSSELL 2000
   DATE    TECHNOLOGY FUND    TECHNOLOGY INDEX          INDEX        TECHNOLOGY INDEX
   ----    ---------------   ------------------   ----------------   ----------------
12/19/2000+    10,000           10,000               10,000            10,000
 9/30/2001      8,020            4,537                5,725             5,098
 9/30/2002      6,510            3,040                4,494             3,092
 9/30/2003     10,959            4,752                6,882             5,891
 9/30/2004     10,357            4,798                7,343             5,352
 9/30/2005     13,245            5,652                8,385             5,906

+ INCEPTION: DECEMBER 19, 2000. THE LIPPER SCIENCE & TECHNOLOGY INDEX is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. THE RUSSELL 2000 TECHNOLOGY INDEX is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. THE NASDAQ COMPOSITE INDEX is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. YOU CANNOT INVEST IN THESE INDEXES.

HERITAGE GROWTH FUND -- MANAGEMENT DISCUSSION                 SEPTEMBER 30, 2005

(PHOTO OF CHRIS BOWEN)
PORTFOLIO MANAGER

(PHOTO OF RYAN SNOW)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

     The Wasatch Heritage Growth Fund had a return of 15.95% in the year ended September 30, 2005. The Fund's return was below that of the Russell Midcap Growth Index (the "Index"), which added 23.47%, and the Russell Midcap Index, which gained 25.10%, but was better than the Russell 1000 Growth Index, which gained 11.60%. In subsequent reports, we plan to drop the Russell Midcap Index as a benchmark for the Fund.

     A significant driver of the Fund's underperformance relative to the Index was derived from sector allocation. In particular, limited exposure to two of the best-performing sectors--energy and materials and processing--as well as weak performance from our financial services sector.

     The fundamentals of companies held by the Fund were very solid. The average annual captured earnings growth reported by the Fund's holdings continued to be in the high-teens. The Fund's portfolio continued to be reasonably valued with a price-to-earnings ratio roughly in line with the growth rate. From the perspective of future investment results, we are optimistic that if our companies can continue to grow earnings and their valuations remain reasonable, long-term performance should be positive.

     In the energy sector, our holdings were up more than those in the Index but our significant underweighting in the sector held back performance relative to the Index. The Fund was also significantly underweighted in the materials and processing sector. However, our holdings in this sector detracted from the Fund's performance while those in the Index added to its performance. The underperformance of these two sectors created a headwind that was a major contributor to the Fund's underperformance of the Index. We have traditionally avoided companies in these sectors because their business models are generally dependent on volatile commodity prices and it can be difficult to find companies capable of consistent, predictable growth. Even the best run companies in these sectors can fall prey to a prolonged drop in the prices of their products--a factor over which they have little control. We prefer to invest in companies that can shape their destinies and do not rely so heavily on outside forces.

     That said, we believe the current energy cycle may possess some attractive underlying long-term growth characteristics. The current global economic expansion is sustaining the growing worldwide demand for raw materials and may be turning the energy sector into more of a fundamental growth driver. After spending considerable time applying our disciplined stock research process to the energy area, we have begun to invest in what we believe are attractive long-term opportunities.

     The Fund's financial services holdings detracted the most from the Fund's performance relative to the Index. Rising short-term interest rates and a flattening yield curve caused some of our companies to lower earnings estimates, which in turn depressed their stock prices. A large drop in Doral Financial, a diversified financial services company, was by far the biggest detractor from the Fund's overall return. We believe the company's drop in valuation was partly attributable to interest rate fears and partly to concerns over earnings quality stemming from a change in the company's accounting procedures. We have significantly reduced our weight in the stock and continue to monitor our position closely.

     On a more positive note, our holdings in the health care sector were up during the year and ahead of the companies tracked by the Index. The Fund and the Index had a nearly identical weight in this sector, so stock selection had the largest effect on our outperformance. Our top contributors were WellPoint and PacifiCare Health Systems, managed care providers. Both companies were involved in mergers that boosted the value of their stocks. Partially offsetting our positive results was our investment in AMERIGROUP, a managed care provider that late in the year pre-announced a weak quarter and lowered earnings guidance, cutting its stock value in half.

     We were overweighted in homebuilding companies within the producer durables sector, and our holdings performed better than those in the benchmark. NVR and D.R. Horton were the Fund's top contributors in this sector. The stock prices of some of our homebuilders declined in the last couple months of the Fund's fiscal year, despite reporting strong earnings growth. Although there may be some risk of cooling demand in housing that may affect public homebuilding companies in the short run, we have not changed our investment thesis: we believe they can succeed by growing market share, maintaining terrific long-term earnings visibility, and leveraging their balance sheets. The solid performance of these companies illustrates the importance that Wasatch places on looking through market pessimism to invest in companies that may provide sustainable competitive advantages over the long run.

OUTLOOK

     The earnings growth of companies held by the Fund has been strong. In addition, these companies seem to be valued in a range where they may be able to generate good upside potential. We continue to work on concentrating the Fund's assets in what we believe are high quality companies--both domestic and international--that have solid growth prospects and are attractively valued. By remaining focused on this strategy, we believe the Fund will have the potential to help you achieve your long-term investment objectives.

     We appreciate the opportunity to manage your assets.

HERITAGE GROWTH FUND -- PORTFOLIO SUMMARY                     SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                  SINCE INCEPTION
                               1 YEAR   5 YEARS       6/18/04
                               ------   -------   ---------------
WASATCH HERITAGE GROWTH FUND   15.95%     N/A          10.96%
Russell Midcap Growth Index    23.47%     N/A          15.62%
Russell 1000 Growth Index      11.60%     N/A           4.91%
Russell Midcap Index           25.10%     N/A          20.34%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investing in mid cap funds can be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

                             TOP 10 EQUITY HOLDINGS*

TICKER   COMPANY                            % OF FUND
------   -------                            ---------
APOL     APOLLO GROUP, INC., CLASS A          4.32%
         Higher education for working
         adults.

TEVA     TEVA PHARMACEUTICAL INDUSTRIES
         Ltd. ADR                             3.70%
         Pharmaceuticals.

CBH      COMMERCE BANCORP, INC.               3.02%
         Commercial banking, corporate
         trust and insurance brokerage
         services.

BBBY     BED BATH & BEYOND, INC.              2.77%
         Household goods retailer.

HDI      HARLEY-DAVIDSON, INC.                2.54%
         Motorcycles.

ACS      AFFILIATED COMPUTER SERVICES,        2.42%
         Inc., Class A
         Outsource provider of
         business and information
         technology services.

WLP      WELLPOINT, INC.                      2.22%
         Health maintenance organization.

CMX      CAREMARK RX, INC.                    2.20%
         Pharmacy benefits manager.

QLGC     QLOGIC CORP.                         2.19%
         Semiconductors.

NFB      NORTH FORK BANCORPORATION, INC.      2.17%
         Regional bank.

* As of September 30, 2005, the Fund had 27.55% invested in the Top 10 equity holdings and there were 86 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   (PIE CHART)

CONSUMER DISCRETIONARY   23.5%
HEALTH CARE              21.2%
FINANCIAL SERVICES       19.3%
TECHNOLOGY               15.3%
PRODUCER DURABLES        10.0%
AUTOS & TRANSPORTATION    3.8%
ENERGY                    3.7%
INFORMATION TECHNOLOGY    2.1%
FINANCIALS                1.1%

**   Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)


           WASATCH HERITAGE   RUSSELL MIDCAP   RUSSELL MIDCAP   RUSSELL 1000
   DATE      GROWTH FUND           INDEX        GROWTH INDEX    GROWTH INDEX
   ----    ----------------   --------------   --------------   ------------
 6/18/2004+     10,000            10,000           10,000          10,000
 6/30/2004      10,030            10,232           10,206          10,057
 9/30/2004       9,860            10,146            9,764           9,532
12/31/2004      11,143            11,532           11,125          10,406
 3/31/2005      10,783            11,502           10,939           9,981
 6/30/2005      11,193            11,983           11,314          10,226
 9/30/2005      11,433            12,693           12,055          10,637

+ INCEPTION: JUNE 18, 2004. THE RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. THE RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. THE RUSSELL MIDCAP INDEX is an unmanaged total return index of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. YOU CANNOT INVEST DIRECTLY IN THESE INDEXES.

INTERNATIONAL GROWTH FUND -- MANAGEMENT DISCUSSION            SEPTEMBER 30, 2005

(PHOTO OF MIKE GERDING, CFA)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

     The Wasatch International Growth Fund gained 26.02% in the 12 months ended September 30, 2005. Most countries around the world posted strong performance during the year as evidenced by the 36.58% gain of the MSCI World Ex-U.S.A. Small Cap Index.

     As of September 30, we owned 83 companies in 22 countries. The weighted average market capitalization of the Fund's portfolio was approximately $1.5 billion, while the median market cap was about $804 million. Estimated earnings growth for the next three years in the portfolio is about 19%, and we have been paying on average about 18 times forward earnings for that growth.

     The Fund benefited from notable outperformance of the Index in several countries including France, Germany and Switzerland, where we were overweighted compared to the Index. Our underweighting in Japan, Australia, Italy and the United Kingdom contributed to our underperformance of the Index, as did our overweighting and the weak performance of some holdings in Singapore and Canada.

     We continue to see improving economic growth in Japan. We have been adding to our weight in Japan as we have found companies that fit our criteria for revenue and earnings growth that are selling at reasonable price-to-earnings multiples. Japan was our largest country weight at nearly 20%.

     Exposure to emerging markets benefited the Fund, as a number of the markets were extremely strong, and traded at high price-to-earnings multiples relative to where they have been historically. While we retain our positive long run view of many of the world's developing markets, we took profits and trimmed some of our emerging market positions. India contributed the most to the Fund's return and was our largest emerging market weight at nearly 5%.

     The Fund's largest sector weights continue to be those that we believe have the strongest growth potential. As of September 30, these were consumer discretionary, health care, and information technology. These sectors contributed more to the Fund's performance than to the Index's. We were underweighted in industrials and financials and did not own any companies in the materials sector. Our lack of holdings in these areas hurt the Fund's relative performance. Materials was an extremely strong area of the market, driven mostly by the seemingly insatiable demand from China and India for all kinds of raw materials.

     The top contributors to the Fund's performance over the past 12 months represented a variety of countries and industries. The Fund's best performer and top contributor was Pantaloon, one of India's few organized retailers. The company is successfully expanding before other international players are allowed to enter the country. The performance of Orpea, a nursing home operator, was driven by continued strong demand for nursing home beds in France. Two United Kingdom-based oil and gas companies, Soco International and Cairn Energy, benefited from recent discovery and development success. Both companies excel at finding and developing new oil and gas fields in "frontier" areas such as Vietnam, Mongolia and India. Continued job growth in Japan drove the performance of en-Japan, an Internet employment agency. We also received good results from Elekta, a Swedish manufacturer of radiology equipment, and Bijou Brigitte, a costume jewelry retailer based in Germany. Home Capital, a Canadian alternative mortgage lender, did well for the Fund as did HDFC Bank, a provider of consumer loans and financial services that is now in over 280 cities throughout India.

     Despite broad-based solid performance from among the Fund's holdings, there were some notable detractors. We were disappointed in the performance of Acadomia Groupe, a provider of educational services in France, and SkyePharma, a United Kingdom specialty pharmaceutical and drug delivery company that suffered disappointment associated with the development of a new drug as well as slower than expected royalties on existing products. Angiotech Pharmaceuticals, a Canadian company that developed the drug coating for Boston Scientific's highly successful Taxus drug-coated stent has transitioned from concept to profitability but the stock underperformed in recent months. Companies that detracted from performance, no longer met our investment criteria and were sold included Clarion, MFS Technology, Ninetowns Digital World Trade Holdings, Sanctuary Group, Accord Customer Care Solutions and Doral Financial. Doral, mentioned in our last report, was the Fund's biggest detractor for the 12-month period.

OUTLOOK

     The high price of oil is one of the major factors impacting economies around the world. This might result in slowing down consumers during the winter as they cope with high heating bills and gasoline prices. In Europe, where consumers are already struggling with the sluggish economy and slow job growth, this could have particularly negative impact.

     Although Hurricane Katrina may cause foreign companies temporary difficulties in the New Orleans port, a major hub for importers and exporters, they are most vulnerable to Katrina's aftermath in their general exposure to the U.S. economy. The U.S. continues to be the primary engine of world economic growth, and to the extent the U.S. economy slows down, economies overseas will be impacted. We are paying a great deal of attention to the exposure our companies have to the U.S. economy.

     Higher interest rates in the U.S. and many other parts of the world will also likely slow the global economy through the end of 2005 and into 2006. Conversely, higher interest rates in Japan will likely be viewed positively as a sign of economic growth and the end of deflation.

     We continue to focus on investing in what we believe are the best small companies from around the world. We believe our disciplined process and international scope will help us identify companies with the potential to help you achieve your long-term investment objectives.

     Thank you for investing in the Wasatch International Growth Fund.

INTERNATIONAL GROWTH FUND -- PORTFOLIO SUMMARY                SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                          SINCE INCEPTION
                                       1 YEAR   5 YEARS       6/28/02
                                       ------   -------   ---------------
WASATCH INTERNATIONAL GROWTH FUND      26.02%     N/A          20.84%
MSCI World Ex-U.S.A. Small Cap Index   36.58%     N/A          25.18%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER     COMPANY                                   % OF FUND
------     -------                                   ---------
CNE LN     CAIRN ENERGY PLC                            2.59%
           (United Kingdom) Oil and gas developer.

SIA LN     SOCO INTERNATIONAL PLC                      2.51%
           (United Kingdom) Oil and gas developer.

ORP FP     ORPEA (France)                              2.51%
           Nursing homes.

AWD GR     AWD HOLDING AG                              2.48%
           (Germany) Financial services.

4666 JP    PARK24 CO. LTD. (Japan)                     2.21%
           Parking lot operator.

HXM        DESARROLLADORA HOMEX S.A.
           de C.V.ADR                                  2.08%
           (Mexico) Homebuilder.

STMN SW    STRAUMANN HOLDING AG                        2.07%
           (Switzerland) Dental implants.

CPW LN     CARPHONE WAREHOUSE GROUP                    1.97%
           PLC (United Kingdom)
           Cell phones and telecom services
           retailer.

EKTAB SS   ELEKTA AB, CLASS B                          1.97%
           (Sweden) Radiology equipment.

4849 JP    EN-JAPAN, INC.                              1.87%
           (Japan) Internet employment agency.

* As of September 30, 2005, the Fund had 22.26% invested in the Top 10 equity holdings and there were 86 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   (PIE CHART)

CONSUMER DISCRETIONARY       23.8%
HEALTH CARE                  22.5%
INFORMATION TECHNOLOGY       14.5%
INDUSTRIALS                  11.9%
FINANCIALS                   10.2%
CONSUMER STAPLES              7.0%
ENERGY                        5.5%
TELECOMMUNICATION SERVICES    2.9%
UTILITIES                     1.0%
TECHNOLOGY                    0.7%

**   Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

            WASATCH INTERNATIONAL  MSCI WORLD EX-U.S.A.
   DATE          GROWTH FUND         SMALL CAP INDEX
   ----     --------------------   --------------------
6/28/2002+         10,000                  10,000
9/30/2002           8,850                   8,505
9/30/2003          12,060                  12,037
9/30/2004          14,710                  15,236
9/30/2005          18,538                  20,810

+ INCEPTION: JUNE 28, 2002. THE MSCI WORLD EX-U.S.A. SMALL CAP INDEX is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. YOU CANNOT INVEST IN THE INDEX.

INTERNATIONAL OPPORTUNITIES FUND -- MANAGEMENT DISCUSSION     SEPTEMBER 30, 2005

     The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers.

REVIEW SINCE INCEPTION

     Since inception on January 27, 2005 through September 30, 2005, the Wasatch International Opportunities Fund gained 9.50%. Over same period the MSCI World Ex-U.S.A. Small Cap Index gained 15.23%. Much of the Fund's shortfall in performance relative to the Index can be attributed to not being fully invested throughout the period and holding foreign currencies when the U.S. dollar was strengthening. As of September 30, the Fund was over 90% invested and we continue to make good progress toward being fully invested.

     Our investments were broadly diversified among countries and sectors. The countries contributing the most to performance were Norway, Sweden and Japan. South Korea, New Zealand and France were the biggest detractors.

     Throughout the year, we have been able to find small companies in many markets around the world that are characterized by high return on assets and high return on equity, have good growth prospects and are reasonably valued. We have traveled to Europe, Asia, Australia, Canada and New Zealand spending considerable time in face-to-face meetings with management teams.

     Japan was the Fund's most heavily weighted country but we were still underweighted versus the Index. Japan is increasingly attractive to us as consumer sentiment seems to be improving, Prime Minister Koizumi appears to have a strong mandate to overhaul the banking system, and a better outlook for land prices makes property ownership more desirable.

     In Japan, our largest position and top contributor was Takeuchi Manufacturing, a manufacturer of mini excavation equipment that has been enjoying strong global demand for its products. On the other hand, Arbeit-Times, a Tokyo-based publisher of a free magazine containing job information, reported disappointing earnings and detracted from performance. We have made a few investments that we feel may benefit from a turnaround in the Japanese real estate market. Among these, the best performer was Joint Corp., a residential developer mainly of condominiums. Although Japan contributed significantly to the Fund's performance, our Japanese holdings underperformed those in the Index.

     In Norway and Sweden, all but one of our investments added value to the Fund and made these countries the best contributors to performance. RaySearch Laboratories, Det Norske Oljeselskap (DNO) and Acta Holdings were the leading contributors. RaySearch, a Swedish developer of dosage optimization software for radiology treatment, has been growing by licensing its software to radiology equipment manufacturers. DNO is an oil exploration company that we feel is still undervalued despite the strong move in its stock price related to a significant discovery in Yemen. Acta Holdings is a network of financial advisors benefiting from the trend among Norwegians to reallocate assets from bank deposits to other investments.

     Our investments in Australia were concentrated in natural resources companies that have benefited from persistently high energy prices and China's insatiable need for raw materials. Tap Oil, an oil and gas discovery and production company with operations in Australia's Carnarvon Basin, was the best performer from among our Australian holdings. Consolidated Minerals, a provider of raw materials such as manganese and chromite used in the production of carbon and stainless steel, also did well.

     In South Korea, we have found some interesting small companies with the balance sheet quality and growth characteristics we seek. Unfortunately, our Korean stocks did not do as well as we expected them to primarily due to weakness in Able C&C, a cosmetics company that announced disappointing numbers. Although our holdings did not produce returns reflective of the health we see in this market, we remain positive on their long-term growth prospects.

     We also found growing small companies that we viewed as undervalued in Singapore. As a group, our Singapore holdings contributed to the Fund's performance. However, we underperformed the Index in this market largely due to Accord Customer Care Solutions. Accord was investigated for fraudulent accounting and we sold our position.

     Performance was mixed for our Canadian holdings. A top contributor was Bow Valley Energy. Bow uses technology to improve the production of mature oil fields and has assets in Canada and the North Sea. We reduced our position in Allen-Vanguard, a maker of anti-terrorism products. The company struggled as bureaucratic red tape held up contract approvals. The business results of CoolBrands, a Canadian distributor of brand name frozen treats, also suffered due to a price war between two of its distribution customers.

     Our best performer in the Hong Kong market was Ports Design, a fashion retailer with a significant presence in China. We were attracted to Ports due to its conservative management, healthy balance sheet, solid margins and strong same store sales growth. On the other hand, Varitronix International, a manufacturer of liquid crystal displays, fell short of expectations and was sold as the company struggled with poor demand for its handset products and declining momentum in other business lines.

     Many retail companies in the United Kingdom were affected by a slowdown in consumer spending. Among them were two Fund holdings--flooring retailer Topps Tiles and fashion retailer Ted Baker.

OUTLOOK

     The global economy may be entering a difficult period due to uncertainty over inflation, concern over high energy prices and less than robust consumer spending in many parts of the world. These conditions are likely to increase volatility in the world's equity markets. Our focus will be to identify globally competitive small companies. We believe these companies can potentially attract investors because they are led by experienced management teams, have consistently strong business results and are undervalued. We also continually reassess the companies held by the Fund and will increase or decrease our positions based on our confidence in their fundamentals and the opportunities we see.

     We appreciate your investment in the Wasatch International Opportunities Fund.

INTERNATIONAL OPPORTUNITIES FUND -- PORTFOLIO SUMMARY         SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              SINCE INCEPTION
                                           1 YEAR   5 YEARS       1/27/05*
                                           ------   -------   ---------------
WASATCH INTERNATIONAL OPPORTUNITIES FUND     N/A      N/A           9.50%
MSCI World Ex-U.S.A. Small Cap Index         N/A      N/A          15.23%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*    Returns less than a year are not annualized

                            TOP 10 EQUITY HOLDINGS**

TICKER                COMPANY              % OF FUND
------                -------              ---------
RAY BSS   RAYSEARCH LABORATORIES             3.17%
          (Sweden) Dosage software for
          radiology.

ACTA NO   ACTA HOLDINGS ASA                  2.25%
          (Norway) Financial advisory
          services.

589 HK    PORTS DESIGN LTD.                  2.16%
          (Hong Kong) Fashion retailer.

6432 JP   TAKEUCHI MANUFACTURING CO.         1.72%
          LTD. (Japan) Construction
          machinery manufacturer.

CSM AU    CONSOLIDATED MINERALS LTD.         1.69%
          (Australia) Raw materials for
          the production of carbon and
          stainless steel.

LMA SP    LMA INTERNATIONAL N.V.             1.60%
          (Singapore) Devices for
          airway support during surgery.

RLS SP    RAFFLES EDUCATION CORP. LTD.       1.47%
          (Singapore) For-profit
          education.

MMI SP    MMI HOLDINGS LTD.                  1.44%
          (Singapore) Electro-mechanical
          components and equipment.

4065 JP   KIBUN FOOD CHEMIFA CO. LTD.        1.40%
          (Japan) Soymilk products.

PSI CN    PASON SYSTEMS, INC. (Canada)       1.39%
          Oil field measurement
          equipment.

** As of September 30, 2005, the Fund had 18.29% invested in the Top 10 equity holdings and there were 135 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN+

                                   (PIE CHART)

INDUSTRIALS              21.5%
CONSUMER DISCRETIONARY   19.3%
FINANCIALS               13.0%
INFORMATION TECHNOLOGY   11.4%
ENERGY                   10.3%
HEALTH CARE               9.8%
MATERIALS                 8.7%
CONSUMER STAPLES          5.5%
TECHNOLOGY                0.5%

+    Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

           WASATCH INTERNATIONAL  MSCI WORLD EX-U.S.A.
   DATE     OPPORTUNITIES FUND      SMALL CAP INDEX
   ----    ---------------------  --------------------
1/27/2005++        10,000                 10,000
1/31/2005          10,000                 10,041
2/28/2005          10,100                 10,468
3/31/2005           9,850                 10,297
4/30/2005           9,750                 10,007
5/31/2005           9,550                 10,031
6/30/2005           9,850                 10,297
7/31/2005          10,250                 10,744
8/31/2005          10,700                 11,074
9/30/2005          10,950                 11,523

++ INCEPTION: JANUARY 27, 2005. THE MSCI WORLD EX-U.S.A. SMALL CAP INDEX is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. YOU CANNOT INVEST IN THE INDEX.

MICRO CAP FUND -- MANAGEMENT DISCUSSION                       SEPTEMBER 30, 2005

(PHOTO OF ROBERT GARDINER, CFA)
PORTFOLIO MANAGER

(PHOTO OF DANIEL CHACE, CFA)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

     The Wasatch Micro Cap Fund had a return of 26.42% for the 12 months ended September 30, 2005. The Russell 2000 Index, widely used to gauge the performance of small company stocks, returned 17.95% over the same period.

     Most of the Fund's outperformance was attributable to superior stock selection in the consumer discretionary, technology and health care sectors. Our largest overweights were in these sectors, and they made the largest contributions to our outperformance versus the Index.

     Our international efforts also were fruitful. For the year, gains in our international holdings outpaced those of our domestic holdings. These holdings included American Depositary Receipts (ADRs--receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges), companies incorporated in other countries but whose shares trade on U.S. stock exchanges, and foreign stocks. Four of the Fund's top 10 contributors were international holdings. In total, non-U.S. holdings represented nearly 23% of the portfolio as of September 30 and contributed to nearly 8% of our gross return. Most of the performance came from technology and consumer investments in Western Europe and Southeast Asia.

     As mentioned above, a subset of our total international weighting was in foreign company stocks listed on foreign exchanges. These stocks also performed well for the Fund during the year. At year-end, roughly 15% of the Fund was invested in foreign-listed stocks, which were up almost 37% for the year and contributed over 5% of the Fund's gross return.

     The consumer discretionary sector was very strong for us, both domestically and internationally, and it contributed the most to our relative outperformance. Bijou Brigitte (Germany), a fashion accessories company, was our top performer in this group and for the Fund overall. Other top contributors included O'Reilly Automotive, a specialty retailer of automotive aftermarket parts; and Guitar Center, a chain of music stores.

     Our positive results in the consumer discretionary sector were partially offset by weakness in Acadomia Groupe (France), a provider of educational services and domestic help, and Cost Plus, a retailer of casual home furnishings. Although the outlook for consumer spending remains uncertain amid higher energy prices and rising interest rates, we have been able to find smaller retailers with strong growth prospects at reasonable valuations, so we have maintained our overweighting in the sector.

     Our technology holdings also added to our relative performance during the year. We were overweighted in this sector and our selections greatly outperformed the comparable sector of the Index. Two of our top contributors were Fargo Electronics, a developer of printing systems for identification cards, and O2Micro (Cayman Islands), a semiconductor manufacturer. These results were partially offset by MFS Technology (Singapore), a provider of flexible printed circuit boards, and Kintera, a provider of software and services for non-profit organizations.

     The Fund's overweighted health care holdings were up more than those tracked by the Index. The Fund benefited the most from its investments in AmSurg, an operator of ambulatory surgery centers, Icon (Ireland), a contract researcher, Accredo Health, a service provider for individuals with chronic diseases that was acquired during the year, and AMN Healthcare, a temporary health care staffing company. We had a couple of detractors, as well: Odyssey HealthCare, a hospice care provider, and EPIX Pharmaceuticals, a provider of medical imaging technologies. We sold most of our position in Odyssey when we became concerned about a Department of Justice investigation and certain operational issues. EPIX shares declined in value as the company struggled to get its lead product approved by the U.S. Food and Drug Administration.

     We were underweighted in the financial services and energy sectors, which helped and hurt our results, respectively. During the year, investors were unsettled by rising interest rates, which made it a tough environment for financial stocks. Our underweighting in finance services, coupled with our stocks performing better than those in the Index, aided our performance.

     On the other hand, our minimal exposure to energy provided the biggest drag on relative performance. While energy companies, on average, only comprised over 5% of the Index during the year, the sector was up over 70%. Historically, we have been underweighted in the energy sector due to the cyclicality of the industry and business models that rarely meet our stock selection criteria.

     Having no holdings in the utilities sector and being significantly underweighted in the materials and processing sector meant the Fund missed most of the performance these two sectors added to the Index.

OUTLOOK

     Given that the reported earnings of our companies exceeded our expectations across a broad range of sectors and industries, and that valuations appear to be reasonable, we feel confident about the Fund's composition. Although we continue to expect solid earnings growth for our companies over the long run, the uncertain macroeconomic environment makes the near-term outlook a bit more challenging. Against this backdrop, we are emphasizing what we believe are high-quality companies at attractive valuations. We continue to seek companies that we believe offer sustainable growth independent of what is happening in the broader economy. We think is the best way to help you pursue your investment objectives over the long run.

     We would like to thank you for the opportunity to manage your assets.

MICRO CAP FUND -- PORTFOLIO SUMMARY                           SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                         1 YEAR   5 YEARS   10 YEARS
                         -----    -------   --------
WASATCH MICRO CAP FUND   26.42%    19.09%    23.51%
Russell 2000 Index       17.95%     6.45%     9.37%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                             TOP 10 EQUITY HOLDINGS*

TICKER   COMPANY                            % OF FUND
------   -------                            ---------
AMSG     AMSURG CORP.                         3.37%
         Outpatient surgery centers.

OIIM     O2MICRO INTERNATIONAL LTD.           2.92%
         (Cayman Islands) Semiconductors.

AHS      AMN HEALTHCARE SERVICES, INC.        2.73%
         Health care staffing.

BGFV     BIG 5 SPORTING GOODS CORP.           2.46%
         Sporting goods retailer.

ICLR     ICON PLC ADR (IRELAND)               2.41%
         Clinical research services for
         the global pharmaceutical
         industry.

USPH     U.S. PHYSICAL THERAPY, INC.          1.98%
         Physical therapy clinics.

BIJ GR   BIJOU BRIGITTE AG (GERMANY)          1.86%
         Costume jewelry retailer.

MCRL     MICREL, INC.                         1.76%
         Semiconductors.

PLXT     PLX TECHNOLOGY, INC.                 1.56%
         Semiconductors.

KEYS     KEYSTONE AUTOMOTIVE
         INDUSTRIES, INC.                     1.53%
         Auto replacement parts.

* As of September 30, 2005, the Fund had 22.58% invested in the Top 10 equity holdings and there were 137 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   (PIE CHART)

HEALTH CARE              24.9%
CONSUMER DISCRETIONARY   24.7%
TECHNOLOGY               23.0%
FINANCIAL SERVICES        6.6%
PRODUCER DURABLES         5.0%
AUTOS & TRANSPORTATION    4.8%
INDUSTRIALS               3.9%
OTHER                     3.6%
FINANCIALS                1.8%
ENERGY                    1.7%

**   Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

          WASATCH MICRO
   DATE     CAP FUND    RUSSELL 2000 INDEX
   ----   ------------- ------------------
9/30/1995     10000            10000
9/30/1996     11581            11313
9/30/1997     16743            15068
9/30/1998     15279            12203
9/30/1999     21044            14530
9/30/2000     34486            17928
9/30/2001     40115            14126
9/30/2002     39550            12812
9/30/2003     59435            17489
9/30/2004     65353            20772
9/30/2005     82621            24500

THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

MICRO CAP VALUE FUND -- MANAGEMENT DISCUSSION                 SEPTEMBER 30, 2005

(PHOTO OF JOHN MALOOLY, CFA)
PORTFOLIO MANAGER

(PHOTO OF BRIAN BYTHROW, CFA)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

     The Wasatch Micro Cap Value Fund returned 19.87% for the 12 months ended September 30 and outperformed the Russell 2000 Index, which was up 17.95%.

     We made two significant sector decisions that, when combined with solid earnings growth from our portfolio companies, produced good results. Earlier this year, we believed the U.S. consumer was going to be stretched by rising energy prices and interest rate increases. As a result, we underweighted holdings in the consumer discretionary and financial services sectors. Both decisions added to the Fund's return and contributed to our outperformance of the Index.

     With only a 3% average weighting in U.S. consumer discretionary companies, we concentrated our exposure outside the U.S. where we thought prospects were better. Our top contributors included Bijou Brigitte (Germany), a retailer of inexpensive fashion jewelry; easyhome (Canada), a retailer of rent-to-own furniture and electronics; and Ports Design (Hong Kong), a high-end fashion retailer. We believe all three stocks were undervalued, under-followed, and of good quality when we bought them. We are looking for opportunities around the world with similar characteristics. On the other hand, our investment in Allen-Vanguard (Canada) detracted from performance. The company provides products and services to combat terrorism, and has struggled due to delayed approval for government contracts.

     We think our financial sector holdings fared better than those tracked by the Index because they were of better quality or offered superior values. We avoided companies that had liability-sensitive balance sheets, such as banks whose profits can erode when interest rates rise. Instead, we focused on firms that owned variable-rate loans that can be more profitable in such environments. We also sought out franchises whose customers are mostly indifferent to rising rates, such as subprime auto lenders Nicholas Financial and United PanAm Financial, and First Cash Financial Services, an operator of pawnshops in the U.S. and Mexico. Our top contributor to this sector was Home Capital (Canada), a specialty mortgage lender. The notable detractor in the Fund's financial services sector was BFC Financial.

     The Fund's performance in the health care sector was in line with that of the Index but our overweighting meant this sector added more to the Fund's performance than to the Index's. NuVasive, a company that markets a less invasive spinal surgery product, helped our results. In addition, the Fund benefited from E-Z-EM, a provider of products used in screening for gastrointestinal disorders. E-Z-EM also owned a majority stake in AngioDynamics, a company with a growing leg-vein treatment business. We believed E-Z-EM's valuation would not fully reflect AngioDynamics' imbedded value until AngioDynamics was spun off, which it was in late 2004. Both companies helped our return and we subsequently sold AngioDynamics based on valuation. We currently own one other company that treats peripheral artery disease, VNUS Medical Technologies. We believe VNUS is not getting recognized for its franchise value, although we are decidedly in the minority in this opinion.

     A small number of our health care companies experienced product approval delays with the U.S. Food and Drug Administration. ISTA Pharmaceuticals was a major detractor, as the company's product pipeline slowed and competition intensified sooner than expected. Drug research services company Discovery Partners faced offshore pricing pressure and the market became concerned about a large contract renewal; its shares shed some value.

     We were underweighted in the energy sector, one of the Index's best-performing sectors. Our energy companies performed better than the benchmark. Pason Systems, a Canadian oil and natural gas producer, and Energy Partners, a Gulf of Mexico exploration company, were top contributors.

     The autos and transportation sector, in which the Fund was overweighted, produced good returns this year. Although rising fuel costs can be a drag on some industry sectors, we like trucking companies since they typically pass fuel costs along to their customers.

     Our producer durables stocks, which include homebuilders and semiconductor capital equipment companies, struggled. Our public homebuilders lagged the companies tracked by the Index, which we think was mostly attributable to constraints imposed by their smaller size. As for semiconductor capital equipment companies, we believe stock valuations are very attractive, and that the industry is much closer to the bottom than the top of its cycle.

     The Fund's biggest detractor in the 12-month period was CoolBrands (Canada), a distributor of brand name frozen treats. We made the mistake of buying shares when the company was caught in the middle of a pricing war between two of its distribution customers. On a more positive note, IVRCL
Infrastructure, our first investment in India, has profited from a construction boom currently underway in that country.

OUTLOOK

     Concern over continued high energy prices and rising interest rates is likely to cause increased short-term stock market volatility. With that in mind, we are keeping our stock weights within moderate limits and trimming more expensive names. With the Fund's cash level comfortably within the 5% to 7% range, we intend to increase our holdings in financial services and consumer discretionary stocks as opportunities emerge. As always, our focus is on bottom-up stock selection. Consistent with our longstanding practice, we are intent on finding solid growth companies or true value, and avoiding the middle ground.

     We appreciate the opportunity to manage your assets.

MICRO CAP VALUE FUND -- PORTFOLIO SUMMARY                     SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                  SINCE INCEPTION
                               1 YEAR   5 YEARS       7/28/03
                               ------   -------   ---------------
WASATCH MICRO CAP VALUE FUND   19.87%     N/A          21.98%
Russell 2000 Index             17.95%     N/A          18.39%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                            TOP 10 EQUITY HOLDINGS*

TICKER   COMPANY                            % OF FUND
------   -------                            ---------
APTI     ADVANCED POWER TECHNOLOGY, INC.      3.02%
         Semiconductors.

BIJ GR   BIJOU BRIGITTE AG (Germany)          2.49%
         Costume jewelry retailer.

EPL      ENERGY PARTNERS LTD.                 2.14%
         Oil and natural gas exploration
         and production.

WIBC     WILSHIRE BANCORP, INC.               2.11%
         Regional bank.

NPTH     ENPATH MEDICAL, INC.                 2.11%
         Advanced vascular delivery
         products.

EH CN    EASYHOME LTD. (Canada)               2.07%
         Rent-to-own retailer.

IRIX     IRIDEX CORP.                         2.07%
         Laser systems for ophthalmology.

EZM CN   EUROZINC MINING CORP. (Canada)       1.78%
         Mining for base metals.

PLXT     PLX TECHNOLOGY, INC.                 1.78%
         Semiconductors.

PSI CN   PASON SYSTEMS, INC. (Canada)         1.62%
         Oil field measurement equipment.

* As of September 30, 2005, the Fund had 21.19% invested in the Top 10 equity holdings and there were 121 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   (PIE CHART)

HEALTH CARE              20.5%
CONSUMER DISCRETIONARY   14.4%
TECHNOLOGY               14.0%
FINANCIAL SERVICES       11.5%
INDUSTRIALS              11.2%
PRODUCER DURABLES         7.6%
ENERGY                    7.0%
OTHER                     6.1%
AUTOS & TRANSPORTATION    5.2%
MATERIALS                 2.5%

**   Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

              WASATCH MICRO
   DATE      CAP VALUE FUND    RUSSELL 2000 INDEX
   ----      ---------------   ------------------
 7/28/2003+       10,000             10,000
 9/30/2003        10,450             10,316
12/31/2003        12,059             11,814
 3/31/2004        13,610             12,553
 6/30/2004        13,460             12,613
 9/30/2004        12,860             12,252
12/31/2004        14,621             13,979
 3/31/2005        14,224             13,233
 6/30/2005        14,054             13,804
 9/30/2005        15,414             14,452

+ INCEPTION: JULY 28, 2003. THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

SMALL CAP GROWTH FUND -- MANAGEMENT DISCUSSION                SEPTEMBER 30, 2005

(PHOTO OF JEFF CARDON, CFA)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

     The Wasatch Small Cap Growth Fund returned 20.73% in the year ended September 30 and outperformed the Russell 2000 Index, which returned 17.95%. We are pleased but not ecstatic with this performance.

     Our focus has always been on investing in high quality companies--firms that we believe have high quality management teams that deliver superior growth. However, during the last few years the markets have not rewarded these types of companies. As you may recall, 2003 was a year in which low quality companies with little or no earnings dominated stock market returns. In 2004, the market was driven by energy and other commodity-oriented companies. We have typically avoided these types of companies because we believe their business models are untested or too dependent on volatile commodity prices.

     During the first three quarters of our fiscal year, our emphasis on quality began to get the recognition it deserved, as the markets moved away from commodity-related stocks and toward companies with high quality growth prospects--the kinds of companies the Fund invests in.

     During the final fiscal quarter ended September 30, however, performance relative to our benchmark suffered as two Gulf Coast hurricanes caused investors to return to the commodity-driven sectors. A chain reaction occurred from this development as investors worried about an indirect "energy tax" from higher gas prices and a consumer confidence breakdown from the trauma of these events. As a result, commodity-oriented stocks enjoyed returns of 25% or more, and consumer-oriented stock prices declined. The Fund has almost no exposure to commodity-oriented companies and considerable exposure to consumer-oriented companies--this was a hurricane force headwind to be sure. The end result was that the Fund entered the final quarter of our fiscal year with a 7.35% lead over the Index, but exited the period with outperformance of just 2.78% for the entire fiscal year.

     So, despite the fact that several sector weightings hurt performance, we were able to beat our benchmark. This implies that we achieved our outperformance through good stock picking. We derived more than 75% of our return from health care, consumer discretionary and technology investments, while the Index generated just under 35% of its return from these sectors, a statistic that supports our claim of good stock picking. Among our top contributors were some of our heaviest portfolio weights such as O'Reilly Automotive, Chico's, AmSurg, Techne, and Cognizant Technology Solutions. One consumer company that struggled was Cost Plus, an importer of household goods and furnishings.

     The Fund's foreign holdings also contributed to our 12-month return. CSR, an English company that designs and manufactures semiconductors for Bluetooth wireless applications, and Bijou Brigitte, a German retailer of low-cost jewelry, contributed to the Fund's performance. The biggest detractor among our foreign holdings was UTStarcom, a position we sold.

     We carefully track the earnings growth of our companies and each quarter calculate the weighted average earnings per share growth of the aggregate portfolio. During the last four quarters, earnings growth has been stellar, running consistently at or above 20%. In fact, we have been enjoying this kind of earnings growth for the last three years.

     While our overall earnings growth has been excellent, in a typical year a handful of companies will report disappointing earnings. Not unexpectedly, these companies are among our worst stock market performers. We often view stock price declines from earnings disappointments as opportunities to invest more capital at attractive valuations. Less often, negative news changes our opinion regarding the company's quality or the viability of its products or services in the marketplace. Odyssey HealthCare, Doral Financial, and Kintera, are examples of the latter. Odyssey, a hospice care provider, announced that growth could slow due to an investigation into its reimbursement claims. Doral, a mortgage finance company, suffered from lingering questions over its accounting practices and we were unable to gain confidence in the reported numbers. Kintera, a provider of software for non-profit organizations, was weak due to an inability to gain revenue traction. We sold our positions in all three companies.

     Finally, five portfolio companies were acquired during the year: Accredo Health, CTI Molecular Imaging, Capital Automotive, Verisity, and Nassda. These companies produced profits for the Fund, but the short-term performance boost from these acquisitions was bittersweet since we now have to find new high quality companies to replace them.

OUTLOOK

     Wasatch defines quality companies as those that can deliver sustainable earnings, have capable management teams who can execute on their business plans, and can achieve higher-than-average returns on capital. We believe we have invested in vibrant companies with the potential to grow earnings faster than the overall economy. However, we are a bit more cautious about earnings growth as we look ahead to 2006. The kind of margin expansion we have enjoyed the past three years will be harder to achieve, and we have some concerns that rising commodity prices will slow demand for goods and services. Instead of earnings growth of 20% or more, we anticipate our portfolio companies to grow earnings in the mid-to-high teens. We believe this will be much better growth than that of the overall economy.

     On a more positive note, valuations are beginning to look more attractive, and we are quite enthused about the opportunity to invest in great companies at excellent prices. We are confident that the Fund has the potential to perform well if we can indeed capture the earnings growth we expect. If the market continues to move down, we feel even more confident in our ability to make investments that will perform well in future years.

     We appreciate the opportunity to manage your assets and are working hard to maintain your trust.

SMALL CAP GROWTH FUND -- PORTFOLIO SUMMARY                    SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                1 YEAR   5 YEARS   10 YEARS
                                ------   -------   --------
WASATCH SMALL CAP GROWTH FUND   20.73%    8.51%     13.25%
Russell 2000 Index              17.95%    6.45%      9.37%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER   COMPANY                             % OF FUND
------   -------                             ---------
ORLY     O'REILLY AUTOMOTIVE, INC.             3.56%
         Automotive parts
         retailer/distributor.

AMSG     AMSURG CORP.                          3.00%
         Outpatient surgery centers.

KNX      KNIGHT TRANSPORTATION, INC.           2.64%
         Long haul trucking and logistic
         services.

TECH     TECHNE CORP.                          2.53%
         Complex, disposable research kits
         for biotech.

FDS      FACTSET RESEARCH SYSTEMS, INC.        2.51%
         Financial and economic
         information for investment
         managers.

GTRC     GUITAR CENTER, INC.                   2.51%
         Music stores.

MTH      MERITAGE HOMES CORP.                  2.04%
         Homebuilder.

ICLR     ICON PLC ADR                          1.71%
         Clinical research services
         for the global pharmaceutical
         industry.

CPRT     COPART, INC.                          1.69%
         Vehicle salvage services.

SRX      SRA INTERNATIONAL, INC., CLASS A      1.56%
         Information technology services
         for government agencies.

* As of September 30, 2005, the Fund had 23.75% invested in the Top 10 equity holdings and there were 124 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   (PIE CHART)

CONSUMER DISCRETIONARY   30.3%
HEALTH CARE              22.7%
TECHNOLOGY               20.6%
FINANCIAL SERVICES       11.3%
PRODUCER DURABLES         4.0%
AUTOS & TRANSPORTATION    3.3%
FINANCIALS                2.3%
MATERIALS & PROCESSING    2.0%
OTHER                     2.0%
INDUSTRIALS               1.5%

**   Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

             WASATCH SMALL
   DATE     CAP GROWTH FUND   RUSSELL 2000 INDEX
   ----     ---------------   ------------------
9/30/1995        10,000              10,000
9/30/1996         9,891              11,313
9/30/1997        12,804              15,068
9/30/1998        10,354              12,203
9/30/1999        15,423              14,530
9/30/2000        23,076              17,928
9/30/2001        21,088              14,126
9/30/2002        19,500              12,812
9/30/2003        26,550              17,489
9/30/2004        28,747              20,772
9/30/2005        34,707              24,500

THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

SMALL CAP VALUE FUND -- MANAGEMENT DISCUSSION                 SEPTEMBER 30, 2005

(PHOTO OF JIM LARKINS, MBA)
PORTFOLIO MANAGER

(PHOTO OF JOHN MAZANEC, MBA)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

     The Wasatch Small Cap Value Fund gained 19.47% in the 12 months ended September 30. Over the same period, the Russell 2000 Value Index, gained 17.75%.

     Over the course of the year, the Fund's performance was broad-based across the sectors in which we were invested. Many of the companies held by the Fund were led by experienced management teams and made significant headway toward achieving their business goals supported by favorable economic and business conditions.

     Assessing a company's management team is an important part of our investment strategy. The management team is vital to a company's success in improving earnings growth, turning around business results, or making investors recognize intrinsic value. Looking back over the past 12 months, we noted that our faith in the management teams of many of our long-term holdings was rewarded as stock prices rose to more fully reflect the value we saw in these companies.

     The Fund's outperformance of the Index was driven by strong results from the consumer discretionary, producer durables, autos and transportation, and health care sectors. Notable sectors where we underperformed the Index were in financial services, where we were overweighted, and utilities, where we were significantly underweighted.

     The consumer discretionary sector contributed the most to the Fund's performance. One of the best performers was Administaff, a provider of human resource services to small and medium-sized businesses. Administaff's value appreciated as management continued to make good progress toward turning around its business results. Other solid performers included Lithia Motors, World Fuel Services, and Global Imaging Systems. The Fund's biggest detractor in this sector was Whitehall Jewellers, a mall-based jewelry retailer that faced intense price competition from traditional and Internet jewelers. We sold Whitehall, as we believe it will have a difficult time meeting its short-term financing needs.

     Our investments in homebuilding companies did well this year. We sold some of our homebuilders as we felt their stocks had become fully valued. We also trimmed positions in other homebuilders to reflect our assessment of the risk that housing demand and prices would contract.

     Trucking and auto replacement parts companies drove the performance of the Fund's autos and transportation sector. USA Truck was a top performer due to what we felt was solid execution by management that resulted in increased earnings. Auto replacement parts manufacturers, Aftermarket Technology and Keystone Automotive Industries, also added value to the Fund as they continued to grow their businesses. We sold Sea Containers and National R.V. Holdings when they failed to meet our expectations.

     Our best performers in the health care sector were PacifiCare Health Systems and Capital Senior Living. Although we continue to look for investments in this sector, the Fund is likely to remain underweight versus the Index as many health care companies seem to be richly valued.

     The Fund's gain in technology was driven by Supertex, a semiconductor component manufacturer, and Multi-Fineline Electronix, a maker of flexible circuit boards. Both companies posted good results and benefited from a favorable business environment. The laggard for us in this sector was Sipex. We were disappointed by a change in the company's management and we sold our position.

     Energy stocks were among the best performing issues in the Index. This was the result of record high energy prices due to growing global consumption and limited oil and gas reserves. Throughout the year, we sought to increase the Fund's exposure to this strong performing sector by prudently investing in companies that we believed were attractively valued. While the Fund held fewer energy companies than the Index, our energy stocks were up more. Noteworthy performers were Toreador Resources, Plains Exploration & Production, and Ultra Petroleum. Our disappointment in Harvest Natural Resources led us to sell our position.

     Despite strong performance from materials and processing stocks, our underweighting meant this sector contributed less to our return than to the Index's. Nonetheless, Mobile Mini, a company that refurbishes shipping containers and leases them as storage units, continued to improve its business results and was a top contributor.

     The Fund's gain in financial services, our most heavily weighted sector, fell short of that of the Index. The shortfall was primarily concentrated in four holdings--Commercial Capital Bancorp, Direct General, Doral Financial and Saxon Capital. We remain optimistic about the long-term prospects of three of these companies. However, we sold Doral Financial, a Puerto Rican bank, as we were uncomfortable with the company's accounting methods. Weak results from some companies camouflaged our more successful investments in auto finance, commercial mortgage backed securities companies, and business development companies.

OUTLOOK

     While stock prices generally rose over the past 12 months, investors became increasingly concerned over the health of the economy. Higher energy prices, rising interest rates and flagging consumer confidence began taking a toll on the economic recovery. As a result, stock prices have become more volatile providing us with more interesting opportunities for value investing, particularly in retail, financial services, producer durables and transportation companies.

     We will continue to pursue our discipline of investing in small companies that we believe are undervalued but have characteristics that will allow them to improve earnings growth, increase profit margins and attract positive attention from investors. We believe our efforts have the potential to help you achieve your long-term investment goals.

     Thank you for investing in the Small Cap Value Fund.

SMALL CAP VALUE FUND -- PORTFOLIO SUMMARY                     SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                  SINCE INCEPTION
                               1 YEAR   5 YEARS       12/17/97
                               ------   -------   ---------------
WASATCH SMALL CAP VALUE FUND   19.47%    16.33%        19.02%
Russell 2000 Value Index       17.75%    15.18%        10.45%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER   COMPANY                                % OF FUND
------   -------                                ---------
KEYS     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.     2.81%
         Auto collision replacement parts.

ACF      AMERICREDIT CORP.                        2.64%
         Subprime automobile lender.

RWT      REDWOOD TRUST, INC.                      2.62%
         Jumbo ARM mortgage REIT.

LAD      LITHIA MOTORS, INC., CLASS A             2.46%
         Auto retailer.

NTY      NBTY, INC.                               2.30%
         Nutritional supplements
         manufacturer/ retailer.

ATAC     AFTERMARKET TECHNOLOGY CORP.             2.25%
         Auto parts remanufacturer.

HBG      HUB INTERNATIONAL LTD.                   2.13%
         Insurance broker.

TRGL     TOREADOR RESOURCES CORP.                 2.08%
         Oil and gas developer.

CCBI     COMMERCIAL CAPITAL BANCORP, INC.         2.06%
         Regional bank specializing in
         multifamily residential loans.

GISX     GLOBAL IMAGING SYSTEMS, INC.             2.06%
         Office imaging equipment sales and
         service.

* As of September 30, 2005, the Fund had 23.41% invested in the Top 10 equity holdings and there were 98 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  (PIE CHART)

FINANCIAL SERVICES       39.3%
CONSUMER DISCRETIONARY   16.7%
AUTOS & TRANSPORTATION    9.7%
ENERGY                    7.7%
TECHNOLOGY                7.5%
PRODUCER DURABLES         5.0%
MATERIALS & PROCESSING    4.5%
FINANCIALS                3.9%
OTHER                     3.1%
HEALTH CARE               2.6%

**   Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

              WASATCH SMALL
   DATE      CAP VALUE FUND   RUSSELL 2000 VALUE INDEX
   ----      --------------   ------------------------
12/17/1997+       10,000                10,000
 9/30/1998         9,000                 8,767
 9/30/1999        12,150                 9,278
 9/30/2000        18,218                10,703
 9/30/2001        21,505                11,303
 9/30/2002        18,849                11,138
 9/30/2003        27,128                14,664
 9/30/2004        32,481                18,426
 9/30/2005        38,807                21,697

+ INCEPTION: DECEMBER 17, 1997. THE RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

ULTRA GROWTH FUND -- MANAGEMENT DISCUSSION                    SEPTEMBER 30, 2005

(PHOTO OF KAREY BARKER, CFA)
PORTFOLIO MANAGER

(PHOTO OF AJAY KRISHNAN, CFA)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

The Wasatch Ultra Growth Fund gained 21.00% in the 12 months ended September 30. Over the same period, the Fund outperformed the Russell 2000, Growth Index, which gained 17.97%. The Fund's performance was nearly identical to that of the Russell 2500 Growth Index, which gained 21.01%. Both the Fund's absolute performance and its outperformance of the Russell 2000 Growth Index (the "Index") were driven by substantial contributions from health care and technology, our most heavily weighted sectors.

     We are pleased with our outperformance, especially in light of the strong performance contributed to the Index by three commodity-oriented sectors--energy, integrated oils and materials and processing. The Fund was not invested in the energy or integrated oils sectors and it had few holdings in the materials and processing sector. We are likely to remain underinvested in these three sectors because we feel that the business results of companies in these areas are too dependent on commodity prices. They also lack the characteristics that are desirable to us such as a competitive advantage and the potential for sustainable growth.

     Historically, the Fund has been heavily weighted in health care and technology. Our weighting in these sectors is a by-product of the bottom-up, fundamental analysis we utilize to identify individual companies that we believe have superior business models and growth opportunities.

     The Fund's top contributor in health care was Accredo Health, whose acquisition by Medco Health Solutions was completed in August. Medco's market capitalization is larger than we typically like to hold in the Fund and we sold our small, residual position. One of the Fund's largest positions, United Surgical Partners, an operator of short-stay surgery centers, also added meaningfully to performance as the company continued to report strong earnings growth. Odyssey HealthCare, a position we sold earlier in the year, was the biggest detractor in health care followed by AMERIGROUP and EPIX Pharmaceuticals, a manufacturer of imaging contrast agents. AMERIGROUP, a provider of health care services to Medicaid recipients, announced that results would be well below expectations due to higher-than-expected medical costs. The stock price of EPIX declined on concerns that the FDA might require another clinical trial on a product that had already completed this process.

     Many of the Fund's technology investments were in semiconductor companies that performed well throughout most of the year. National Semiconductor and O2Micro International led the way as both companies reported strong earnings growth and were supported by a favorable business environment. In contrast, disappointing results caused us to sell our positions in UTStarcom and Cherokee International.

     Two business services companies--The Advisory Board and Corporate Executive Board--benefited from growing demand for the specialized consulting services they provide and propelled the Fund's consumer discretionary sector to a solid return. Automotive parts retailer O'Reilly Automotive also added to the Fund's return. The results of these companies were offset by weakness among a few retail holdings that struggled as their customers began to be impacted by higher energy costs. Cost Plus, an importer of household goods and furnishings suffered slowing sales that caused it to be the main detractor from the Fund's performance in this sector.

     Nextel Partners, one of two holdings in the Fund's utilities sector, produced strong results throughout the year and made a nice contribution to performance. Recently, the company entered into discussions to exercise its right to sell to Sprint Nextel. We think this could be a significant business distraction and chose to sell our position and redeploy our profit from Nextel Partners in other investment ideas.

     The level of merger and acquisition activity in the Fund was unusually high throughout the year. While the Fund has often benefited from a short-term rise in the stock prices of these acquisition targets, we have not been pleased to see several of our best long-term ideas such as Accredo, Verisity and Nassda leave the portfolio due to acquisitions.

     The Fund's financial services and producer durables sectors produced weak results relative to the Index. In producer durables this was primarily due to being substantially underweighted. In financial services, the bulk of the underperformance was in Doral Financial and Direct General. Both companies fell short of our expectations and were sold. Partially offsetting these disappointing results were strong contributions from HDFC Bank, a consumer bank in India, and AmeriCredit, a subprime auto lender.

OUTLOOK

     We expect the business environment for companies held by the Fund to remain reasonably strong for the remainder of the year despite lingering concerns over continuing interest rate hikes and the impact of high energy prices. In general, company valuations in the Fund felt a little high but not irrational as of September 30. We continue to buy, sell or adjust position sizes based on valuation, our ongoing research and the confidence we have in individual companies' ability to achieve high growth rates.

     Our strategy is to invest in fast growing companies in dynamic industries. Rising energy and commodity prices may drive up stock prices in the energy, integrated oils and materials and processing sectors. Regardless, our efforts are focused on investing in companies whose growth does not rely upon volatile and difficult-to-predict commodity prices. We prefer companies with clear competitive advantages that can exert some control over their growth by introducing new products or services, or entering new markets. We expect to remain heavily weighted in technology and health care where we continue to find companies that we believe have the potential to help you achieve your long-term investment objectives.

     Thank you for investing in the Ultra Growth Fund.

ULTRA GROWTH FUND -- PORTFOLIO SUMMARY                        SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
WASATCH ULTRA GROWTH FUND   21.00%     7.44%    10.51%
Russell 2000 Growth Index   17.97%    -2.54%     4.67%
Russell 2500 Growth Index   21.01%    -2.08%     7.27%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER   COMPANY                               % OF FUND
------   -------                               ---------
NSM      NATIONAL SEMICONDUCTOR CORP.            3.21%
         Semiconductors.

SRX      SRA INTERNATIONAL, INC., CLASS A        3.01%
         Information technology services
         for government agencies.

AMSG     AMSURG CORP.                            3.00%
         Outpatient surgery centers.

MCHP     MICROCHIP TECHNOLOGY, INC.              2.98%
         Semiconductors.

USPI     UNITED SURGICAL PARTNERS INT'L.,        2.98%
         INC. Short-stay surgical centers.

ACS      AFFILIATED COMPUTER SERVICES, INC.,     2.63%
         CLASS A Outsource provider of
         business and information technology
         services.

KCI      KINETIC CONCEPTS, INC.                  2.57%
         Devices for wound treatment.

OIIM     O2MICRO INTERNATIONAL LTD.              2.54%
         Semiconductors.

AMHC     AMERICAN HEALTHWAYS, INC.               2.04%
         Disease management services.

CTSH     COGNIZANT TECHNOLOGY SOLUTIONS
         CORP., CLASS A                          1.98%
         Professional technology services.

* As of September 30, 2005, the Fund had 26.94% invested in the Top 10 equity holdings and there were 120 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   (PIE CHART)

TECHNOLOGY               36.2%
HEALTH CARE              26.8%
CONSUMER DISCRETIONARY   22.1%
FINANCIAL SERVICES        6.9%
PRODUCER DURABLES         3.8%
FINANCIALS                1.9%
AUTOS & TRANSPORTATION    1.1%
MATERIALS & PROCESSING    0.9%
INFORMATION TECHNOLOGY    0.2%
OTHER                     0.1%

**   Excludes short-term investments, if any.

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

          WASATCH ULTRA RUSSELL 2000   RUSSELL 2500
   DATE    GROWTH FUND  GROWTH INDEX   GROWTH INDEX
   ----   ------------- ------------   ------------
9/30/1995      10000       10000          10000
9/30/1996       9746       11261          11600
9/30/1997      11865       13891          14605
9/30/1998       9247       10441          11050
9/30/1999      12933       13848          15454
9/30/2000      18968       17956          22407
9/30/2001      16902       10309          12799
9/30/2002      15255        8437          10552
9/30/2003      23482       11957          14926
9/30/2004      22441       13383          16671
9/30/2005      27154       15787          20174

THE RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. THE RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. YOU CANNOT INVEST IN THESE INDEXES.

U.S. TREASURY FUND -- MANAGEMENT DISCUSSION                   SEPTEMBER 30, 2005

(PHOTO OF VAN R. HOISINGTON)
PORTFOLIO MANAGER

REVIEW OF THE YEAR

     The Fund's return of 11.41% in the 12 months ended September 30 was much greater than the 2.80% of the Lehman Brother's Aggregate Bond Index.

     On September 30, 2005, the long Treasury bond due in 2031 yielded 4.57%, down from 4.89% a year earlier. As the bond yields declined throughout the year, the market value of the Fund's portfolio rose. The Fund's holdings consisted of long-dated U.S. Treasury securities (bonds with maturities longer than 20 years) and zero coupon U.S. Treasury securities (Strips).* The zero coupon securities held in the Fund registered the largest price appreciation.

     In spite of a 2% jump in the Federal funds rate, bond yields dropped in the last four quarters, as real gross domestic demand (GDD)--which is gross domestic product (GDP) less net exports of goods and services--slowed to a 3.5% increase, down sharply from the 5.1% peak reached at the end of the second quarter of 2004.

     During the year, the price of crude oil and natural gas increased, pushing up the Consumer Price Index (CPI) to 4.7%, from 3.4% in 2004. Yet, the more stable gauges of inflation have been relatively even in 2005. The core CPI decelerated to 2%, down from 2.2% in 2004. In the 12 months ended in August, the core Personal Consumption Expenditures (PCE) Deflator** rose 2%, versus 2.2% in 2004, while the market-based core PCE inflation measure at 1.7% was identical to that registered in 2004.

OUTLOOK

     Four considerations point to a more subdued economic climate. First, leading indicators portend a loss of momentum. In the 12 months ended in August (a time frame virtually unaffected by the two Gulf Coast hurricanes), the Leading Economic Index+ was up just 1.9%, compared to the 10% growth logged in March 2004.

     Second, substantial monetary discipline was in place even before the latest round of Fed interest rate increases. In the past 12 months, M2++ grew just 3.9%, contrasted with the 4.5% expansion in 2004--a nine-year low.

     Third, erosion in housing sector fundamentals, tighter credit standards and inflated home prices point to a slowdown in housing--the primary motivator of the economy over the past three years.

     A housing slowdown would have far ranging consequences since rapidly appreciating prices have permitted consumers to extract equity from their homes for current expenditures. The Fed has calculated "a fourth to a third" of the withdrawal of equity from homes has financed consumer spending. The practice of taking equity out of the family home goes a long way toward explaining why the personal saving rate in the U.S. is now negative.

     Fourth, escalating energy bills will absorb more of the consumer's budget, limiting funds for discretionary uses. In August, total consumer fuel expenditures were 9.1% of total wage and salary income, a level not seen in 19 years.

     Of concern for the bond market is the budget deficit, which could hit $450 billion in fiscal 2006 in nominal terms, versus $317 billion in 2005. The shortfall might amount to 3.1% of GDP. In the final analysis, the manner of financing determines the impact of excess government spending.

     Budget imbalances can be funded by either an increase in the money supply or by existing money balances. During the Vietnam War and the Nixon and Carter presidencies, the deficits were large in nominal dollars by the standards of that time, but small relative to GDP. They became inflationary when Fed policies allowed them to be underwritten by a sharp increase in the money supply.

     If Fed policy dictates that the 2006 deficit be financed from existing money balances, short-term rates will climb higher since the bulk of the Treasury financing will fall on that portion of the curve. Yield spreads between short- and long-term bonds would continue to level out, and likely invert. Raised short term borrowing costs, combined with such yield curve changes, would transfer spending from the private sector to the public sector. The enlarged budget deficit would do little to invigorate activity or escalate inflation.

     In summary, we believe economic growth will slow over the next year as the boost from hurricane reconstruction expenditures is offset by monetary constriction, burdensome energy prices, softer housing and sliding consumer income and balance sheet fundamentals.

     Aided by global circumstances, the Fed has done an effective job of containing rising energy prices. We believe the more subdued economic climate likely in 2006, plus continued Fed resolve, indicate that core inflation will move lower over the next year. With long term Treasury bond yields generally determined by multi year patterns in inflation, Treasury bond yields should also continue to move lower. This could prove favorable for the long-term U.S. Treasury bonds held by the Fund.

     Thank you for investing in the Wasatch-Hoisington U.S. Treasury Fund.

* Zero coupon Treasury bonds, also known as U.S. Treasury Strips, are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of U.S. Treasury Strips varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Strips can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of Strips are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Strips may respond to a greater degree to fluctuations in interest rates than non-zero coupon securities.

** Personal Consumption Expenditures (PCE) Deflator is part of the National Income and Products Accounts developed by the Bureau of Economic Analysis of the U.S. Commerce Department. The PCE Deflator is a variable weighted index and is widely considered to be the most reliable of all the price indexes.

+ Leading Economic Index was developed by the Conference Board and is comprised of 10 components that lead changes in overall economic activity.

++ M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

U.S. TREASURY FUND -- PORTFOLIO SUMMARY                       SEPTEMBER 30, 2005

                          AVERAGE ANNUAL TOTAL RETURNS

                                        1 YEAR   5 YEARS   10 YEARS
                                        ------   -------   --------
WASATCH-HOISINGTON U.S. TREASURY FUND   11.41%    9.52%      8.55%
Lehman Bros. Aggregate Bond Index        2.80%    6.62%      6.55%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. WASATCH FUNDS WILL DEDUCT A FEE OF 2% FROM REDEMPTION PROCEEDS ON FUND SHARES HELD TWO MONTHS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE WHICH, IF CHARGED, WOULD REDUCE THE PERFORMANCE QUOTED. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT
WWW.WASATCHFUNDS.COM OR CALL 800.551.1700. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER.

By investing in bonds, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying bonds owned by the Fund. Return of principal is not guaranteed.

                                TOP 10 HOLDINGS*

                                      MATURITY    % OF
HOLDING                                 DATE      FUND
-------                               --------   -----
U.S. TREASURY STRIP, PRINCIPAL ONLY   11/15/27   30.77%
U.S. TREASURY STRIP, PRINCIPAL ONLY   11/15/21    9.84%
U.S. TREASURY BOND, 5.50%              8/15/28    9.25%
U.S. TREASURY BOND, 6.75%              8/15/26    8.77%
U.S. TREASURY BOND, 6.125%            11/15/27    8.47%
U.S. TREASURY BOND, 7.50%             11/15/24    8.13%
U.S. TREASURY BOND, 6.875%             8/15/25    7.42%
U.S. TREASURY BOND, 6.625%             2/15/27    6.61%
U.S. TREASURY BOND, 6.375%             8/15/27    6.45%
U.S. TREASURY STRIP, PRINCIPAL ONLY    8/15/25    3.88%

* As of September 30, 2005, the Fund had 99.59% invested in the Top 10 equity holdings and there were 10 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               INVESTMENTS & CASH

                                   (PIE CHART)

TREASURY NOTES & BONDS   98.1%
SHORT-TERM INVESTMENTS    1.9%

                         GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

            WASATCH-HOISINGTON      LEHMAN BOTHERS
   DATE     U.S. TREASURY FUND   AGGREGATE BOND INDEX
   ----     ------------------   --------------------
9/30/1995          10000                 10000
9/30/1996          10442                 10490
9/30/1997          11824                 11509
9/30/1998          14696                 12834
9/30/1999          13131                 12787
9/30/2000          14422                 13681
9/30/2001          16281                 15453
9/30/2002          18786                 16781
9/30/2003          19194                 17689
9/30/2004          20397                 18339
9/30/2005          22723                 18852

THE LEHMAN BROTHERS AGGREGATE BOND INDEX covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. You CANNOT INVEST IN THE INDEX.

WASATCH FUNDS -- OPERATING EXPENSES

EXPENSE EXAMPLE

     As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2005.

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $10.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

 HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $10.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund's fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              SEPTEMBER 30, 2005

                                                    ACCOUNT VALUE
                                      ----------------------------------------
                                      BEGINNING OF PERIOD     END OF PERIOD       EXPENSES PAID    EXPENSE RATIO
                                         APRIL 1, 2005      SEPTEMBER 30, 2005   DURING PERIOD*   DURING PERIOD*
                                      -------------------   ------------------   --------------   --------------
CORE GROWTH FUND
Actual return                              $1,000.00             $1,059.30           $ 6.25            1.21%
Hypothetical return before expenses        $1,000.00             $1,019.00           $ 6.12            1.21%

GLOBAL SCIENCE & TECHNOLOGY FUND
Actual return                              $1,000.00             $1,153.80           $10.53            1.95%
Hypothetical return before expenses        $1,000.00             $1,015.29           $ 9.85            1.95%

HERITAGE GROWTH FUND
Actual return                              $1,000.00             $1,060.30           $ 4.91            0.95%
Hypothetical return before expenses        $1,000.00             $1,020.31           $ 4.81            0.95%

INTERNATIONAL GROWTH FUND
Actual return                              $1,000.00             $1,119.90           $ 9.94            1.87%
Hypothetical return before expenses        $1,000.00             $1,015.69           $ 9.45            1.87%

INTERNATIONAL OPPORTUNITIES FUND
Actual return                              $1,000.00             $1,111.70           $11.91            2.25%
Hypothetical return before expenses        $1,000.00             $1,013.79           $11.36            2.25%

MICRO CAP FUND
Actual return                              $1,000.00             $1,119.80           $11.64            2.19%
Hypothetical return before expenses        $1,000.00             $1,014.09           $11.06            2.19%

MICRO CAP VALUE FUND
Actual return                              $1,000.00             $1,083.70           $11.75            2.25%
Hypothetical return before expenses        $1,000.00             $1,013.79           $11.36            2.25%

SMALL CAP GROWTH FUND
Actual return                              $1,000.00             $1,073.90           $ 6.19            1.19%
Hypothetical return before expenses        $1,000.00             $1,019.10           $ 6.02            1.19%

SMALL CAP VALUE FUND
Actual return                              $1,000.00             $1,086.20           $ 9.00            1.72%
Hypothetical return before expenses        $1,000.00             $1,016.44           $ 8.69            1.72%

ULTRA GROWTH FUND
Actual return                              $1,000.00             $1,101.60           $ 7.85            1.49%
Hypothetical return before expenses        $1,000.00             $1,017.60           $ 7.54            1.49%

U.S. TREASURY FUND
Actual return                              $1,000.00             $1,068.40           $ 3.89            0.75%
Hypothetical return before expenses        $1,000.00             $1,021.31           $ 3.80            0.75%

* Expenses paid during the period are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by the number of days in the fiscal year (365).

CORE GROWTH FUND -- SCHEDULE OF INVESTMENTS

SHARES                                                                 VALUE
------                                                            --------------
                 COMMON STOCKS 96.0%

                 AUTO PARTS--AFTER MARKET 0.6%
       580,125   Aftermarket Technology Corp.*                      $ 10,668,499
                                                                    ------------

                 BANKS 9.7%
     1,786,700   Commerce Bancorp, Inc.                               54,833,823
       456,775   First Community Bancorp                              21,847,548
     2,109,675   HDFC Bank Ltd.                                       33,007,328
     1,258,025   UCBH Holding, Inc.                                   23,047,018
     5,285,562   UTI Bank Ltd.                                        31,933,478
                                                                    ------------
                                                                     164,669,195
                                                                    ------------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.9%
       356,459   Charles River Laboratories
                 International, Inc.*                                 15,548,742
                                                                    ------------

                 COMMERCIAL SERVICES AND SUPPLIES 6.9%
     2,457,261   Copart, Inc.*                                        58,654,820
       280,650   Regis Corp.                                          10,614,183
       724,262   Waste Connections, Inc.*                             25,407,111
       778,075   WCA Waste Corp.*++                                    6,566,953
       461,195   West Corp.*                                          17,244,081
                                                                    ------------
                                                                     118,487,148
                                                                    ------------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 5.6%
       569,675   CACI International, Inc., Class A*                   34,522,305
       797,550   QLogic Corp.*                                        27,276,210
       943,845   SRA International, Inc., Class A*                    33,487,621
                                                                    ------------
                                                                      95,286,136
                                                                    ------------

                 CONSUMER PRODUCTS 0.4%
       352,450   Helen of Troy Ltd.*                                   7,274,568
                                                                    ------------

                 DIVERSIFIED FINANCIAL SERVICES 2.5%
     1,411,175   Housing Development Finance Corp. Ltd.               33,385,552
       675,850   U.S.I. Holdings Corp.*                                8,779,292
                                                                    ------------
                                                                      42,164,844
                                                                    ------------

                 EDUCATION SERVICES 2.3%
       626,610   Laureate Education, Inc.*                            30,685,092
       220,886   Universal Technical Institute, Inc.*                  7,865,750
                                                                    ------------
                                                                      38,550,842
                                                                    ------------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 6.0%
     1,048,999   AMIS Holdings, Inc.*                                 12,441,128
     2,754,228   ASE Test Ltd.*                                       17,269,009
       800,774   Integrated Device Technology, Inc.*                   8,600,313
     1,085,510   National Semiconductor Corp.                         28,548,913
       308,775   SigmaTel, Inc.*                                       6,249,606
       685,990   Silicon Laboratories, Inc.*                          20,847,236
       262,725   Tessera Technologies, Inc.*                           7,858,105
                                                                    ------------
                                                                     101,814,310
                                                                    ------------

                 ENGINEERING AND CONTRACTING SERVICES 0.5%
       234,725   URS Corp.*                                            9,480,543
                                                                    ------------

                 FINANCE COMPANIES 1.6%
       430,250   Accredited Home Lenders Holding Co.*                 15,127,590
       495,525   United PanAm Financial Corp.*                        12,373,259
                                                                    ------------
                                                                      27,500,849
                                                                    ------------

                 FINANCE--SMALL LOAN 3.4%
     2,409,231   AmeriCredit Corp.*                                   57,508,344
                                                                    ------------

                 FINANCIAL INFORMATION SERVICES 0.8%
       375,110   FactSet Research Systems, Inc.                       13,218,876
                                                                    ------------

                 FINANCIAL--MISCELLANEOUS 8.0%
       539,590   Brown & Brown, Inc.                                $ 26,812,227
     1,256,506   Fidelity National Financial, Inc.                    55,939,647
     1,167,475   First American Corp.                                 53,318,583
                                                                    ------------
                                                                     136,070,457
                                                                    ------------

                 FOODS 1.8%
     1,315,300   NBTY, Inc.*                                          30,909,550
                                                                    ------------

                 HEALTH CARE FACILITIES 3.2%
       635,275   Pharmaceutical Product Development, Inc.             36,534,665
       142,940   Sunrise Senior Living, Inc.*                          9,539,816
       232,830   United Surgical Partners
                 International, Inc.*                                  9,105,981
                                                                    ------------
                                                                      55,180,462
                                                                    ------------

                 HEALTH CARE MANAGEMENT SERVICES 2.8%
     1,072,200   AMERIGROUP Corp.*                                    20,500,464
       366,475   Pediatrix Medical Group, Inc.*                       28,152,610
                                                                    ------------
                                                                      48,653,074
                                                                    ------------

                 HEALTH CARE SERVICES 3.1%
       579,148   Express Scripts, Inc.*                               36,023,006
       405,685   Lincare Holdings, Inc.*                              16,653,369
                                                                    ------------
                                                                      52,676,375
                                                                    ------------

                 HOME BUILDING 7.7%
       501,633   D.R. Horton, Inc.                                    18,169,147
       441,350   Hovnanian Enterprises, Inc., Class A*                22,597,120
       685,435   M.D.C. Holdings, Inc.                                54,073,967
        40,373   NVR, Inc.*                                           35,728,086
                                                                    ------------
                                                                     130,568,320
                                                                    ------------

                 INVESTMENT MANAGEMENT COMPANIES 1.0%
           600   Brantley Mezzanine Finance,
                 LLC* ** ***+                                             60,000
       441,900   SEI Investments Co.                                  16,606,602
                                                                    ------------
                                                                      16,666,602
                                                                    ------------

                 LEISURE TIME 2.8%
       539,040   Life Time Fitness, Inc.*                             17,863,786
       854,520   SCP Pool Corp.                                       29,848,384
                                                                    ------------
                                                                      47,712,170
                                                                    ------------

                 MACHINERY 1.4%
       587,095   Engineered Support Systems, Inc.                     24,094,379
                                                                    ------------

                 MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 1.3%
        15,661   ICU Medical, Inc.*                                      450,410
     1,576,975   PSS World Medical, Inc.*                             21,036,847
                                                                    ------------
                                                                      21,487,257
                                                                    ------------

                 MEDICAL SERVICES 0.5%
       302,380   PRA International*                                    9,165,138
                                                                    ------------

                 REAL ESTATE INVESTMENT TRUSTS (REIT) 6.6%
     1,705,275   Anworth Mortgage Asset Corp.                         14,102,624
       657,675   Bimini Mortgage Management, Inc., Class A             7,431,728
     1,607,750   HomeBanc Corp.                                       12,411,830
       858,400   MortgageIT Holdings, Inc.                            12,206,447
       685,825   Redwood Trust, Inc.                                  33,337,953
     1,258,535   Saxon Capital, Inc.                                  14,913,640
       753,475   Thornburg Mortgage, Inc.                             18,882,084
                                                                    ------------
                                                                     113,286,306
                                                                    ------------

                                                              SEPTEMBER 30, 2005

SHARES                                                                 VALUE
------                                                            --------------
                 RETAIL 10.6%
       755,220   Dollar Tree Stores, Inc.*                        $   16,350,513
       824,905   Global Imaging Systems, Inc.*                        28,088,015
       311,275   Lithia Motors, Inc., Class A                          9,020,750
       647,970   Michaels Stores, Inc.                                21,421,888
       833,039   MSC Industrial Direct Co., Inc., Class A             27,631,904
     2,056,170   O'Reilly Automotive, Inc.*                           57,942,871
       586,325   PETCO Animal Supplies, Inc.*                         12,406,637
       374,220   Sonic Automotive, Inc.                                8,315,168
                                                                  --------------
                                                                     181,177,746
                                                                  --------------

                 SAVINGS AND LOANS 2.9%
     1,405,298   Commercial Capital Bancorp, Inc.                     23,890,066
     2,589,716   W Holding Co., Inc.                                  24,757,685
                                                                  --------------
                                                                      48,647,751
                                                                  --------------

                 TRUCKERS 1.1%
       782,174   Knight Transportation, Inc.                          19,053,759
                                                                  --------------
                 TOTAL COMMON STOCKS
                 (COST $1,264,182,849)                             1,637,522,242
                                                                  --------------

PRINCIPAL
  AMOUNT                                                               VALUE
---------                                                         --------------
                 CORPORATE BONDS 0.2%

                 INVESTMENT MANAGEMENT COMPANIES 0.2%
   $ 3,000,000   Brantley Mezzanine Finance, LLC, 10.00%,
                 9/21/09*** +                                     $    2,949,939

                 TOTAL CORPORATE BONDS (COST $2,949,939)               2,949,939
                                                                  --------------

                 SHORT-TERM INVESTMENTS 4.4%

                 REPURCHASE AGREEMENT 4.4%
    74,776,000   Repurchase Agreement dated 9/30/05, 2.85% due
                 10/3/05 with State Street Bank and Trust Co.
                 collateralized by $53,905,000 of United States
                 Treasury Bonds 9.25% due 2/15/16; value:
                 $76,275,575; repurchase proceeds: $74,793,759
                 (cost $74,776,000)                                   74,776,000
                                                                  --------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $74,776,000)                                   74,776,000
                                                                  --------------
                 TOTAL INVESTMENTS
                 (COST $1,341,908,788) 100.6%                      1,715,248,181

                 LIABILITIES LESS OTHER ASSETS (0.6)%                (10,557,758)
                                                                  --------------
                 NET ASSETS 100.0%                                $1,704,690,423
                                                                  ==============

*    Non-income producing.

**   Common units.

*** Security was fair valued under procedures adopted by the Board of Directors. (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

++   Affiliated company (see Note 8).

See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND -- SCHEDULE OF INVESTMENTS

SHARES                                                                  VALUE
------                                                               -----------
                 COMMON STOCKS 91.6%

                 AEROSPACE 1.1%
         6,175   Argon ST, Inc.*                                     $   181,175
        26,000   MTC Technologies, Inc.*                                 831,480
                                                                     -----------
                                                                       1,012,655
                                                                     -----------

                 AUTO COMPONENTS 0.4%
        21,000   Sundaram Clayton Ltd. (India)                           397,803
                                                                     -----------

                 BANKS 1.2%
        71,225   HDFC Bank Ltd. (India)                                1,114,364
                                                                     -----------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.5%
         8,420   Celgene Corp.*                                          457,375
        33,375   Neurochem, Inc.* (Canada)                               425,531
        33,900   QIAGEN N.V.* (Netherlands)                              442,056
                                                                     -----------
                                                                       1,324,962
                                                                     -----------

                 BUILDING PRODUCTS 0.5%
        23,575   IVRCL Infrastructure and Projects
                 Ltd. (India)                                            438,105
                                                                     -----------

                 CASINOS AND GAMBLING 0.7%
        25,077   Shuffle Master, Inc.*                                   662,785
                                                                     -----------

                 CHEMICALS 0.4%
        11,350   Cabot Microelectronics Corp.*                           333,463
                                                                     -----------

                 COMMERCIAL SERVICES AND SUPPLIES 1.2%
       200,800   Allen-Vanguard Corp.* (Canada)                          271,492
        17,325   CoStar Group, Inc.*                                     809,424
                                                                     -----------
                                                                       1,080,916
                                                                     -----------

                 COMMUNICATIONS TECHNOLOGY 2.0%
        64,575   Novatel Wireless, Inc.*                                 934,400
        19,250   QUALCOMM, Inc.                                          861,438
                                                                     -----------
                                                                       1,795,838
                                                                     -----------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 13.7%
        52,275   Akamai Technologies, Inc.*                              833,786
         6,550   CACI International, Inc., Class A*                      396,930
        53,660   Cognizant Technology Solutions Corp.,
                 Class A*                                              2,500,019
        30,717   EPIQ Systems, Inc.*                                     670,245
        46,105   Kanbay International, Inc.*                             866,774
        25,000   Merge Technologies, Inc.*                               427,250
        24,400   Open Solutions, Inc.*                                   532,408
        98,900   Opnet Technologies, Inc.*                               832,738
         7,135   PDF Solutions, Inc.*                                    118,441
        48,935   QLogic Corp.*                                         1,673,577
        47,300   SRA International, Inc., Class A*                     1,678,204
        34,095   Unica Corp.*                                            374,363
        25,255   Websense, Inc.*                                       1,293,309
                                                                     -----------
                                                                      12,198,044
                                                                     -----------

                 COMPUTER TECHNOLOGY 0.5%
        15,025   Trident Microsystems, Inc.*                             477,945
                                                                     -----------

                 COMPUTERS AND PERIPHERALS 0.3%
     3,367,000   Anwell Technologies Ltd. (Singapore)                    238,696
                                                                     -----------

                 DIVERSIFIED FINANCIAL SERVICES 1.5%
        40,115   Housing Development Finance Corp.
                 Ltd. (India)                                            949,040
       253,285   Infrastructure Development Finance
                 Company Ltd.* (India)                                   408,645
                                                                     -----------
                                                                       1,357,685
                                                                     -----------

                 DIVERSIFIED TELECOMMUNICATION SERVICES 1.3%
         7,100   Astra Microwave Products Ltd. (India)               $   404,399
        13,515   Option N.V.* (Belgium)                                  740,897
                                                                     -----------
                                                                       1,145,296
                                                                     -----------

                 DRUGS AND PHARMACEUTICALS 2.6%
        21,400   Angiotech Pharmaceuticals, Inc.* (Canada)               300,028
       106,625   ISTA Pharmaceuticals, Inc.*                             707,990
        12,250   Taro Pharmaceuticals Industries
                 Ltd.* (Israel)                                          315,192
        14,500   Teva Pharmaceutical Industries Ltd.
                 ADR (Israel)                                            484,590
       120,318   United Drug plc (Ireland)                               483,119
                                                                     -----------
                                                                       2,290,919
                                                                     -----------

                 ELECTRICAL AND ELECTRONICS 2.0%
        15,845   Multi-Fineline Electronix, Inc.*                        463,783
        49,525   Power Integrations, Inc.*                             1,077,169
        34,575   TTM Technologies, Inc.*                                 247,211
                                                                     -----------
                                                                       1,788,163
                                                                     -----------

                 ELECTRICAL EQUIPMENT 1.8%
       608,000   Magnecomp International Ltd.
                 (Singapore)                                             314,291
     1,183,300   Unisteel Technology Ltd. (Singapore)                  1,272,290
                                                                     -----------
                                                                       1,586,581
                                                                     -----------

                 ELECTRICAL EQUIPMENT AND COMPONENTS 0.4%
        26,715   Color Kinetics, Inc.*                                   400,725
                                                                     -----------

                 ELECTRONIC EQUIPMENT AND INSTRUMENTS 2.5%
     1,016,000   Innovalues Precision Ltd. (Singapore)                   327,122
       367,000   Jurong Technologies Industrial Corp.
                 Ltd. (Singapore)                                        446,636
       360,000   MFS Technology Ltd. (Singapore)                         128,670
        64,625   Phoenix PDE Co. Ltd. (Korea)                            338,143
         2,275   Samsung Electronics Co.
                 Ltd. GDR (Korea)                                        647,238
        43,000   Venture Corp. Ltd. (Singapore)                          368,346
                                                                     -----------
                                                                       2,256,155
                                                                     -----------

                 ELECTRONICS 1.3%
        29,375   CyberOptics Corp.*                                      409,194
        24,925   Nu Horizons Electronics Corp.*                          180,457
        17,925   Supertex, Inc.*                                         537,571
                                                                     -----------
                                                                       1,127,222
                                                                     -----------

                 ELECTRONICS--MEDICAL SYSTEMS 1.2%
        15,025   Intuitive Surgical, Inc.*                             1,101,182
                                                                     -----------

                                                              SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                               -----------
                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 21.5%
        97,700   Advanced Power Technology, Inc.*                    $   845,105
        18,725   Altera Corp.*                                           357,835
       114,150   ASE Test Ltd.* (Taiwan)                                 715,720
        48,717   Integrated Device Technology, Inc.*                     523,221
       124,850   Leadis Technology, Inc.*                                855,222
       128,800   Micrel, Inc.*                                         1,446,424
        30,510   Microchip Technology, Inc.                              918,961
        44,800   MIPS Technologies, Inc.*                                305,984
        64,575   National Semiconductor Corp.                          1,698,322
        33,325   Nova Measuring Instruments Ltd.* (Israel)                73,315
       247,205   O2Micro International Ltd.*
                 (Cayman Islands)                                      3,891,007
       189,545   PLX Technology, Inc.*                                 1,580,805
         8,475   PortalPlayer, Inc.*                                     232,469
        20,200   SigmaTel, Inc.*                                         408,848
        85,450   Silicon Laboratories, Inc.*                           2,596,826
        47,993   SiRF Technology Holdings, Inc.*                       1,446,029
        43,250   Tessera Technologies, Inc.*                           1,293,608
                                                                     -----------
                                                                      19,189,701
                                                                     -----------

                 ELECTRONICS--TECHNOLOGY 0.5%
        43,395   EFJ, Inc.*                                              446,535
                                                                     -----------

                 FOOD AND DRUG RETAILING 1.0%
        23,600   Sugi Pharmacy Co. Ltd. (Japan)                          866,303
                                                                     -----------

                 HEALTH CARE EQUIPMENT AND SUPPLIES 4.1%
        14,800   Biacore International AB (Sweden)                       396,813
        63,925   Cytori Therapeutics, Inc.* (Germany)                    328,921
     1,911,270   LMA International N.V.* (Singapore)                     869,426
        64,005   RaySearch Laboratories AB* (Sweden)                   1,398,444
         2,590   Straumann Holding AG (Switzerland)                      693,902
                                                                     -----------
                                                                       3,687,506
                                                                     -----------

                 HEALTH CARE PROVIDERS AND SERVICES 0.9%
        15,500   Icon plc ADR* (Ireland)                                 775,000
                                                                     -----------

                 INTERNET AND CATALOG RETAIL 0.6%
        20,000   Submarino S.A. GDR* *** (Brazil)                        515,044
                                                                     -----------

                 INTERNET SOFTWARE AND SERVICES 0.9%
       230,625   Opera Software ASA* (Norway)                            802,308
                                                                     -----------

                 MACHINERY 3.8%
        14,750   ADP Engineering Co. Ltd.* (Korea)                       118,311
        59,585   Bharat Forge Ltd. (India)                               475,311
       504,000   First Engineering Ltd. (Singapore)                      390,052
     3,767,890   MMI Holdings Ltd. (Singapore)                         1,291,059
        47,700   Pason Systems, Inc. (Canada)                          1,116,505
                                                                     -----------
                                                                       3,391,238
                                                                     -----------

                 MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 7.6%
       106,950   Abaxis, Inc.*                                         1,395,698
        27,675   Cyberonics, Inc.*                                       825,822
        44,525   Endologix, Inc.*                                        226,187
       144,125   Enpath Medical, Inc.*                                 1,138,588
           696   ICU Medical, Inc.*                                       20,017
        30,180   Kinetic Concepts, Inc.*                               1,714,224
        43,225   NuVasive, Inc.*                                         810,036
         7,695   Techne Corp.*                                           438,461
        22,600   VNUS Medical Technologies, Inc.*                        235,492
                                                                     -----------
                                                                       6,804,525
                                                                     -----------

                 MEDICAL SERVICES 0.5%
        14,350   PRA International*                                      434,947
                                                                     -----------

                 MISCELLANEOUS MATERIALS AND COMMODITIES 0.8%
        26,625   Symyx Technologies, Inc.*                           $   695,445
                                                                     -----------

                 PRODUCTION TECHNOLOGY EQUIPMENT 2.3%
       162,930   inTEST Corp.*                                           653,349
        85,825   Intevac, Inc.*                                          884,856
        24,325   Nanometrics, Inc.*                                      284,602
        19,850   Rudolph Technologies, Inc.*                             267,380
                                                                     -----------
                                                                       2,090,187
                                                                     -----------

                 REAL ESTATE 0.4%
        58,550   Mahindra Gesco Developers Ltd.* (India)                 365,463
                                                                     -----------

                 SECURITIES BROKERAGE AND SERVICES 0.2%
         7,475   optionsXpress Holdings, Inc.                            142,324
                                                                     -----------

                 SEMICONDUCTOR EQUIPMENT AND PRODUCTS 3.5%
         5,750   austriamicrosystems AG* (Austria)                       266,342
        55,525   CSR plc* (United Kingdom)                               654,001
        10,000   Micronas Semiconductor Holding
                 AG* (Switzerland)                                       427,273
        26,940   PSi Technologies Holdings, Inc.
                 ADR* (Philippines)                                       26,671
        18,525   SEZ Holding AG* (Switzerland)                           458,026
       656,000   Solomon Systech International
                 Ltd. (Hong Kong)                                        236,790
       131,606   Taiwan Semiconductor Manufacturing Co.
                 Ltd. ADR (Taiwan)                                     1,081,798
                                                                     -----------
                                                                       3,150,901
                                                                     -----------

                 SOFTWARE 3.5%
       113,000   Hexaware Tech. Ltd. (India)                             265,754
        45,500   Infosys Technologies Ltd. (India)                     2,606,065
         3,000   NCsoft Corp.* (Korea)                                   246,957
                                                                     -----------
                                                                       3,118,776
                                                                     -----------

                 TELECOMMUNICATIONS EQUIPMENT 0.3%
        15,425   Applied Signal Technology, Inc.                         294,309
                                                                     -----------

                 TEXTILES, APPAREL AND LUXURY GOODS 0.3%
        31,700   Bombay Dyeing and Manufacturing
                 Company Ltd. (India)                                    276,388
                                                                     -----------

                 UTILITIES--TELECOMMUNICATIONS 0.8%
        28,250   Nextel Partners, Inc., Class A*                         709,075
                                                                     -----------

                 TOTAL COMMON STOCKS
                 (COST $70,677,638)                                   81,885,479
                                                                     -----------

GLOBAL SCIENCE & TECHNOLOGY FUND -- SCHEDULE OF INVESTMENTS   SEPTEMBER 30, 2005
(CONTINUED)

SHARES                                                                    VALUE
------                                                                  --------
                 PREFERRED STOCKS 0.1%

                 COMMUNICATIONS TECHNOLOGY 0.0%
         6,528   Xtera Communications, Inc.,
                 Series A-1 Pfd.* *** +                                 $  7,076
                                                                        --------
                 DRUGS AND PHARMACEUTICALS 0.1%
       283,018   Point Biomedical Corp.,
                 Series F Pfd.* *** +                                    120,000
                                                                        --------
                 TOTAL PREFERRED STOCKS
                 (COST $157,076)                                         127,076
                                                                        --------
                 LIMITED PARTNERSHIP INTEREST 0.1%

                 OTHER 0.1%
                 Montagu Newhall Global Partners II-B, L.P.* *** +        60,580
                                                                        --------
                 TOTAL LIMITED PARTNERSHIP INTEREST
                 (COST $72,144)                                           60,580
                                                                        --------
                 WARRANTS 0.0%

                 DRUGS AND PHARMACEUTICALS 0.0%
         3,832   Acusphere, Inc. expiring 8/2/08* *** +                       --
           768   Acusphere, Inc. expiring 10/20/08* *** +                     --
        84,905   Point Biomedical Corp. expiring 2/16/12* *** +               --
                                                                        --------
                 TOTAL WARRANTS (COST $0)                                     --
                                                                        --------

PRINCIPAL
AMOUNT                                                                  VALUE
---------                                                            -----------
                 SHORT-TERM INVESTMENTS 9.4%

                 REPURCHASE AGREEMENT 9.4%
    $8,393,000   Repurchase Agreement dated 9/30/05, 2.85% due
                 10/3/05 with State Street Bank and Trust Co.
                 collateralized by $8,260,000 of United States
                 Treasury Notes 7.00% due 7/15/06; value:
                 $8,564,249; repurchase proceeds: $8,394,993+++
                 (cost $8,393,000)                                   $ 8,393,000

                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $8,393,000)                                     8,393,000
                                                                     -----------
                 TOTAL INVESTMENTS
                 (COST $79,299,858) 101.2%                            90,466,135

                 LIABILITIES LESS OTHER ASSETS (1.2)%                 (1,113,142)
                                                                     -----------
                 NET ASSETS 100.0%                                   $89,352,993
                                                                     ===========

*    Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors. (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

+++ All or a portion of this security has been designated as collateral for purchase commitments.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See notes to financial statements.

At September 30, 2005, Wasatch Global Science & Technology Fund's investments, excluding short-term investments, were in the following countries:

COUNTRY                                                                     %
-------                                                                   -----
Austria                                                                     0.3
Belgium                                                                     0.9
Brazil                                                                      0.6
Canada                                                                      2.6
Cayman Islands                                                              4.7
Germany                                                                     0.4
Hong Kong                                                                   0.3
India                                                                       9.4
Ireland                                                                     1.5
Israel                                                                      1.1
Japan                                                                       1.1
Korea                                                                       1.6
Netherlands                                                                 0.5
Norway                                                                      1.0
Philippines                                                                 0.1
Singapore                                                                   6.9
Sweden                                                                      2.2
Switzerland                                                                 1.9
Taiwan                                                                      2.2
United Kingdom                                                              0.8
United States                                                              59.9
                                                                          -----
TOTAL                                                                     100.0%
                                                                          =====

HERITAGE GROWTH FUND -- SCHEDULE OF INVESTMENTS               SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                               -----------
                 COMMON STOCKS 94.2%

                 AIR TRANSPORT 0.4%
        72,025   JetBlue Airways Corp.*                              $ 1,267,640
                                                                     -----------

                 BANKS 8.3%
       300,050   Commerce Bancorp, Inc.                                9,208,535
       164,150   Doral Financial Corp.                                 2,145,440
       270,025   New York Community Bancorp, Inc.                      4,428,410
       259,325   North Fork Bancorporation, Inc.                       6,612,788
       111,975   TCF Financial Corp.                                   2,995,331
                                                                     -----------
                                                                      25,390,504
                                                                     -----------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.0%
        72,375   Charles River Laboratories
                 International, Inc.*                                  3,156,998
                                                                     -----------

                 COMMERCIAL SERVICES AND SUPPLIES 1.2%
        26,075   eBay, Inc.*                                           1,074,290
        65,237   Expedia, Inc.*                                        1,292,345
        55,412   IAC/InterActiveCorp*                                  1,404,694
                                                                     -----------
                                                                       3,771,329
                                                                     -----------

                 COMMUNICATIONS TECHNOLOGY 0.5%
        19,750   L-3 Communications Holdings, Inc.                     1,561,632
                                                                     -----------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 5.7%
       135,050   Affiliated Computer Services, Inc., Class A*          7,373,730
        34,500   Cognizant Technology Solutions Corp., Class A*        1,607,355
        36,650   NAVTEQ Corp.*                                         1,830,668
       195,175   QLogic Corp.*                                         6,674,985
                                                                     -----------
                                                                      17,486,738
                                                                     -----------

                 DIVERSIFIED FINANCIAL SERVICES 1.9%
        79,000   Countrywide Financial Corp.                           2,605,420
       135,000   Housing Development Finance Corp. Ltd.                3,193,828
                                                                     -----------
                                                                       5,799,248
                                                                     -----------

                 DRUGS AND PHARMACEUTICALS 4.1%
        31,600   Forest Laboratories, Inc.*                            1,231,452
       337,000   Teva Pharmaceutical Industries Ltd. ADR              11,262,540
                                                                     -----------
                                                                      12,493,992
                                                                     -----------

                 EDUCATION SERVICES 5.1%
       198,075   Apollo Group, Inc., Class A*                         13,150,199
       171,000   Corinthian Colleges, Inc.*                            2,269,170
                                                                     -----------
                                                                      15,419,369
                                                                     -----------

                 ELECTRONICS 1.6%
       121,275   Amphenol Corp., Class A                               4,892,234
                                                                     -----------

                 ELECTRONICS--MEDICAL SYSTEMS 0.9%
        18,900   Medtronic, Inc.                                       1,013,418
        39,750   Varian Medical Systems, Inc.*                         1,570,523
                                                                     -----------
                                                                       2,583,941
                                                                     -----------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 6.5%
       167,650   Linear Technology Corp.                               6,301,964
        40,200   Marvell Technology Group Ltd.*                        1,853,622
       118,300   Maxim Integrated Products, Inc.                       5,045,495
        90,300   Microchip Technology, Inc.                            2,719,836
       147,500   National Semiconductor Corp.                          3,879,250
                                                                     -----------
                                                                      19,800,167
                                                                     -----------

                 ENERGY--MISCELLANEOUS 0.9%
        73,500   Chesapeake Energy Corp.                               2,811,375
                                                                     -----------

                 FINANCE COMPANIES 1.6%
        59,250   Capital One Financial Corp.                         $ 4,711,560
                                                                     -----------

                 FINANCE--SMALL LOAN 1.1%
       139,250   AmeriCredit Corp.*                                    3,323,898
                                                                     -----------

                 FINANCIAL DATA PROCESSING SERVICES AND
                 SYSTEMS 1.3%
        86,550   Fiserv, Inc.*                                         3,970,048
                                                                     -----------

                 FINANCIAL INFORMATION SERVICES 0.5%
        30,075   Moody's Corp.                                         1,536,231
                                                                     -----------

                 FINANCIAL--MISCELLANEOUS 2.0%
        67,500   Brown & Brown, Inc.                                   3,354,075
        31,750   Fidelity National Financial, Inc.                     1,413,510
        28,250   First American Corp.                                  1,290,178
                                                                     -----------
                                                                       6,057,763
                                                                     -----------

                 HEALTH CARE EQUIPMENT AND SUPPLIES 1.1%
        12,725   Straumann Holding AG                                  3,409,228
                                                                     -----------

                 HEALTH CARE FACILITIES 2.4%
       161,950   Health Management Associates, Inc., Class A           3,800,966
        66,525   Quest Diagnostics, Inc.                               3,362,174
                                                                     -----------
                                                                       7,163,140
                                                                     -----------

                 HEALTH CARE MANAGEMENT SERVICES 5.9%
        98,000   AMERIGROUP Corp.*                                     1,873,760
       134,225   Caremark Rx, Inc.*                                    6,701,854
        31,000   PacifiCare Health Systems*                            2,473,180
        89,000   WellPoint, Inc.*                                      6,747,980
                                                                     -----------
                                                                      17,796,774
                                                                     -----------

                 HEALTH CARE SERVICES 1.2%
        31,850   Express Scripts, Inc.*                                1,981,070
        36,925   Lincare Holdings, Inc.*                               1,515,771
                                                                     -----------
                                                                       3,496,841
                                                                     -----------

                 HOME BUILDING 8.1%
       133,951   D.R. Horton, Inc.                                     4,851,705
        61,775   Hovnanian Enterprises, Inc., Class A*                 3,162,880
        93,650   Lennar Corp., Class A                                 5,596,524
        30,225   M.D.C. Holdings, Inc.                                 2,384,450
         6,545   NVR, Inc.*                                            5,791,998
        63,150   Pulte Homes, Inc.                                     2,710,398
                                                                     -----------
                                                                      24,497,955
                                                                     -----------

                 INVESTMENT MANAGEMENT COMPANIES 0.8%
        62,175   SEI Investments Co.                                   2,336,536
                                                                     -----------

                 MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 3.5%
        51,150   Biomet, Inc.                                          1,775,416
        72,075   Kinetic Concepts, Inc.*                               4,093,860
        39,350   St. Jude Medical, Inc.*                               1,841,580
        44,575   Zimmer Holdings, Inc.*                                3,070,772
                                                                     -----------
                                                                      10,781,628
                                                                     -----------

                 OIL AND GAS 2.5%
        78,875   CNX Gas Corp.* *** +                                  1,616,938
        23,000   Plains Exploration & Production Co.*                    984,860
        89,750   Ultra Petroleum Corp.*                                5,104,980
                                                                     -----------
                                                                       7,706,778
                                                                     -----------

HERITAGE GROWTH FUND -- SCHEDULE OF INVESTMENTS (CONTINUED)   SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                              ------------
                 PRODUCTION TECHNOLOGY

                 EQUIPMENT 1.3%
        83,800   KLA-Tencor Corp.                                   $  4,086,088
                                                                    ------------

                 REAL ESTATE INVESTMENT TRUSTS (REIT) 0.3%
        21,100   iStar Financial, Inc.                                   853,073
                                                                    ------------

                 RECREATIONAL VEHICLES AND BOATS 2.5%
       159,575   Harley-Davidson, Inc.                                 7,729,813
                                                                    ------------

                 RETAIL 14.3%
        54,675   Amazon.Com, Inc.*                                     2,476,778
        48,925   AutoZone, Inc.*                                       4,073,006
       209,875   Bed Bath & Beyond, Inc.*                              8,432,777
        57,912   Best Buy Co., Inc.                                    2,520,909
        77,450   CDW Corp.                                             4,563,354
        50,775   Chico's FAS, Inc.*                                    1,868,520
       233,075   Dollar Tree Stores, Inc.*                             5,046,074
       788,500   Esprit Holdings Ltd.                                  5,895,631
       109,000   Home Depot, Inc.                                      4,157,260
        45,250   Lowe's Companies, Inc.                                2,914,100
        74,050   TJX Companies, Inc.                                   1,516,544
                                                                    ------------
                                                                      43,464,953
                                                                    ------------

                 SAVINGS AND LOANS 1.5%
        77,750   Golden West Financial Corp.                           4,617,572
                                                                    ------------

                 SOFTWARE 2.0%
        85,750   Infosys Technologies Ltd.                             4,911,429
        16,425   Infosys Technologies Ltd. ADR                         1,220,049
                                                                    ------------
                                                                       6,131,478
                                                                    ------------

                 TEXTILES, APPAREL AND LUXURY GOODS 1.6%
        77,475   Coach, Inc.*                                          2,429,616
         9,000   Puma AG Rudolf Dassler Sport                          2,442,787
                                                                    ------------
                                                                       4,872,403
                                                                    ------------

                 TRUCKERS 0.6%
       102,000   J.B. Hunt Transport Services, Inc.                    1,939,020
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (COST $266,961,391)                                 286,917,947
                                                                    ------------

PRINCIPAL
AMOUNT                                                                  VALUE
---------                                                           ------------
                 SHORT-TERM INVESTMENTS 6.3%

                 REPURCHASE AGREEMENT 6.3%
   $19,245,000   Repurchase Agreement dated 9/30/05, 2.85% due
                 10/3/05 with State Street Bank and Trust Co.
                 collateralized by $13,815,000 of United States
                 Treasury Bonds 8.75% due 5/15/17; value:
                 $19,634,569; repurchase proceeds: $19,249,571
                 (cost $19,245,000)                                 $ 19,245,000
                                                                    ------------

                 TOTAL SHORT-TERM INVESTMENTS (COST $19,245,000)      19,245,000
                                                                    ------------

                 TOTAL INVESTMENTS (COST $286,206,391) 100.5%        306,162,947
                                                                    ------------
                 LIABILITIES LESS OTHER ASSETS (0.5)%                 (1,492,849)
                                                                    ------------
                 NET ASSETS 100.0%                                  $304,670,098
                                                                    ============

*    Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors. (see Note 2).





+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

See notes to financial statements.

INTERNATIONAL GROWTH FUND -- SCHEDULE OF INVESTMENTS          SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                               -----------
                 COMMON STOCKS 93.5%

                 AIRLINES 1.2%
       124,300   Gol Linhas Aereas Inteligentes S.A. ADR (Brazil)    $ 4,033,535
                                                                     -----------

                 BANKS 2.7%
       326,180   HDFC Bank Ltd. (India)                                5,103,312
        69,175   Musashino Bank Ltd. (Japan)                           4,244,276
                                                                     -----------
                                                                       9,347,588
                                                                     -----------

                 BEVERAGES 1.2%
       158,080   Kibun Food Chemifa Co. Ltd. (Japan)                   4,077,239
                                                                     -----------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 3.4%
        35,660   Actelion Ltd.* (Switzerland)                          3,843,593
       775,000   Ark Therapeutics Group plc* (United Kingdom)          1,431,427
       155,000   Neurochem, Inc.* (Canada)                             1,976,250
       332,375   QIAGEN N.V.* (Netherlands)                            4,334,170
                                                                     -----------
                                                                      11,585,440
                                                                     -----------

                 COMMERCIAL SERVICES AND SUPPLIES 6.4%
        13,999   Acadomia Group (France)                                 470,219
       613,730   Bloomsbury Publishing plc (United Kingdom)            3,598,177
         1,486   En-Japan, Inc. (Japan)                                6,318,116
       350,200   Park24 Co. Ltd. (Japan)                               7,475,661
        87,805   Techem AG* (Germany)                                  3,789,576
                                                                     -----------
                                                                      21,651,749
                                                                     -----------

                 COMPUTERS AND PERIPHERALS 1.6%
       137,800   Logitech International S.A.* (Switzerland)            5,573,753
                                                                     -----------

                 DIVERSIFIED FINANCIAL SERVICES 5.0%
       218,500   AWD Holding AG (Germany)                              8,384,772
       146,850   Home Capital Group, Inc. (Canada)                     4,742,400
     1,496,350   Nissin Co Ltd. (Japan)                                1,988,986
     1,496,350   Nissin Co Ltd. Bonus Shares* (Japan)                  1,988,986
                                                                     -----------
                                                                      17,105,144
                                                                     -----------

                 DIVERSIFIED TELECOMMUNICATION SERVICES 2.4%
        82,265   Option N.V.* (Belgium)                                4,509,796
     1,714,845   Zyxel Communications Corp. (Taiwan)                   3,565,542
                                                                     -----------
                                                                       8,075,338
                                                                     -----------

                 DRUGS AND PHARMACEUTICALS 5.7%
       336,575   Angiotech Pharmaceuticals, Inc.* (Canada)             4,692,688
        59,125   Fuji Pharmaceutical Co. Ltd. (Japan)                    565,227
       116,850   Sawai Pharmaceutical Co. Ltd. (Japan)                 4,155,581
     2,870,000   SkyePharma plc* (United Kingdom)                      2,074,814
       120,000   Sun Pharmaceutical Industries Ltd. (India)            1,816,589
     1,501,312   United Drug plc (Ireland)                             6,028,293
                                                                     -----------
                                                                      19,333,192
                                                                     -----------

                 ELECTRIC UTILITIES 1.0%
       113,150   Red Electrica de Espana (Spain)                       3,230,688
                                                                     -----------

                 ELECTRICAL EQUIPMENT 0.8%
     2,406,700   Unisteel Technology Ltd. (Singapore)                  2,587,697
                                                                     -----------

                 ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.5%
     1,393,015   Jurong Technologies Industrial Corp. Ltd.
                 (Singapore)                                           1,695,286
                                                                     -----------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 0.7%
        16,910   ASM International N.V.* (Netherlands)               $   238,600
       134,375   O2Micro International Ltd.* (Cayman Islands)          2,115,063
                                                                     -----------
                                                                       2,353,663
                                                                     -----------

                 FOOD AND DRUG RETAILING 2.5%
        52,870   Nihon Chouzai Co. Ltd. (Japan)                        1,582,377
        51,750   Sugi Pharmacy Co. Ltd. (Japan)                        1,899,626
     2,332,625   Wumart Stores, Inc. (China)                           5,021,830
                                                                     -----------
                                                                       8,503,833
                                                                     -----------

                 HEALTH CARE EQUIPMENT AND
                 SUPPLIES 5.3%
       145,640   Elekta AB, Class B (Sweden)                           6,664,544
     3,673,235   LMA International N.V.* (Singapore)                   1,670,934
     2,016,000   Moulin International Holdings Ltd.*** (Hong Kong)         2,599
        25,310   Nakanishi, Inc. (Japan)                               2,637,944
        26,155   Straumann Holding AG (Switzerland)                    7,007,337
                                                                     -----------
                                                                      17,983,358
                                                                     -----------

                 HEALTH CARE PROVIDERS AND SERVICES 6.1%
       100,520   Eurofins Scientific* (France)                         4,245,292
        69,885   Generale de Sante (France)                            2,528,035
       109,325   Icon plc ADR* (Ireland)                               5,466,250
       144,015   Orpea*(France)                                        8,497,461
                                                                     -----------
                                                                      20,737,038
                                                                     -----------

                 HOTELS, RESTAURANTS AND LEISURE 1.6%
        97,675   Fairmont Hotels & Resorts, Inc. (Canada)              3,262,843
       343,984   Hotel Leelaventure Ltd. (India)                       2,031,263
                                                                     -----------
                                                                       5,294,106
                                                                     -----------

                 HOUSEHOLD DURABLES 4.5%
       229,200   Desarrolladora Homex S.A. de C.V. ADR* (Mexico)       7,038,732
     2,419,950   HTL International Holdings Ltd.*** (Singapore)        1,844,234
        55,240   Joint Corp. (Japan)                                   2,572,356
     1,458,175   Techtronic Industries Company Ltd. (Hong Kong)        3,712,593
                                                                     -----------
                                                                      15,167,915
                                                                     -----------

                 HOUSEHOLD PRODUCTS 1.2%
       110,000   Milbon Co. Ltd. (Japan)                               3,921,655
                                                                     -----------

                 INFORMATION TECHNOLOGY CONSULTING
                 AND SERVICE 3.5%
       249,915   Indra Sistemas S.A. (Spain)                           5,483,175
       229,500   Intec, Inc. (Japan)                                   2,553,592
         3,250   NIWS Co. Ltd. (Japan)                                 3,890,845
                                                                     -----------
                                                                      11,927,612
                                                                     -----------

                 INTERNET AND CATALOG RETAIL 2.9%
     1,903,390   Carphone Warehouse Group plc (United Kingdom)         6,678,738
       119,675   Submarino S.A. GDR* *** (Brazil)                      3,081,894
                                                                     -----------
                                                                       9,760,632
                                                                     -----------

                 LEISURE EQUIPMENT AND PRODUCTS 3.0%
       288,375   Mega Bloks, Inc.* (Canada)                            5,994,982
        68,675   Rodriguez Group (France)                              4,202,361
                                                                     -----------
                                                                      10,197,343
                                                                     -----------

                 MACHINERY 1.1%
       289,540   Bharat Forge Ltd. (India)                             2,309,666
        25,000   Takeuchi Manufacturing Co. Ltd. (Japan)               1,560,299
                                                                     -----------
                                                                       3,869,965
                                                                     -----------

SHARES                                                                  VALUE
------                                                              ------------
                 MEDIA 1.3%
       158,530   Alliance Atlantis Communications, Inc.,
                 Class B* (Canada)                                  $  4,382,374
                                                                    ------------

                 OFFICE ELECTRONICS 1.4%
        49,050   Neopost S.A. (France)                                 4,755,764
                                                                    ------------

                 OIL AND GAS 5.1%
       253,520   Cairn Energy plc* (United Kingdom)                    8,766,038
       645,575   Soco International plc* (United Kingdom)              8,514,553
                                                                    ------------
                                                                      17,280,591
                                                                    ------------

                 PHARMACEUTICALS 0.5%
       190,820   Sigma Co. Ltd. (Australia)                            1,789,371
                                                                    ------------

                 REAL ESTATE 1.8%
     5,509,502   Far East Consortium International Ltd.
                 (Hong Kong)                                           2,219,540
       111,827   Foncia Groupe (France)                                3,761,588
                                                                    ------------
                                                                       5,981,128
                                                                    ------------

                 RETAIL 8.3%
        26,840   Bijou Brigitte AG (Germany)                           6,017,807
     5,003,100   Bonjour Holdings Ltd. (Hong Kong)                     1,725,296
       567,000   Esprit Holdings Ltd. (Hong Kong)                      4,239,471
        30,270   Gulliver International Co. Ltd. (Japan)               3,197,535
    15,554,365   Peace Mark Holdings Ltd. (Hong Kong)                  3,970,252
        74,000   Point, Inc. (Japan)                                   3,778,169
     1,599,697   Pumpkin Patch Ltd. (New Zealand)                      3,627,182
       512,710   Truworths International Ltd. (South Africa)           1,634,552
                                                                    ------------
                                                                      28,190,264
                                                                    ------------

                 SEMICONDUCTOR EQUIPMENT AND PRODUCTS 5.1%
       498,400   CSR plc* (United Kingdom)                             5,870,405
        95,425   Disco Corp. (Japan)                                   3,964,841
        61,000   Micronas Semiconductor Holding AG* (Switzerland)      2,606,374
       112,165   SEZ Holding AG* (Switzerland)                         2,773,251
     5,620,220   Solomon Systech International Ltd. (Hong Kong)        2,028,673
                                                                    ------------
                                                                      17,243,544
                                                                    ------------

                 SOFTWARE 0.3%
       440,000   Hexaware Tech. Ltd. (India)                           1,034,793
                                                                    ------------

                 TEXTILES, APPAREL AND LUXURY GOODS 4.0%
     3,305,620   Li Ning Co. Ltd. (Hong Kong)                          1,960,250
        77,970   Pantaloon Retail India Ltd. (India)                   3,345,994
        21,900   Puma AG Rudolf Dassler Sport (Germany)                5,944,116
       268,425   Ted Baker plc (United Kingdom)                        2,281,306
                                                                    ------------
                                                                      13,531,666
                                                                    ------------

                 WIRELESS TELECOMMUNICATION SERVICES 1.4%
       901,900   Virgin Mobile Holdings plc (United Kingdom)           4,691,308
                                                                    ------------

                 TOTAL COMMON STOCKS
                 (COST $229,681,954)                                 316,894,572
                                                                    ------------
                 WARRANTS 0.0%

                 MACHINERY 0.0%
         1,379   Bharat Forge Ltd.
                 expiring 9/30/06* *** (India)                            17,345
                                                                    ------------
                 TOTAL WARRANTS (COST $0)                                 17,345
                                                                    ------------

PRINCIPAL
  AMOUNT                                                               VALUE
---------                                                         -------------
              SHORT-TERM INVESTMENTS 7.2%

              REPURCHASE AGREEMENT 7.2%
$24,428,000   Repurchase Agreement dated 9/30/05, 2.85% due
              10/3/05 with State Street Bank and Trust Co.
              collateralized by $18,050,000 of United States
              Treasury Bonds 8.125% due 8/15/19; value:
              $24,920,281; repurchase proceeds: $24,433,802
              (cost $24,428,000)                                   $ 24,428,000
                                                                   ------------
              TOTAL SHORT-TERM INVESTMENTS (COST $24,428,000)        24,428,000
                                                                   ------------
              TOTAL INVESTMENTS (COST $254,109,954) 100.7%          341,339,917

              LIABILITIES LESS OTHER ASSETS (0.7)%                   (2,547,756)
                                                                   ------------
              NET ASSETS 100.0%                                    $338,792,161
                                                                   ============

*    Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

See notes to financial statements.

                                                              SEPTEMBER 30, 2005

At September 30, 2005, Wasatch International Growth Fund's investments, excluding short-term investments, were in the following countries:

COUNTRY                                                                      %
-------                                                                   ------
Australia                                                                   0.6
Belgium                                                                     1.4
Brazil                                                                      2.3
Canada                                                                      7.9
Cayman Islands                                                              0.7
China                                                                       1.6
France                                                                      9.0
Germany                                                                     7.6
Hong Kong                                                                   6.3
India                                                                       4.9
Ireland                                                                     3.6
Japan                                                                      19.7
Mexico                                                                      2.2
Netherlands                                                                 1.4
New Zealand                                                                 1.1
Singapore                                                                   2.5
South Africa                                                                0.5
Spain                                                                       2.7
Sweden                                                                      2.1
Switzerland                                                                 6.9
Taiwan                                                                      1.1
United Kingdom                                                             13.9
                                                                          -----
TOTAL                                                                     100.0%
                                                                          =====

INTERNATIONAL OPPORTUNITIES FUND -- SCHEDULE OF INVESTMENTS

SHARES                                                                   VALUE
------                                                                ----------
                 COMMON STOCKS 93.1%

                 AUTO COMPONENTS 1.7%
        58,750   ARB Corp. Ltd. (Australia)                           $  134,030
        93,050   Super Cheap Auto Group Ltd. (Australia)                 207,312
         6,000   Yutaka Giken Co. Ltd. (Japan)                           166,373
                                                                      ----------
                                                                         507,715
                                                                      ----------

                 AUTOMOBILES 0.6%
        38,775   European Motor Holdings plc
                 (United Kingdom)                                        188,017
                                                                      ----------

                 BANKS 0.6%
         8,450   Kas Bank N.V. (Netherlands)                             178,690
                                                                      ----------

                 BEVERAGES 1.4%
        16,025   Kibun Food Chemifa Co. Ltd. (Japan)                     413,321
                                                                      ----------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.6%
        53,600   Ark Therapeutics Group plc* (United Kingdom)             98,999
         6,800   Neurochem, Inc.* (Canada)                                86,700
                                                                      ----------
                                                                         185,699
                                                                      ----------

                 BUILDING PRODUCTS 0.9%
        24,900   Fleetwood Corp. Ltd. (Australia)                        124,632
         8,300   Kitagawa Industries Co. Ltd. (Japan)                    131,368
                                                                      ----------
                                                                         256,000
                                                                      ----------

                 CHEMICALS 0.6%
            25   Japanese Pure Chemical Co. Ltd. (Japan)                 162,412
                                                                      ----------

                 COMMERCIAL SERVICES AND SUPPLIES 5.8%
         3,275   Acadomia Group (France)                                 110,006
        55,175   Allen-Vanguard Corp.* (Canada)                           74,599
        54,000   Bloomsbury Publishing plc (United Kingdom)              316,591
        21,875   Carter & Carter Group plc* (United Kingdom)             150,041
       171,500   Environmental Management Solutions, Inc.*
                 (Canada)                                                 63,508
         7,950   MegaStudy Co. Ltd.* (Korea)                             342,075
       849,000   Raffles Education Corp. Ltd. (Singapore)                431,346
        29,525   Semcon AB* (Sweden)                                     228,351
                                                                      ----------
                                                                       1,716,517
                                                                      ----------

                 COMPUTERS AND PERIPHERALS 0.4%
     1,743,000   Anwell Technologies Ltd. (Singapore)                    123,566
                                                                      ----------

                 CONSTRUCTION AND ENGINEERING 0.5%
        86,050   Lycopodium Ltd. (Australia)                             147,726
                                                                      ----------

                 CONSTRUCTION MATERIALS 0.9%
           650   Getaz Romang Holding S.A. (Switzerland)                 274,715
                                                                      ----------

                 DISTRIBUTORS 0.8%
        76,525   Commercial Solutions, Inc.* (Canada)                    230,656
                                                                      ----------

                 DIVERSIFIED FINANCIAL SERVICES 8.4%
       238,600   Acta Holdings ASA (Norway)                              662,586
         5,675   ADDENDA Capital, Inc. (Canada)                          151,503
        29,185   Caliber Global Investment Ltd.* (United Kingdom)        328,039
        46,175   Credit Corp. Group Ltd. (Australia)                     130,357
        17,890   International Maritime Exchange ASA (Norway)            230,657
        28,475   IOOF Holdings Ltd. (Australia)                          157,734
        53,450   New Zealand Exchange Ltd. (New Zealand)                 270,554
            65   Osaka Securities Exchange Co. (Japan)                   321,567
         4,150   Oslo Bors Holdings ASA (Norway)***                      205,793
                                                                      ----------
                                                                       2,458,790
                                                                      ----------

                 DRUGS AND PHARMACEUTICALS 1.7%
        20,125   Meda AB, Class A (Sweden)                            $  347,618
         4,100   Sawai Pharmaceutical Co. Ltd. (Japan)                   145,810
                                                                      ----------
                                                                         493,428
                                                                      ----------

                 ELECTRICAL EQUIPMENT 2.1%
       218,000   Magnecomp International Ltd. (Singapore)                112,690
         5,400   Optoelectronics Co., Ltd. (Japan)                       150,686
         6,200   Phoenix Electric Co. Ltd. (Japan)                        80,229
       257,000   Unisteel Technology Ltd. (Singapore)                    276,328
                                                                      ----------
                                                                         619,933
                                                                      ----------

                 ELECTRONIC EQUIPMENT AND INSTRUMENTS 4.3%
       204,021   Chroma ATE, Inc. (Taiwan)                               176,445
         3,725   Core Logic, Inc. (Korea)                                139,219
         4,500   Enplas Corp. (Japan)                                    122,799
        11,000   Horiba Ltd. (Japan)                                     264,349
       265,000   MFS Technology Ltd. (Singapore)                          94,715
        18,600   Phoenix PDE Co. Ltd. (Korea)                             97,322
        72,000   Syntech Information Co., Ltd. (Taiwan)                  151,657
        60,100   TRL Electronics plc* (United Kingdom)                   219,890
                                                                      ----------
                                                                       1,266,396
                                                                      ----------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 0.5%
        24,725   ASE Test Ltd.* (Taiwan)                                 155,026
                                                                      ----------

                 FOOD AND DRUG RETAILING 2.0%
       328,000   Convenience Retail Asia Ltd. (Hong Kong)                100,424
         3,400   Daikokutenbussan Company Ltd. (Japan)                   122,412
         6,490   Green Cross Coa Co. Ltd. (Japan)                        231,378
         4,500   Nihon Chouzai Co., Ltd. (Japan)                         134,683
                                                                      ----------
                                                                         588,897
                                                                      ----------

                 FOOD PRODUCTS 0.2%
        28,125   CoolBrands International, Inc.* (Canada)                 59,341
                                                                      ----------

                 HEALTH CARE EQUIPMENT AND SUPPLIES 6.8%
     1,037,335   LMA International N.V.* (Singapore)                     471,878
         2,900   MANI, Inc. (Japan)                                      160,572
        11,500   Miraca Holdings, Inc. (Japan)                           264,216
         1,600   Nakanishi, Inc. (Japan)                                 166,761
        42,750   RaySearch Laboratories AB* (Sweden)                     934,044
                                                                      ----------
                                                                       1,997,471
                                                                      ----------

                 HOTELS, RESTAURANTS AND LEISURE 0.6%
         3,800   Saint Marc Co. Ltd. (Japan)                             180,299
                                                                      ----------

                 HOUSEHOLD DURABLES 3.1%
         5,225   Beter Bed Holding N.V. (Netherlands)                    186,561
        40,800   Homebuy Group plc, Class A* (United Kingdom)            107,911
       182,000   HTL International Holdings Ltd.*** (Singapore)          138,701
         6,200   Joint Corp. (Japan)                                     288,715
         7,680   Nihon Eslead Corp. (Japan)                              179,155
                                                                      ----------
                                                                         901,043
                                                                      ----------

                 HOUSEHOLD PRODUCTS 0.5%
         5,000   Suruga Co. Ltd. (Japan)                                 138,644
                                                                      ----------

                 INSURANCE 1.0%
        80,678   OAMPS Ltd. (Australia)                                  190,827
       310,000   Pacific Century Insurance Holdings Ltd.
                 (Hong Kong)                                             113,896
                                                                      ----------
                                                                         304,723
                                                                      ----------

                 INTERNET SOFTWARE AND SERVICES 1.0%
        83,000   Opera Software ASA* (Norway)                            288,744
                                                                      ----------

                                                              SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                               -----------
                 LEISURE EQUIPMENT AND PRODUCTS 1.4%
         1,775   CTS Eventim* (Germany)                              $    82,156
        19,175   KABE Husvagnar AB, Class B (Sweden)                     342,331
                                                                     -----------
                                                                         424,487
                                                                     -----------

                 MACHINERY 7.2%
        11,350   ADP Engineering Co. Ltd.* (Korea)                        91,039
        21,000   Asahi Diamond Industrial Co. (Japan)                    163,600
        90,200   Awea Mechantronic Co. Ltd. (Taiwan)                     126,933
        47,940   BASSO Industry Corp. (Taiwan)                           113,402
       225,000   First Engineering Ltd. (Singapore)                      174,130
     1,239,625   MMI Holdings Ltd. (Singapore)                           424,755
        17,500   Pason Systems, Inc. (Canada)                            409,620
         8,100   Takeuchi Manufacturing Co. Ltd. (Japan)                 505,537
        32,075   Titan Europe plc (United Kingdom)                       125,555
                                                                     -----------
                                                                       2,134,571
                                                                     -----------

                 MARINE 1.1%
       339,000   Ezra Holdings Ltd. (Singapore)                          324,440
                                                                     -----------

                 MEDIA 1.1%
        15,700   Arbeit-Times Co. Ltd. (Japan)                           111,116
        51,910   Metal Bulletin plc (United Kingdom)                     212,121
                                                                     -----------
                                                                         323,237
                                                                     -----------

                 METALS AND MINING 6.8%
        71,325   Agincourt Resources Ltd.* (Australia)                    81,631
       117,315   Avocet Mining plc* (United Kingdom)                     212,027
     1,498,950   CBH Resources Ltd. (Australia)                          337,391
       153,550   Consolidated Minerals Ltd. (Australia)                  496,753
       193,370   Independence Group NL (Australia)                       236,066
        66,700   Jubilee Mines NL (Australia)                            389,834
        80,250   Mincor Resources NL (Australia)                          45,617
        15,525   Shore Gold, Inc.* (Canada)                               89,578
        46,475   Troy Resources NL (Australia)                            99,289
                                                                     -----------
                                                                       1,988,186
                                                                     -----------

                 OIL AND GAS 9.6%
       141,325   ARC Energy Ltd.* (Australia)                            235,072
        15,750   Blackrock Ventures, Inc.* (Canada)                      140,383
        75,225   Bow Valley Energy Ltd.* (Canada)                        378,328
        30,702   Det Norske Oljeselskap ASA (Norway)                     193,471
        77,450   Dragon Oil plc* (Ireland)                               265,616
        44,125   JKX Oil and Gas plc (United Kingdom)                    166,499
        17,225   Melrose Resources plc (United Kingdom)                  129,840
        11,000   PA Resources AB* (Sweden)                               161,125
        22,940   Revus Energy ASA* (Norway)                              199,512
        68,750   Saxon Energy Services, Inc.* (Canada)                   321,488
        12,550   Soco International plc* (United Kingdom)                165,523
        40,750   Sondex plc (United Kingdom)                             167,057
       130,975   Tap Oil Ltd.* (Australia)                               293,806
                                                                     -----------
                                                                       2,817,720
                                                                     -----------

                 PERSONAL PRODUCTS 0.5%
         6,800   HABA Laboratories, Inc. (Japan)                         161,919
                                                                     -----------

                 REAL ESTATE 2.6%
           125   Apamanshop Network Co. Ltd. (Japan)                     163,952
             9   Century 21 Real Estate of Japan Ltd. (Japan)            152,905
            45   Creed Corp. (Japan)                                     151,716
            25   CRESCENDO Investment Corp. (Japan)                      133,583
        16,500   Takara Leben Co. Ltd. (Japan)                           168,922
                                                                     -----------
                                                                         771,078
                                                                     -----------

                 RETAIL 4.4%
        11,200   Jeans Mate Corp. (Japan)                            $   135,071
        23,900   New Wave Group AB, Class B (Sweden)                     204,871
       540,000   Peace Mark Holdings Ltd. (Hong Kong)                    137,835
       567,000   Pertama Holdings Ltd. (Singapore)                       118,914
       100,271   Pumpkin Patch Ltd. (New Zealand)                        227,356
         6,600   Tamron Co. Ltd. (Japan)                                  90,343
        52,715   Topps Tiles plc (United Kingdom)                        159,874
            15   Village Vanguard Co. Ltd.* (Japan)                      207,306
                                                                     -----------
                                                                       1,281,570
                                                                     -----------

                 SEMICONDUCTOR EQUIPMENT AND PRODUCTS 2.1%
         5,125   austriamicrosystems AG* (Austria)                       237,391
            17   Chip One Stop, Inc.* (Japan)                             47,738
       128,095   Holtek Semiconductor, Inc. (Taiwan)                     148,223
         1,850   MtekVision Co. Ltd. (Korea)                              61,696
        16,000   New Japan Radio Co., Ltd. (Japan)                       112,113
                                                                     -----------
                                                                         607,161
                                                                     -----------

                 SOFTWARE 2.9%
       487,000   DMX Technologies* (Singapore)                           210,026
        11,200   Isra Vision Systems AG* (Germany)                       271,986
        16,000   Lectra (France)                                          80,980
         9,100   Profdoc ASA (Norway)                                    131,906
        91,350   SpringSoft, Inc. (Taiwan)                               153,601
                                                                     -----------
                                                                         848,499
                                                                     -----------

                 TEXTILES, APPAREL AND LUXURY GOODS 4.8%
       103,750   Mulberry Group plc* (United Kingdom)                    288,126
       561,470   Ports Design Ltd. (Hong Kong)                           636,956
        12,900   Ted Baker plc (United Kingdom)                          109,635
         8,600   United Arrows Ltd. (Japan)                              386,849
                                                                     -----------
                                                                       1,421,566
                                                                     -----------

                 TRANSPORTATION INFRASTRUCTURE 1.6%
       238,000   Goodpack Ltd. (Singapore)                               233,402
        10,000   Trancom Co. Ltd. (Japan)                                230,634
                                                                     -----------
                                                                         464,036
                                                                     -----------
                 TOTAL COMMON STOCKS
                 (COST $24,063,197)                                   27,406,239
                                                                     -----------

INTERNATIONAL OPPORTUNITIES FUND -- SCHEDULE OF INVESTMENTS   SEPTEMBER 30, 2005
(CONTINUED)

SHARES                                                                  VALUE
------                                                               -----------
                 WARRANTS 0.0%

                 METALS AND MINING 0.0%
        23,994   Equigold NL expiring 5/31/07* (Australia)           $     5,309
                                                                     -----------

                 TRANSPORTATION INFRASTRUCTURE 0.0%
       17,875    GoodpackLtd. expiring 4/13/07* (Singapore)                6,336
                                                                     -----------
                 TOTAL WARRANTS
                 (COST $646)                                              11,645
                                                                     -----------
                 TOTAL INVESTMENTS
                 (COST $24,063,843) 93.1%                             27,417,884

                 OTHER ASSETS LESS LIABILITIES 6.9%                    2,022,109
                                                                     -----------
                 NET ASSETS 100.0%                                   $29,439,993
                                                                     ===========

*    Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

See notes to financial statements.

At September 30, 2005, Wasatch International Opportunities Fund's investments, excluding short-term investments, were in the following countries:

COUNTRY                                                                      %
-------                                                                    -----
Australia                                                                   12.1
Austria                                                                      0.9
Canada                                                                       7.3
France                                                                       0.7
Germany                                                                      1.3
Hong Kong                                                                    3.6
Ireland                                                                      1.0
Japan                                                                       24.6
Korea                                                                        2.7
Netherlands                                                                  1.3
New Zealand                                                                  1.8
Norway                                                                       7.0
Singapore                                                                   11.4
Sweden                                                                       8.1
Switzerland                                                                  1.0
Taiwan                                                                       3.7
United Kingdom                                                              11.5
                                                                           -----
TOTAL                                                                      100.0%
                                                                           =====

MICRO CAP FUND -- SCHEDULE OF INVESTMENTS                     SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                               -----------
                 COMMON STOCKS 95.9%

                 AEROSPACE 0.8%
       149,750   MTC Technologies, Inc.*                             $ 4,789,005
                                                                     -----------

                 AUTO PARTS--AFTER MARKET 2.2%
       196,575   Aftermarket Technology Corp.*                         3,615,014
       308,050   Keystone Automotive Industries, Inc.*                 8,874,921
                                                                     -----------
                                                                      12,489,935
                                                                     -----------

                 BANKS 2.8%
       105,360   Bank of the Ozarks, Inc.                              3,617,009
       190,550   Franklin Bank Corp.*                                  3,077,382
       207,125   Placer Sierra Bancshares                              5,689,724
       240,200   Wilshire Bancorp, Inc.                                3,675,060
                                                                     -----------
                                                                      16,059,175
                                                                     -----------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.2%
       312,675   Discovery Partners International, Inc.*               1,006,813
                                                                     -----------

                 CHEMICALS 0.4%
        87,825   Cabot Microelectronics Corp.*                         2,580,298
                                                                     -----------

                 COMMERCIAL INFORMATION SERVICES 0.5%
        89,550   Morningstar, Inc.*                                    2,865,600
                                                                     -----------

                 COMMERCIAL SERVICES AND SUPPLIES 8.3%
        57,035   Acadomia Group (France)                               1,915,776
       972,825   Allen-Vanguard Corp.* (Canada)                        1,315,308
     1,022,460   AMN Healthcare Services, Inc.*                       15,817,456
        60,125   CRA International, Inc.*                              2,506,611
       137,075   Monro Muffler, Inc.                                   3,600,960
       236,950   Providence Service Corp. (The)*                       7,248,300
    10,570,500   Raffles Education Corp. Ltd. (Singapore)              5,370,491
        98,050   Resources Connection, Inc.*                           2,905,222
       857,000   SM&A*                                                 7,550,170
                                                                     -----------
                                                                      48,230,294
                                                                     -----------

                 COMMUNICATIONS TECHNOLOGY 0.6%
       450,325   Arbinet-thexchange, Inc.*                             3,242,340
                                                                     -----------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 4.3%
       106,135   Captiva Software Corp.*                               1,906,185
       190,325   EPIQ Systems, Inc.*                                   4,152,892
       189,235   Kanbay International, Inc.*                           3,557,618
       352,915   Kintera, Inc.*                                        1,076,390
       135,295   Open Solutions, Inc.*                                 2,952,137
       764,020   Opnet Technologies, Inc.*                             6,433,048
       148,267   Retalix Ltd.* (Israel)                                3,577,683
       125,605   Unica Corp.*                                          1,379,143
                                                                     -----------
                                                                      25,035,096
                                                                     -----------

                 COMPUTER TECHNOLOGY 0.8%
       185,955   FARGO Electronics, Inc.*                              3,248,634
       294,950   Qualstar Corp.*                                       1,159,153
                                                                     -----------
                                                                       4,407,787
                                                                     -----------

                 DISTRIBUTORS 0.5%
     1,000,000   Commercial Solutions, Inc.* ++ (Canada)               3,014,123
                                                                     -----------

                 DIVERSIFIED FINANCIAL SERVICES 3.1%
     1,912,095   Acta Holdings ASA (Norway)                            5,309,835
       125,075   ADDENDA Capital, Inc. (Canada)                        3,339,067
       147,100   Home Capital Group, Inc. (Canada)                     4,750,474
       347,336   U.S.I. Holdings Corp.*                                4,511,895
                                                                     -----------
                                                                      17,911,271
                                                                     -----------

                 DRUGS AND PHARMACEUTICALS 1.4%
       453,803   ISTA Pharmaceuticals, Inc.*                         $ 3,013,252
       227,650   Salix Pharmaceuticals Ltd.*                           4,837,562
                                                                     -----------
                                                                       7,850,814
                                                                     -----------

                 EDUCATION SERVICES 0.5%
        73,946   Universal Technical Institute, Inc.*                  2,633,217
                                                                     -----------

                 ELECTRICAL AND ELECTRONICS 0.9%
       133,972   Power Integrations, Inc.*                             2,913,891
       351,650   TTM Technologies, Inc.*                               2,514,298
                                                                     -----------
                                                                       5,428,189
                                                                     -----------

                 ELECTRICAL EQUIPMENT 0.5%
     2,824,400   Unisteel Technology Ltd. (Singapore)                  3,036,810
                                                                     -----------

                 ELECTRICAL EQUIPMENT AND COMPONENTS 0.5%
       207,470   Color Kinetics, Inc.*                                 3,112,050
                                                                     -----------

                 ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.4%
     7,203,225   MFS Technology Ltd. (Singapore)                       2,574,556
                                                                     -----------

                 ELECTRONICS 1.3%
       531,600   Nu Horizons Electronics Corp.*                        3,848,784
       120,790   Supertex, Inc.*                                       3,622,492
                                                                     -----------
                                                                       7,471,276
                                                                     -----------

                 ELECTRONICS--MEDICAL SYSTEMS 1.2%
       189,510   EPIX Pharmaceuticals, Inc.*                           1,459,227
       650,575   IRIDEX Corp.* ++                                      5,718,554
                                                                     -----------
                                                                       7,177,781
                                                                     -----------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 13.5%
       835,495   Advanced Power Technology, Inc.* ++                   7,227,032
       410,225   ASE Test Ltd.* (Taiwan)                               2,572,111
       288,125   Excel Technology, Inc.*                               7,401,931
       145,860   Integrated Device Technology, Inc.*                   1,566,536
       658,850   Leadis Technology, Inc.*                              4,513,122
       907,975   Micrel, Inc.*                                        10,196,559
       303,175   Nova Measuring Instruments Ltd.* (Israel)               666,985
     1,074,940   O2Micro International Ltd.*
                 (Cayman Islands)                                     16,919,556
       726,976   Pericom Semiconductor Corp.*                          6,426,468
     1,082,975   PLX Technology, Inc.*                                 9,032,011
        99,000   SigmaTel, Inc.*                                       2,003,760
        55,675   Silicon Laboratories, Inc.*                           1,691,963
        79,035   SiRF Technology Holdings, Inc.*                       2,381,325
       187,135   Tessera Technologies, Inc.*                           5,597,208
                                                                     -----------
                                                                      78,196,567
                                                                     -----------

                 ELECTRONICS--TECHNOLOGY 0.8%
       450,940   EFJ, Inc.*                                            4,640,173
                                                                     -----------

                 ENGINEERING AND CONTRACTING SERVICES 0.8%
       140,939   Stantec, Inc.* (Canada)                               4,367,700
                                                                     -----------

                 ENTERTAINMENT 0.2%
        69,760   Outdoor Channel Holdings, Inc.*                       1,029,658
                                                                     -----------

                 FINANCE COMPANIES 1.2%
       272,705   United PanAm Financial Corp.*                         6,809,444
                                                                     -----------

                 FINANCIAL--MISCELLANEOUS 0.5%
       111,200   First Cash Financial Services, Inc.*                  2,926,784
                                                                     -----------

                 FOOD AND DRUG RETAILING 0.3%
     4,887,010   Convenience Retail Asia Ltd. (Hong Kong)              1,496,261
                                                                     -----------

SHARES                                                                  VALUE
------                                                              ------------
                 HEALTH CARE EQUIPMENT AND SUPPLIES 1.6%
       131,350   Biacore International AB (Sweden)                  $  3,521,720
    12,248,460   LMA International N.V.* (Singapore)                   5,571,758
                                                                    ------------
                                                                       9,093,478
                                                                    ------------

                 HEALTH CARE FACILITIES 2.5%
       122,525   American Healthways, Inc.*                            5,195,060
       469,125   Capital Senior Living Corp.*                          3,917,194
       353,227   LHC Group, Inc.*                                      5,457,357
                                                                    ------------
                                                                      14,569,611
                                                                    ------------

                 HEALTH CARE MANAGEMENT SERVICES 4.7%
        65,150   AMERIGROUP Corp.*                                     1,245,668
       712,950   AmSurg Corp.*                                        19,506,312
       276,431   CorVel Corp.*                                         6,623,287
                                                                    ------------
                                                                      27,375,267
                                                                    ------------

                 HEALTH CARE PROVIDERS AND SERVICES 2.4%
       279,500   Icon plc ADR* (Ireland)                              13,975,000
                                                                    ------------

                 HEALTH CARE SERVICES 0.0%
       114,182   DrugMax, Inc.*                                          208,953
                                                                    ------------

                 HOME BUILDING 0.8%
        60,950   Meritage Homes Corp.*                                 4,672,427
                                                                    ------------

                 HOUSEHOLD DURABLES 0.3%
       117,188   easyhome Ltd. (Canada)                                1,624,801
                                                                    ------------

                 HOUSEHOLD FURNISHINGS 0.3%
       100,650   Select Comfort Corp.*                                 2,010,987
                                                                    ------------

                 MACHINERY 2.3%
       162,900   Gulf Island Fabrication, Inc.                         4,683,375
    16,124,525   MMI Holdings Ltd. (Singapore)                         5,525,034
       126,400   Pason Systems, Inc. (Canada)                          2,958,622
                                                                    ------------
                                                                      13,167,031
                                                                    ------------

                 MEDICAL AND DENTAL INSTRUMENTS
                 AND SUPPLIES 6.3%
       578,275   Abaxis, Inc.*                                         7,546,489
       219,470   Cryocor, Inc.*                                        1,415,581
       141,250   Cyberonics, Inc.*                                     4,214,900
       340,000   Encision, Inc.* ++                                    1,111,800
       306,750   Endologix, Inc.*                                      1,558,290
       436,825   Enpath Medical, Inc.* ++                              3,450,917
         6,033   ICU Medical, Inc.*                                      173,509
       265,850   IntraLase Corp.*                                      3,910,654
       243,640   NuVasive, Inc.*                                       4,565,814
       290,025   Thoratec Corp.*                                       5,150,844
       347,655   VNUS Medical Technologies, Inc.*                      3,622,565
                                                                    ------------
                                                                      36,721,363
                                                                    ------------

                 MEDICAL SERVICES 3.1%
        97,825   PRA International*                                    2,965,076
       363,235   Stratagene Corp.*                                     3,272,747
       632,862   U.S. Physical Therapy, Inc.* ++                      11,492,774
                                                                    ------------
                                                                      17,730,597
                                                                    ------------

                 MISCELLANEOUS MATERIALS AND COMMODITIES 0.3%
        77,600   Symyx Technologies, Inc.*                             2,026,912
                                                                    ------------

                 OIL AND GAS 0.9%
       778,000   ARC Energy Ltd.* (Australia)                          1,294,079
       518,425   Saxon Energy Services, Inc.* (Canada)                 2,424,257
       572,000   Tap Oil Ltd.* (Australia)                             1,283,122
                                                                    ------------
                                                                       5,001,458
                                                                    ------------

                 PRODUCTION TECHNOLOGY EQUIPMENT 2.7%
       279,525   Entegris, Inc.*                                    $  3,158,632
       528,550   inTEST Corp.* ++                                      2,119,486
       342,900   Intevac, Inc.*                                        3,535,299
       641,000   LogicVision, Inc.*                                    1,153,800
       259,600   Mattson Technology, Inc.*                             1,949,596
       165,400   Nanometrics, Inc.*                                    1,935,180
       128,100   Rudolph Technologies, Inc.*                           1,725,507
                                                                    ------------
                                                                      15,577,500
                                                                    ------------

                 REAL ESTATE INVESTMENT TRUSTS (REIT) 0.4%
        88,950   Bimini Mortgage Management, Inc., Class A             1,005,135
       116,200   Saxon Capital, Inc.                                   1,376,970
                                                                    ------------
                                                                       2,382,105
                                                                    ------------

                 RETAIL 11.2%
       225,925   AC Moore Arts & Crafts, Inc.*                         4,333,242
       597,090   Big 5 Sporting Goods Corp.                           14,246,567
        48,075   Bijou Brigitte AG (Germany)                          10,778,915
       202,700   Cost Plus, Inc.*                                      3,679,005
       138,150   Global Imaging Systems, Inc.*                         4,704,008
        28,581   Golf Galaxy, Inc.*                                      455,581
       147,925   Guitar Center, Inc.*                                  8,166,939
       189,852   Hibbett Sporting Goods, Inc.*                         4,224,207
       224,225   Lithia Motors, Inc., Class A                          6,498,040
       248,975   Monsoon plc* (United Kingdom)                         1,810,895
     1,351,948   Pumpkin Patch Ltd. (New Zealand)                      3,065,431
        60,950   School Specialty, Inc.*                               2,973,141
                                                                    ------------
                                                                      64,935,971
                                                                    ------------

                 SAVINGS AND LOANS 0.7%
       249,282   Commercial Capital Bancorp, Inc.                      4,237,794
                                                                    ------------

                 SEMICONDUCTOR EQUIPMENT AND PRODUCTS 1.2%
       381,400   CSR plc* (United Kingdom)                             4,492,320
       554,420   PSi Technologies Holdings, Inc. ADR*
                 (Philippines)                                           548,876
        79,178   SEZ Holding AG* (Switzerland)                         1,957,656
                                                                    ------------
                                                                       6,998,852
                                                                    ------------

                 SHOES 1.0%
       206,275   Kenneth Cole Productions, Inc., Class A               5,629,245
                                                                    ------------

                 TEXTILES, APPAREL AND LUXURY GOODS 1.3%
     6,519,880   Ports Design Ltd. (Hong Kong)                         7,396,442
                                                                    ------------

                 TRUCKERS 2.5%
       201,875   PAM Transportation Services*                          3,262,300
       162,490   Universal Truckload Services, Inc.*                   3,019,064
       207,345   USA Truck, Inc.*                                      5,245,829
       175,800   Vitran Corp., Inc. (Canada)                           2,851,476
                                                                    ------------
                                                                      14,378,669
                                                                    ------------

                 WHOLESALERS 0.9%
       167,500   Beacon Roofing Supply, Inc.*                          5,472,225
                                                                    ------------

                 TOTAL COMMON STOCKS
                 (COST $424,251,387)                                 555,569,705
                                                                    ------------

                                                              SEPTEMBER 30, 2005

SHARES                                                                   VALUE
------                                                                ----------
                 PREFERRED STOCKS 0.5%

                 DRUGS AND PHARMACEUTICALS 0.1%
     1,886,792   POINT Biomedical Corp., Series F Pfd.* *** +         $  800,000
                                                                      ----------

                 HEALTH CARE SERVICES 0.4%
         3,200   DrugMax, Inc. Convertible Pfd. PIPE,
                 Series A*** +                                         2,429,197
                                                                      ----------

                 TOTAL PREFERRED STOCKS
                 (COST $4,200,000)                                     3,229,197
                                                                      ----------
                 WARRANTS 0.0%

                 DRUGS AND PHARMACEUTICALS 0.0%
       566,037   Point Biomedical Corp. expiring 2/16/12* *** +               --
                                                                      ----------

                 HEALTH CARE SERVICES 0.0%
       259,459   DrugMax, Inc. expiring 11/30/09* *** +                       --
                                                                      ----------

                 TOTAL WARRANTS (COST $0)                                     --
                                                                      ----------

PRINCIPAL
  AMOUNT                                                                VALUE
-----------                                                         ------------
              SHORT-TERM INVESTMENTS 2.9%

              REPURCHASE AGREEMENT 2.9%
$16,557,000   Repurchase Agreement dated 9/30/05,
              2.85% due 10/3/05 with State Street Bank
              and Trust Co. collateralized by $11,670,000
              of United States Treasury Bonds 8.875% due
              2/15/19; value: $16,892,325; repurchase
              proceeds: $16,560,932 (cost $16,557,000)              $ 16,557,000
                                                                    ------------
              TOTAL SHORT-TERM INVESTMENTS
              (COST $16,557,000)                                      16,557,000
                                                                    ------------
              TOTAL INVESTMENTS
              (COST $445,008,387) 99.3%                              575,355,902
                                                                    ------------
              OTHER ASSETS LESS LIABILITIES 0.7%                       3,887,964
                                                                    ------------
              NET ASSETS 100.0%                                     $579,243,866
                                                                    ============

*    Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

++   Affiliated company (see Note 8).

ADR  American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

At September 30, 2005, Wasatch Micro Cap Fund's investments, excluding short-term investments, were in the following countries:

COUNTRY                                                                      %
-------                                                                    ----
Australia                                                                   0.5
Canada                                                                      4.8
Cayman Islands                                                              3.0
France                                                                      0.3
Germany                                                                     1.9
Hong Kong                                                                   1.6
Ireland                                                                     2.5
Israel                                                                      0.8
New Zealand                                                                 0.5
Norway                                                                      0.9
Philippines                                                                 0.1
Singapore                                                                   4.0
Sweden                                                                      0.6
Switzerland                                                                 0.4
Taiwan                                                                      0.5
United Kingdom                                                              1.1
United States                                                              76.5
                                                                          -----
TOTAL                                                                     100.0%
                                                                          =====

MICRO CAP VALUE FUND -- SCHEDULE OF INVESTMENTS

SHARES                                                                   VALUE
------                                                                ----------
                 COMMON STOCKS 93.9%

                 AIR TRANSPORT 0.8%
        60,000   Air Methods Corp.*                                   $  679,200
                                                                      ----------

                 AUTO PARTS--AFTER MARKET 1.4%
        30,000   Aftermarket Technology Corp.*                           551,700
       110,000   IMPCO Technologies, Inc.*                               660,000
                                                                      ----------
                                                                       1,211,700
                                                                      ----------

                 BANKS 6.4%
        23,000   CommerceWest Bank*                                      350,750
        23,100   Dearborn Bancorp, Inc.*                                 593,670
        45,000   First State Financial Corp.                             638,550
        30,000   Intervest Bancshares Corp.*                             658,500
        30,000   Placer Sierra Bancshares                                824,100
        40,000   Security Business Bank of San Diego*                    672,000
       120,000   Wilshire Bancorp, Inc.                                1,836,000
                                                                      ----------
                                                                       5,573,570
                                                                      ----------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.5%
       142,600   Discovery Partners International, Inc.*                 459,172
                                                                      ----------

                 BUILDING PRODUCTS 2.2%
       127,120   Fleetwood Corp. Ltd. (Australia)                        636,271
        70,000   IVRCL Infrastructure and Projects Ltd.
                 (India)                                               1,300,842
                                                                      ----------
                                                                       1,937,113
                                                                      ----------

                 COMMERCIAL INFORMATION SERVICES 0.5%
        14,075   Morningstar, Inc.*                                      450,400
                                                                      ----------

                 COMMERCIAL SERVICES AND SUPPLIES 4.1%
       350,000   Allen-Vanguard Corp.* (Canada)                          473,217
        84,100   AMN Healthcare Services, Inc.*                        1,301,027
       400,000   Environmental Management
                 Solutions, Inc.* (Canada)                               148,123
        15,000   MegaStudy Co. Ltd.* (Korea)                             645,424
        11,000   Monro Muffler, Inc.                                     288,970
        80,000   SM&A*                                                   704,800
                                                                      ----------
                                                                       3,561,561
                                                                      ----------

                 COMMUNICATIONS TECHNOLOGY 0.3%
        40,000   Arbinet-thexchange, Inc.*                               288,000
                                                                      ----------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 2.1%
        55,000   Interactive Intelligence, Inc.*                         346,005
        20,900   Merge Technologies, Inc.*                               357,181
       136,045   Opnet Technologies, Inc.*                             1,145,499
                                                                      ----------
                                                                       1,848,685
                                                                      ----------

                 COMPUTER TECHNOLOGY 0.1%
        17,400   Qualstar Corp.*                                          68,382
                                                                      ----------

                 COMPUTERS AND PERIPHERALS 0.5%
     5,500,000   Anwell Technologies Ltd. (Singapore)                    389,910
                                                                      ----------

                 CONSTRUCTION 1.3%
        60,000   Perini Corp.*                                         1,092,000
                                                                      ----------

                 CONSTRUCTION AND ENGINEERING 0.7%
       335,610   Lycopodium Ltd.* (Australia)                            576,158
                                                                      ----------

                 DISTRIBUTORS 1.4%
       400,000   Commercial Solutions, Inc.* (Canada)                  1,205,649
                                                                      ----------

                 DIVERSIFIED FINANCIAL SERVICES 2.5%
       300,000   Acta Holdings ASA (Norway)                           $  833,092
        25,000   ADDENDA Capital, Inc. (Canada)                          667,413
        20,000   Home Capital Group, Inc. (Canada)                       645,883
                                                                      ----------
                                                                       2,146,388
                                                                      ----------

                 DRUGS AND PHARMACEUTICALS 2.4%
       127,166   ISTA Pharmaceuticals, Inc.*                             844,382
        22,500   NeoPharm, Inc.*                                         279,000
        20,000   Salix Pharmaceuticals Ltd.*                             425,000
        20,000   Taro Pharmaceuticals Industries Ltd.* (Israel)          514,600
                                                                      ----------
                                                                       2,062,982
                                                                      ----------

                 ELECTRICAL AND ELECTRONICS 0.4%
        22,500   LeCroy Corp.*                                           334,125
                                                                      ----------

                 ELECTRICAL EQUIPMENT 1.0%
       800,000   Unisteel Technology Ltd. (Singapore)                    860,164
                                                                      ----------

                 ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.8%
       600,000   Jurong Technologies Industrial Corp. Ltd.
                 (Singapore)                                             730,194
                                                                      ----------

                 ELECTRONICS--MEDICAL SYSTEMS 2.3%
        25,000   EPIX Pharmaceuticals, Inc.*                             192,500
       204,900   IRIDEX Corp.*                                         1,801,071
                                                                      ----------
                                                                       1,993,571
                                                                      ----------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 8.8%
       303,035   Advanced Power Technology, Inc.*                      2,621,253
       170,000   Leadis Technology, Inc.*                              1,164,500
       165,550   Nova Measuring Instruments Ltd.* (Israel)               364,210
        80,000   Pericom Semiconductor Corp.*                            707,200
       185,625   PLX Technology, Inc.*                                 1,548,112
        43,000   SigmaTel, Inc.*                                         870,320
        11,525   Tessera Technologies, Inc.*                             344,713
                                                                      ----------
                                                                       7,620,308
                                                                      ----------

                 ELECTRONICS--TECHNOLOGY 1.0%
        81,780   EFJ, Inc.*                                              841,516
                                                                      ----------

                 FINANCE COMPANIES 2.6%
        70,000   Dollar Financial Corp.*                                 839,300
        67,500   Nicholas Financial, Inc.                                684,450
        30,000   United PanAm Financial Corp.*                           749,100
                                                                      ----------
                                                                       2,272,850
                                                                      ----------

                 FINANCIAL--MISCELLANEOUS 1.5%
        50,000   First Cash Financial Services, Inc.*                  1,316,000
                                                                      ----------

                 FOODS 0.7%
       100,000   GeoPharma, Inc.*                                        345,000
        40,000   Poore Brothers, Inc.*                                   218,000
                                                                      ----------
                                                                         563,000
                                                                      ----------

                 HEALTH CARE EQUIPMENT AND SUPPLIES 1.4%
       149,700   Cytori Therapeutics, Inc.* (Germany)                    770,269
     1,000,000   LMA International N.V.* (Singapore)                     454,895
                                                                      ----------
                                                                       1,225,164
                                                                      ----------

                 HEALTH CARE FACILITIES 1.1%
        70,000   Capital Senior Living Corp.*                            584,500
        24,625   LHC Group, Inc.*                                        380,456
                                                                      ----------
                                                                         964,956
                                                                      ----------

                                                              SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                               -----------
                 HEALTH CARE MANAGEMENT SERVICES 0.5%
        26,650   Birner Dental Management Services, Inc.             $   474,636
                                                                     -----------

                 HEALTH CARE SERVICES 0.6%
        28,545   DrugMax, Inc.*                                           52,237
        25,000   Healthcare Services Group                               481,250
                                                                     -----------
                                                                         533,487
                                                                     -----------

                 HOME BUILDING 1.1%
        40,000   Orleans Homebuilders, Inc.                              985,600
                                                                     -----------

                 HOUSEHOLD DURABLES 2.7%
       130,000   easyhome Ltd. (Canada)                                1,802,446
       700,000   HTL International Holdings Ltd.*** (Singapore)          533,467
                                                                     -----------
                                                                       2,335,913
                                                                     -----------

                 MACHINERY 3.8%
       330,000   Awea Mechantronic Co. Ltd. (Taiwan)                     464,390
       850,000   First Engineering Ltd. (Singapore)                      657,825
     2,204,500   MMI Holdings Ltd. (Singapore)                           755,367
        60,000   Pason Systems, Inc. (Canada)                          1,404,409
                                                                     -----------
                                                                       3,281,991
                                                                     -----------

                 MARINE 0.8%
       700,000   Ezra Holdings Ltd. (Singapore)                          669,936
                                                                     -----------

                 MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 9.1%
       300,000   Bioject Medical Technologies, Inc.*                     510,000
        32,050   Conceptus, Inc.*                                        371,780
        52,205   Cryocor, Inc.*                                          336,722
        25,208   Cyberonics, Inc.*                                       752,207
       149,734   Encision, Inc.*                                         489,630
        45,250   Endologix, Inc.*                                        229,870
       231,575   Enpath Medical, Inc.*                                 1,829,443
           608   ICU Medical, Inc.*                                       17,486
       228,900   MTS Medication Technologies, Inc.*                    1,286,418
        60,000   NuVasive, Inc.*                                       1,124,400
        89,500   VNUS Medical Technologies, Inc.*                        932,590
                                                                     -----------
                                                                       7,880,546
                                                                     -----------

                 MEDICAL SERVICES 0.7%
        64,925   Stratagene Corp.*                                       584,974
                                                                     -----------

                 METALS AND MINING 2.3%
     2,000,000   EuroZinc Mining Corp.* (Canada)                       1,550,121
       382,510   Independence Group NL (Australia)                       466,968
                                                                     -----------
                                                                       2,017,089
                                                                     -----------

                 OIL AND GAS 6.5%
        59,600   Energy Partners Ltd.*                                 1,860,712
        45,000   PA Resources AB* (Sweden)                               659,149
       240,000   Saxon Energy Services, Inc.* (Canada)                 1,122,288
        35,000   Toreador Resources Corp.*                             1,239,000
        25,000   Toreador Resources Corp. PIPE* *** +                    802,164
                                                                     -----------
                                                                       5,683,313
                                                                     -----------

                 POLLUTION CONTROL AND ENVIRONMENTAL SERVICES 0.8%
       145,450   Synagro Technologies, Inc.                              683,615
                                                                     -----------

                 PRODUCTION TECHNOLOGY EQUIPMENT 5.3%
       273,335   inTEST Corp.*                                         1,096,073
        48,325   Intevac, Inc.*                                          498,231
       639,000   LogicVision, Inc.*                                    1,150,200
       120,700   Mattson Technology, Inc.*                               906,457
        85,000   Nanometrics, Inc.*                                      994,500
                                                                     -----------
                                                                       4,645,461
                                                                     -----------

                 REAL ESTATE INVESTMENT TRUSTS (REIT) 0.4%
        36,250   Medical Properties Trust, Inc.*** +                 $   348,145
                                                                     -----------

                 RESTAURANTS 0.2%
       250,000   Steakhouse Partners, Inc.*                              150,000
                                                                     -----------

                 RETAIL 3.2%
        25,000   Big 5 Sporting Goods                                    596,500
         9,650   Corp. Bijou Brigitte AG (Germany)                     2,163,630
                                                                     -----------
                                                                       2,760,130
                                                                     -----------

                 SCIENTIFIC EQUIPMENT AND SUPPLIERS 0.6%
        25,000   Optimal Group, Inc.* (Canada)                           517,000
                                                                     -----------

                 SEMICONDUCTOR EQUIPMENT AND PRODUCTS 0.0%
        33,245   PSi Technologies Holdings, Inc. ADR*
                 (Philippines)                                            32,913
                                                                     -----------

                 SHOES 0.4%
        25,000   Bakers Footwear Group, Inc.*                            375,000
                                                                     -----------

                 SOFTWARE 0.8%
        30,000   Isra Vision Systems AG* (Germany)                       728,534
                                                                     -----------

                 TEXTILES, APPAREL AND LUXURY GOODS 1.6%
     1,222,290   Ports Design Ltd. (Hong Kong)                         1,386,620
                                                                     -----------

                 TRANSPORTATION--MISCELLANEOUS 0.2%
       419,650   AutoInfo, Inc.*                                         180,450
                                                                     -----------

                 TRUCKERS 2.5%
        25,700   PAM Transportation Services*                            415,312
        25,000   Universal Truckload Services, Inc.*                     464,500
        20,000   USA Truck, Inc.*                                        506,000
        50,000   Vitran Corp., Inc.* (Canada)                            811,000
                                                                     -----------
                                                                       2,196,812
                                                                     -----------

                 WHOLESALERS 1.0%
        27,250   Beacon Roofing Supply, Inc.*                            890,258
                                                                     -----------

                 TOTAL COMMON STOCKS
                 (COST $65,782,586)                                   81,615,141
                                                                     -----------

                 PREFERRED STOCKS 0.9%
       377,358   DRUGS AND PHARMACEUTICALS 0.2%
                 Point Biomedical Corp., Series F Pfd.* *** +            160,000
                                                                     -----------

           800   HEALTH CARE SERVICES 0.7%
                 DrugMax, Inc. Convertible Pfd. PIPE, Series
                 A*** +                                                  607,299
                                                                     -----------

                 TOTAL PREFERRED STOCKS
                 (COST $1,000,000)                                       767,299
                                                                     -----------

MICRO CAP VALUE FUND -- SCHEDULE OF INVESTMENTS (CONTINUED)   SEPTEMBER 30, 2005

SHARES                                                                    VALUE
------                                                                  --------
                 WARRANTS 0.1%

                 COMMERCIAL SERVICES AND SUPPLIES 0.0%
       384,625   ACE Security Laminates Corp.
                 expiring 5/23/06* *** + (Canada)                       $     --
                                                                        --------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 0.0%
       200,000   CorVu Corp. expiring 11/19/06* *** +                         --
                                                                        --------

                 DRUGS AND PHARMACEUTICALS 0.0%
         7,164   Acusphere, Inc. expiring 8/2/08* *** +                       --
         1,436   Acusphere, Inc. expiring 10/20/08* *** +                     --
       113,207   Point Biomedical Corp. expiring 2/16/12* *** +               --
                                                                        --------
                                                                              --
                                                                        --------

                 HEALTH CARE SERVICES 0.0%
        64,864   DrugMax, Inc. expiring 11/30/09* *** +                       --
                                                                        --------

                 METALS AND MINING 0.0%
       125,000   Equigold NL expiring 5/31/07* (Australia)                27,659
                                                                        --------

                 OIL AND GAS 0.1%
        83,335   Saxon Energy Services, Inc.
                 expiring 6/22/06 * *** + (Canada)                       120,567
                                                                        --------

                 TELECOMMUNICATIONS EQUIPMENT 0.0%
       104,167   WPCS International, Inc. expiring 11/16/09* *** +            --
                                                                        --------

                 TOTAL WARRANTS (COST $0)                                148,226
                                                                        --------

PRINCIPAL
AMOUNT                                                                  VALUE
---------                                                            -----------
                 SHORT-TERM INVESTMENTS 4.3%

                 REPURCHASE AGREEMENT 4.3%
    $3,703,000   Repurchase Agreement dated 9/30/05,
                 2.85% due 10/3/05 with State Street Bank and
                 Trust Co. collateralized by $2,740,000 of United
                 States Treasury Bonds 8.125% due 8/15/19; value:
                 $3,782,913; repurchase proceeds: $3,703,879
                 (cost $3,703,000)                                   $ 3,703,000
                                                                     -----------

                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $3,703,000)                                    3,703,000
                                                                     -----------

                 TOTAL INVESTMENTS
                 (COST $70,485,586) 99.2%                             86,233,666

                 OTHER ASSETS LESS LIABILITIES 0.8%                      669,764
                                                                     -----------
                 NET ASSETS 100.0%                                   $86,903,430
                                                                     ===========

NUMBER OF
CONTRACTS                                                                 VALUE
---------                                                               --------
                 CALL OPTIONS WRITTEN

           596   Energy Partners Ltd., expiring 10/22/05
                 exercise price $25 (premium $93,866)                   $381,440
           350   Toreador Resources Corp., expiring
                 10/22/05, exercise price $35 (premium $86,621)           77,000
                                                                        --------
                                                                         458,440
                                                                        --------
                 TOTAL CALL OPTIONS WRITTEN (PREMIUM $180,487)          $458,440
                                                                        --------

*    Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

At September 30, 2005, Wasatch Micro Cap Value Fund's investments, excluding short-term investments and written options, were in the following countries:

COUNTRY                                                                      %
-------                                                                   ------
Australia                                                                   2.1
Canada                                                                     12.7
Germany                                                                     4.4
Hong Kong                                                                   1.7
India                                                                       1.6
Israel                                                                      1.1
Korea                                                                       0.8
Norway                                                                      1.0
Philippines                                                                 0.1
Singapore                                                                   6.1
Sweden                                                                      0.8
Taiwan                                                                      0.6
United States                                                              67.0
                                                                          -----
TOTAL                                                                     100.0%
                                                                          =====

SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS              SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                              ------------
                 COMMON STOCKS 92.4%

                 AEROSPACE 0.4%
       180,325   Argon ST, Inc.*                                    $  5,290,736
                                                                    ------------

                 AIRLINES 0.5%
       709,650   WestJet Airlines Ltd.* ***                            7,083,055
                                                                    ------------

                 BANKS 4.9%
       496,380   Bank of the Ozarks, Inc.                             17,040,726
       223,535   First Community Bancorp                              10,691,679
       381,780   HDFC Bank Ltd. ADR                                   19,547,136
       316,225   Prosperity Bancshares, Inc.                           9,565,806
       529,575   UCBH Holding, Inc.                                    9,701,814
                                                                    ------------
                                                                      66,547,161
                                                                    ------------

                 BEVERAGE--SOFT DRINKS 0.3%
       119,020   Peet's Coffee & Tea, Inc.*                            3,644,392
                                                                    ------------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.8%
       253,810   Charles River Laboratories International, Inc.*      11,071,192
       315,885   Encysive Pharmaceuticals, Inc.*                       3,721,125
       189,190   Myriad Genetics, Inc.*                                4,135,693
       430,265   Neurochem, Inc.*                                      5,485,879
     1,059,595   QIAGEN N.V.*                                         13,817,119
                                                                    ------------
                                                                      38,231,008
                                                                    ------------

                 BUILDING MATERIALS 0.3%
       143,900   Trex Company, Inc.*                                   3,453,600
                                                                    ------------

                 CHEMICALS 0.5%
       245,440   Cabot Microelectronics Corp.*                         7,211,027
                                                                    ------------

                 COMMERCIAL INFORMATION SERVICES 0.6%
       378,840   LECG Corp.*                                           8,713,320
                                                                    ------------

                 COMMERCIAL SERVICES AND SUPPLIES 6.7%
       962,155   Copart, Inc.*                                        22,966,640
        43,570   Corporate Executive Board Co.                         3,397,589
        72,285   CoStar Group, Inc.*                                   3,377,155
       111,309   CRA International. Inc.*                              4,640,472
       219,975   Jackson Hewitt Tax Service, Inc.                      5,259,602
       469,280   Regis Corp.                                          17,748,170
       507,140   Resources Connection, Inc.*                          15,026,558
       501,760   West Corp.*                                          18,760,806
                                                                    ------------
                                                                      91,176,992
                                                                    ------------

                 COMMUNICATIONS TECHNOLOGY 1.1%
       365,460   j2 Global Communications, Inc.*                      14,771,893
                                                                    ------------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 7.6%
       507,385   Akamai Technologies, Inc.*                            8,092,791
       421,216   Cognizant Technology Solutions Corp., Class A*       19,624,453
       560,140   Kanbay International, Inc.*                          10,530,632
       471,610   Macrovision Corp.*                                    9,007,751
       151,290   Manhattan Associates, Inc.*                           3,509,928
       144,380   NAVTEQ Corp.*                                         7,211,781
        10,155   Open Solutions, Inc.*                                   221,582
       338,081   Retalix Ltd.*                                         8,157,895
       594,940   SRA International, Inc., Class A*                    21,108,471
       152,095   Verint Systems, Inc.*                                 6,226,769
       175,375   Websense, Inc.*                                       8,980,954
                                                                    ------------
                                                                     102,673,007
                                                                    ------------

                 CONSUMER ELECTRONICS 0.7%
       582,900   DTS, Inc.*                                            9,816,036
                                                                    ------------

                 CONSUMER PRODUCTS 1.4%
       768,905   Yankee Candle Co., Inc.                            $ 18,838,173
                                                                    ------------

                 DIVERSIFIED FINANCIAL SERVICES 0.7%
       253,820   AWD Holding AG                                        9,740,150
                                                                    ------------

                 DRUGS AND PHARMACEUTICALS 2.5%
       295,215   Ligand Pharmaceuticals, Inc., Class B*                2,992,447
       363,845   Medicis Pharmaceutical Corp., Class A                11,846,793
       226,950   NeoPharm, Inc.*                                       2,814,180
       399,150   Salix Pharmaceuticals Ltd.*                           8,481,938
       296,110   Taro Pharmaceuticals Industries Ltd.*                 7,618,910
                                                                    ------------
                                                                      33,754,268
                                                                    ------------

                 EDUCATION SERVICES 1.9%
       161,625   Strayer Education, Inc.                              15,276,795
       297,640   Universal Technical Institute, Inc.*                 10,598,960
                                                                    ------------
                                                                      25,875,755
                                                                    ------------

                 ELECTRICAL AND ELECTRONICS 1.2%
       749,230   Power Integrations, Inc.*                            16,295,752
                                                                    ------------

                 ELECTRONICS 0.8%
       671,345   Semtech Corp.*                                       11,057,052
                                                                    ------------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 8.5%
     1,040,365   AMIS Holdings, Inc.*                                 12,338,729
        30,900   Hittite Microwave Corp.*                                625,725
       876,967   Integrated Device Technology, Inc.*                   9,418,626
     1,623,475   Micrel, Inc.*                                        18,231,624
     1,260,940   O2Micro International Ltd.*                          19,847,196
       957,935   PLX Technology, Inc.*                                 7,989,178
       348,355   SigmaTel, Inc.*                                       7,050,705
       484,800   Silicon Laboratories, Inc.*                          14,733,072
       374,410   SiRF Technology Holdings, Inc.*                      11,280,973
       457,050   Tessera Technologies, Inc.*                          13,670,365
                                                                    ------------
                                                                     115,186,193
                                                                    ------------

                 ENGINEERING AND CONTRACTING SERVICES 0.7%
        77,650   Stantec, Inc.*                                        2,406,373
       191,620   URS Corp.*                                            7,739,532
                                                                    ------------
                                                                      10,145,905
                                                                    ------------

                 ENTERTAINMENT 1.2%
       575,480   Marvel Entertainment, Inc.*                          10,283,827
       362,880   Outdoor Channel Holdings, Inc.*                       5,356,109
                                                                    ------------
                                                                      15,639,936
                                                                    ------------

                 FINANCIAL INFORMATION SERVICES 2.5%
       967,990   FactSet Research Systems, Inc.                       34,111,968
                                                                    ------------

                 FINANCIAL--MISCELLANEOUS 1.5%
       403,320   Brown & Brown, Inc.                                  20,040,971
                                                                    ------------

                 HEALTH CARE FACILITIES 3.2%
       440,730   American Healthways, Inc.*                           18,686,952
       157,365   Pharmaceutical Product Development, Inc.*             9,050,061
       401,617   United Surgical Partners International, Inc.*        15,707,241
                                                                    ------------
                                                                      43,444,254
                                                                    ------------

                 HEALTH CARE MANAGEMENT SERVICES 4.7%
       707,375   AMERIGROUP Corp.*                                    13,525,010
     1,486,133   AmSurg Corp.* ++                                     40,660,599
       122,510   Pediatrix Medical Group, Inc.*                        9,411,218
                                                                    ------------
                                                                      63,596,827
                                                                    ------------

SHARES                                                                 VALUE
------                                                            --------------
                 HEALTH CARE PROVIDERS AND SERVICES 1.7%
       463,405   Icon plc ADR*                                    $   23,170,250
                                                                  --------------

                 HOME BUILDING 3.1%
       360,475   Meritage Homes Corp.*                                27,634,013
        11,329   NVR, Inc.*                                           10,025,599
        85,010   Toll Brothers, Inc.*                                  3,797,397
                                                                  --------------
                                                                      41,457,009
                                                                  --------------

                 HOUSEHOLD DURABLES 0.4%
       194,130   Desarrolladora Homex S.A. de C.V. ADR*                5,961,732
                                                                  --------------

                 HOUSEHOLD FURNISHINGS 0.3%
       174,770   Select Comfort Corp.*                                 3,491,905
                                                                  --------------

                 INSURANCE 0.3%
       182,740   Direct General Corp.                                  3,605,460
                                                                  --------------

                 INVESTMENT MANAGEMENT COMPANIES 0.5%
       287,877   Calamos Asset Management, Inc., Class A               7,104,804

                                                                  --------------
       273,380   LEISURE TIME 0.7%
                 Life Time Fitness, Inc.*                              9,059,813
                                                                  --------------

                 MACHINERY 0.5%
       271,000   Pason Systems, Inc.                                   6,343,248
                                                                  --------------

                 MEDICAL AND DENTAL INSTRUMENTS AND
                 SUPPLIES 5.0%
       699,947   Abaxis, Inc.*                                         9,134,308
        13,880   ICU Medical, Inc.*                                      399,189
        98,225   Kinetic Concepts, Inc.*                               5,579,180
       121,355   ResMed, Inc.*                                         9,665,926
       603,183   Techne Corp.*                                        34,369,367
       330,375   Wright Medical Group, Inc.*                           8,153,655
                                                                  --------------
                                                                      67,301,625
                                                                  --------------

                 MEDICAL SERVICES 0.6%
       272,905   PRA International*                                    8,271,751
                                                                  --------------

                 MISCELLANEOUS MATERIALS AND COMMODITIES 0.3%
       165,974   Symyx Technologies, Inc.*                             4,335,241
                                                                  --------------

                 OIL AND GAS 0.5%
        86,555   Toreador Resources Corp.*                             3,064,047
       135,000   Toreador Resources Corp. PIPE* *** +                  4,331,686
                                                                  --------------
                                                                       7,395,733
                                                                  --------------

                 PRODUCTION TECHNOLOGY EQUIPMENT 0.2%
       232,020   Rudolph Technologies, Inc.*                           3,125,309
                                                                  --------------

                 REAL ESTATE INVESTMENT TRUSTS (REIT) 0.9%
       263,878   Redwood Trust, Inc.                                  12,827,110
                                                                  --------------

                 RECREATIONAL VEHICLES AND BOATS 0.4%
       205,750   Winnebago Industries, Inc.                            5,960,578
                                                                  --------------

                 RESTAURANTS 0.8%
       227,445   PF Chang's China Bistro, Inc.*                       10,196,359
        59,620   Texas Roadhouse, Inc., Class A*                         888,338
                                                                  --------------
                                                                      11,084,697
                                                                  --------------

                 RETAIL 14.0%
       536,385   Big 5 Sporting Goods Corp.                       $   12,798,146
        60,500   Bijou Brigitte AG                                    13,564,729
       207,150   Blue Nile, Inc.*                                      6,554,226
       316,391   Chico's FAS, Inc.*                                   11,643,189
       626,040   Cost Plus, Inc.*                                     11,362,626
        72,900   Golf Galaxy, Inc.*                                    1,162,026
       617,725   Guitar Center, Inc.*                                 34,104,597
       793,682   Hibbett Sporting Goods, Inc.*                        17,659,413
        70,621   Jos. A. Bank Clothiers, Inc.*                         3,052,240
       580,025   Monsoon plc*                                          4,218,754
     1,717,449   O'Reilly Automotive, Inc.*                           48,397,713
       295,315   Pacific Sunwear of California, Inc.*                  6,331,554
       411,430   PETCO Animal Supplies, Inc.*                          8,705,859
       390,590   Tuesday Morning Corp.                                10,104,563
                                                                  --------------
                                                                     189,659,635
                                                                  --------------

                 SAVINGS AND LOANS 0.5%
       182,638   Harbor Florida Bancshares, Inc.                       6,624,280
                                                                  --------------

                 SECURITIES BROKERAGE AND SERVICES 0.8%
       594,770   optionsXpress Holdings, Inc.                         11,324,421
                                                                  --------------

                 SEMICONDUCTOR EQUIPMENT AND PRODUCTS 0.8%
       894,975   CSR plc*                                             10,541,464
                                                                  --------------

                 TRUCKERS 2.6%
     1,472,408   Knight Transportation, Inc.                          35,867,859
                                                                  --------------

                 UTILITIES--TELECOMMUNICATIONS 0.3%
       137,060   Nextel Partners, Inc., Class A*                       3,440,206
                                                                  --------------
                 TOTAL COMMON STOCKS
                 (COST $944,818,261)                               1,254,293,561
                                                                  --------------
                 PREFERRED STOCKS 0.6%

                 DRUGS AND PHARMACEUTICALS 0.1%
     3,773,584   Point Biomedical Corp.,
                 Series F Pfd.* *** +                                  1,600,000
                                                                  --------------

                 ELECTRONICS--MEDICAL SYSTEMS 0.2%
       153,485   NXStage Medical, Inc., Series F-1 Pfd.* *** +         1,316,901
     1,620,220   Zonare Medical Systems, Inc.,
                 Series E Pfd.* *** +                                  1,500,000
                                                                  --------------
                                                                       2,816,901
                                                                  --------------

                 HEALTH CARE MANAGEMENT SERVICES 0.1%
       516,161   Elder Health, Inc., Series G Pfd.* *** +                571,428
       362,782   TargetRX, Inc., Series D Pfd.* *** +                    769,098
                                                                  --------------
                                                                       1,340,526
                                                                  --------------

                 MEDICAL SERVICES 0.2%
     2,407,476   GeneOhm Sciences, Inc., Series C Pfd.* *** +          2,768,597
                                                                  --------------
                 TOTAL PREFERRED STOCKS
                 (COST $8,726,494)                                     8,526,024
                                                                  --------------

                                                              SEPTEMBER 30, 2005

SHARES                                                                    VALUE
------                                                                  --------
                 LIMITED PARTNERSHIP INTEREST 0.1%

                 OTHER 0.1%
                 Montagu Newhall Global Partners II-B,
                 L.P.* *** +                                            $605,804
                                                                        --------
                 TOTAL LIMITED PARTNERSHIP INTEREST
                 (COST $721,435)                                         605,804
                                                                        --------

                 WARRANTS 0.0%
                 DRUGS AND PHARMACEUTICALS 0.0%
     1,132,075   Point Biomedical Corp. expiring 2/16/12* *** +               --
                                                                        --------

                 ELECTRONICS--MEDICAL SYSTEMS 0.0%
       243,033   Zonare Medical Systems, Inc.
                 expiring 6/30/11* *** +                                      --
                                                                        --------
                 MEDICAL SERVICES 0.0%
       361,121   GeneOhm Sciences, Inc.
                 expiring 4/20/10* *** +                                      --
                                                                        --------
                 TOTAL WARRANTS (COST $0)                                     --
                                                                        --------

PRINCIPAL
AMOUNT                                                                VALUE
---------                                                        --------------
                 SHORT-TERM INVESTMENTS 7.5%

                 REPURCHASE AGREEMENT 7.5%
  $102,311,000   Repurchase Agreement dated 9/30/05,
                 2.85% due 10/3/05 with State Street Bank
                 and Trust Co. collateralized by $73,470,000
                 of United States Treasury Bonds at 8.75%
                 and 8.875% due 5/15/17 and 8/15/17;
                 value: $104,360,095; repurchase proceeds:
                 $102,335,299+++ (cost $102,311,000)             $  102,311,000
                                                                 --------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $102,311,000)                                102,311,000
                                                                 --------------
                 TOTAL INVESTMENTS
                 (COST $1,056,577,190) 100.6%                     1,365,736,389
                 LIABILITIES LESS OTHER ASSETS (0.6)%                (7,874,461)
                                                                 --------------
                 NET ASSETS 100.0%                               $1,357,861,928
                                                                 ==============


*    Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

++   Affiliated company (see Note 8).

+++ All or a portion of this security has been designated as collateral for purchase commitments.

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

SMALL CAP VALUE FUND -- SCHEDULE OF INVESTMENTS

SHARES                                                                  VALUE
------                                                               -----------
                 COMMON STOCKS 97.0%

                 AEROSPACE 0.5%
       209,318   HEICO Corp., Class A+++                             $ 3,725,860
                                                                     -----------

                 AUTO PARTS--AFTER MARKET 5.0%
       899,789   Aftermarket Technology Corp.*                        16,547,120
       717,209   Keystone Automotive Industries, Inc.*                20,662,791
                                                                     -----------
                                                                      37,209,911
                                                                     -----------

                 BANKS 3.4%
       600,050   Franklin Bank Corp.*                                  9,690,808
       281,975   Placer Sierra Bancshares                              7,745,853
     1,238,722   UTI Bank Ltd.                                         7,483,916
                                                                     -----------
                                                                      24,920,577
                                                                     -----------

                 BUILDING MATERIALS 0.2%
        33,525   NCI Building Systems, Inc.*                           1,367,485
                                                                     -----------

                 BUILDING--MISCELLANEOUS 1.8%
       506,850   Drew Industries, Inc.*                               13,081,798
                                                                     -----------

                 COMMERCIAL INFORMATION SERVICES 0.5%
     1,114,411   Integrated Alarm Services Group, Inc.*                4,179,041
                                                                     -----------

                 COMMERCIAL SERVICES AND SUPPLIES 5.4%
       103,560   Administaff, Inc.                                     4,115,474
       798,627   AMN Healthcare Services, Inc.*                       12,354,760
       193,250   Macquarie Infrastructure Company Trust                5,449,650
       275,189   Monro Muffler, Inc.                                   7,229,215
       622,950   SM&A*                                                 5,488,190
       154,050   World Fuel Services Corp.                             4,998,922
                                                                     -----------
                                                                      39,636,211
                                                                     -----------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 0.5%
       150,775   SPSS, Inc.*                                           3,618,600
                                                                     -----------

                 CONSUMER ELECTRONICS 0.0%
        22,665   PLATO Learning, Inc.*                                   172,481
                                                                     -----------

                 CONSUMER PRODUCTS 0.9%
       310,278   Helen of Troy Ltd.*                                   6,404,138
                                                                     -----------

                 CONTAINERS AND PACKAGING--METAL AND GLASS 1.9%
       323,762   Mobile Mini, Inc.*                                   14,035,083
                                                                     -----------

                 DIVERSIFIED FINANCIAL SERVICES 3.8%
       724,300   Caliber Global Investment Ltd.*                       8,141,132
       164,575   Eurocastle Investment Ltd.                            3,709,728
       349,350   Housing Development Finance Corp. Ltd.                8,264,916
       585,675   U.S.I. Holdings Corp.*                                7,607,918
                                                                     -----------
                                                                      27,723,694
                                                                     -----------

                 EDUCATION SERVICES 0.4%
       228,800   Corinthian Colleges, Inc.*                            3,036,176
                                                                     -----------

                 ELECTRICAL AND ELECTRONICS 1.0%
     1,015,770   TTM Technologies, Inc.*                               7,262,756
                                                                     -----------

                 ELECTRONICS 2.4%
       510,884   Nu Horizons Electronics Corp.*                        3,698,800
       465,695   Supertex, Inc.*                                      13,966,193
                                                                     -----------
                                                                      17,664,993
                                                                     -----------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 3.4%
       656,025   ASE Test Ltd.*                                      $ 4,113,277
       246,575   Excel Technology, Inc.*                               6,334,512
       281,050   Leadis Technology, Inc.*                              1,925,192
       300,000   Micrel, Inc.*                                         3,369,000
     1,026,575   Pericom Semiconductor Corp.*                          9,074,923
                                                                     -----------
                                                                      24,816,904
                                                                     -----------

                 FINANCE COMPANIES 3.5%
       133,215   Accredited Home Lenders Holding Co.*                  4,683,839
       681,825   Dollar Financial Corp.*                               8,175,082
       512,725   United PanAm Financial Corp.*                        12,802,743
                                                                     -----------
                                                                      25,661,664
                                                                     -----------

                 FINANCE--SMALL LOAN 2.6%
       813,565   AmeriCredit Corp.* +++                               19,419,797
                                                                     -----------

                 FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS
                 0.4%
       434,560   Hypercom Corp.*                                       2,833,331
                                                                     -----------

                 FINANCIAL--MISCELLANEOUS 1.8%
       295,004   Fidelity National Financial, Inc.                    13,133,578
                                                                     -----------

                 FOODS 2.3%
       720,421   NBTY, Inc.*                                          16,929,894
                                                                     -----------

                 HEALTH CARE FACILITIES 1.2%
       624,925   Capital Senior Living Corp.*                          5,218,124
       223,050   LHC Group, Inc.*                                      3,446,122
                                                                     -----------
                                                                       8,664,246
                                                                     -----------

                 HOME BUILDING 3.5%
       136,075   Hovnanian Enterprises, Inc., Class A*                 6,967,040
       160,897   M.D.C. Holdings, Inc.                                12,693,164
       138,600   Toll Brothers, Inc.*                                  6,191,262
                                                                     -----------
                                                                      25,851,466
                                                                     -----------

                 HOTELS, RESTAURANTS AND LEISURE 0.8%
       195,900   Orient-Express Hotels Ltd., Class A                   5,567,478
                                                                     -----------

                 HOUSEHOLD FURNISHINGS 0.0%
        20,915   Kirkland's, Inc.*                                       159,163
                                                                     -----------

                 INSURANCE 3.9%
       528,975   Direct General Corp.                                 10,436,677
       688,437   Hub International Ltd.                               15,613,751
       291,925   KMG America Corp.*                                    2,335,400
                                                                     -----------
                                                                      28,385,828
                                                                     -----------

                 INVESTMENT MANAGEMENT COMPANIES 3.8%
       331,275   Apollo Investment Corp.                               6,559,245
       408,400   Ares Capital Corp.                                    6,648,752
           400   Brantley Mezzanine Finance, LLC* ** *** +                40,000
       543,653   MCG Capital Corp.                                     9,171,426
       350,200   Technology Investment Capital Corp.                   5,529,658
                                                                     -----------
                                                                      27,949,081
                                                                     -----------

                 MANUFACTURING 0.4%
       140,380   Reddy Ice Holdings, Inc.                              2,879,194
                                                                     -----------

                 MEDICAL SERVICES 1.3%
       541,025   U.S. Physical Therapy, Inc.*                          9,825,014
                                                                     -----------

                 METALS FABRICATING 0.5%
       237,600   Encore Wire Corp.*                                    3,863,376
                                                                     -----------

                                                              SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                              ------------
                 OIL AND GAS 8.0%
       329,265   CNX Gas Corp.* *** +                               $  6,749,933
       262,240   Petrohawk Energy Corp.*                               3,778,878
       253,100   Plains Exploration & Production Co.*                 10,837,742
     2,833,875   Saxon Energy Services, Inc.*                         13,251,758
       432,525   Toreador Resources Corp.*                            15,311,385
        75,000   Toreador Resources Corp. PIPE* *** +                  2,406,492
       113,150   Ultra Petroleum Corp.*                                6,435,972
                                                                    ------------
                                                                      58,772,160
                                                                    ------------

                 PRODUCTION TECHNOLOGY EQUIPMENT 0.4%
       255,900   Nanometrics, Inc.*                                    2,994,030
                                                                    ------------

                 REAL ESTATE INVESTMENT TRUSTS
                 (REIT) 14.8%
       419,170   Anworth Mortgage Asset Corp.                          3,466,536
       254,800   Arbor Realty Trust, Inc.                              7,159,880
       475,000   CBRE Realty Financial, Inc.* *** +                    7,125,000
       300,000   Crystal River Capital, Inc.*** +                      7,500,000
     1,442,370   HomeBanc Corp.                                       11,135,096
       146,950   JER Investors Trust, Inc.                             2,653,917
       402,025   JER Investors Trust, Inc.*** +                        7,115,360
       327,100   KKR Financial Corp.                                   7,274,704
       525,500   Medical Properties Trust, Inc.*** +                   5,046,902
       286,675   Medical Properties Trust, Inc.                        2,809,415
       549,725   MortgageIT Holdings, Inc.                             7,817,090
       848,675   NorthStar Realty Finance Corp.                        7,969,058
       395,675   Redwood Trust, Inc.                                  19,233,762
     1,023,550   Saxon Capital, Inc.                                  12,129,067
                                                                    ------------
                                                                     108,435,787
                                                                    ------------

                 RENTAL AND LEASING SERVICES--COMMERCIAL 2.1%
       475,950   McGrath RentCorp                                     13,483,663
       564,373   MicroFinancial, Inc.                                  2,201,055
                                                                    ------------
                                                                      15,684,718
                                                                    ------------

                 RETAIL 6.6%
       308,297   America's Car-Mart, Inc.*                             5,530,848
       193,361   Big 5 Sporting Goods Corp.                            4,613,594
       444,675   Global Imaging Systems, Inc.*                        15,141,184
       624,800   Lithia Motors, Inc., Class A                         18,106,704
       243,887   Sonic Automotive, Inc.                                5,419,169
                                                                    ------------
                                                                      48,811,499
                                                                    ------------

                 SAVINGS AND LOANS 2.1%
       892,194   Commercial Capital Bancorp, Inc.                     15,167,298
                                                                    ------------

                 SHOES 0.6%
       154,600   Kenneth Cole Productions, Inc., Class A               4,219,034
                                                                    ------------

                 TRUCKERS 4.0%
       163,815   J.B. Hunt Transport Services, Inc.                    3,114,123
       847,700   Quality Distribution, Inc.*                           6,773,123
       392,442   Transport Corporation of America, Inc.* +             2,943,315
       271,800   USA Truck, Inc.*                                      6,876,540
       601,900   Vitran Corp., Inc. *                                  9,762,818
                                                                    ------------
                                                                      29,469,919
                                                                    ------------

                 UTILITIES--CABLE TV AND RADIO 0.2%
       492,450   Knology, Inc.*                                        1,295,144
                                                                    ------------

                 WHOLESALERS 1.1%
       235,775   Beacon Roofing Supply, Inc.*                          7,702,769
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (COST $556,513,126)                                 712,531,176
                                                                    ------------

                 RIGHTS 0.0%

                 UTILITIES--CABLE TV AND RADIO 0.0%
       492,450   Knology, Inc.* *** +                               $    310,243
                                                                    ------------
                 TOTAL RIGHTS (COST $0)                                  310,243
                                                                    ------------

                 WARRANTS 0.0%

                 OIL AND GAS 0.0%
       187,500   Saxon Energy Services, Inc.
                 expiring 4/7/06* ***+                                        --
                                                                    ------------
                 TOTAL WARRANTS (COST $0)                                     --
                                                                    ------------

PRINCIPAL
AMOUNT                                                                  VALUE
---------                                                           ------------
                 CORPORATE BONDS 0.3%

                 INVESTMENT MANAGEMENT COMPANIES 0.3%
   $ 2,000,000   Brantley Mezzanine Finance, LLC,
                 10.00%, 9/21/09*** +                               $  1,966,626
                                                                    ------------
                 TOTAL CORPORATE BONDS
                 (COST $1,966,626)                                     1,966,626
                                                                    ------------

                 SHORT-TERM INVESTMENTS 2.5%

                 REPURCHASE AGREEMENT 2.5%
    18,224,000   Repurchase Agreement dated 9/30/05, 2.85% due
                 10/3/05 with State Street Bank and Trust Co.
                 collateralized by $12,845,000 of United States
                 Treasury Bonds 8.875% due 2/15/19; value:
                 $18,593,138; repurchase proceeds: $18,228,328
                 (cost $18,224,000)                                   18,224,000
                                                                    ------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $18,224,000)                                   18,224,000
                                                                    ------------
                 TOTAL INVESTMENTS (COST $576,703,752) 99.8%         733,032,045
                 OTHER ASSETS LESS LIABILITIES 0.2%                    1,809,963
                                                                    ------------
                 NET ASSETS 100.0%                                  $734,842,008
                                                                    ============

SMALL CAP VALUE FUND -- SCHEDULE OF INVESTMENTS (CONTINUED)   SEPTEMBER 30, 2005

NUMBER OF
CONTRACTS                                                                 VALUE
---------                                                               --------
                 CALL OPTIONS WRITTEN
           500   Toreador Resources Corp., expiring
                 10/22/05, exercise price $35 (premium
                 $123,745)                                              $110,000
                                                                        ========

SHARES                                                                    VALUE
------                                                                  --------
                 SECURITIES SOLD SHORT
        40,300   HEICO Corp. (proceeds $326,420)                        $934,960
                                                                        ========

*    Non-income producing.

**   Common units.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

++   Affiliated company (see Note 8).

+++ All or a portion of this security has been designated as collateral for open short positions or written options.

PIPE Private Investment in a Public Equity.

See notes to financial statements.

ULTRA GROWTH FUND -- SCHEDULE OF INVESTMENTS                  SEPTEMBER 30, 2005

SHARES                                                                  VALUE
------                                                               -----------
                 COMMON STOCKS 96.6%

                 AEROSPACE 2.1%
        28,690   Argon ST, Inc.*                                     $   841,765
       232,375   MTC Technologies, Inc.*                               7,431,352
                                                                     -----------
                                                                       8,273,117
                                                                     -----------

                 BANKS 2.0%
       128,825   HDFC Bank Ltd. ADR                                    6,595,840
        56,275   UCBH Holding, Inc.                                    1,030,958
                                                                     -----------
                                                                       7,626,798
                                                                     -----------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.5%
        57,375   Celgene Corp.*                                        3,116,610
        88,675   Encysive Pharmaceuticals, Inc.*                       1,044,591
       231,050   Neurochem, Inc.*                                      2,945,888
       212,550   Orchid Cellmark, Inc.*                                1,806,675
        71,495   QIAGEN N.V.*                                            932,295
                                                                     -----------
                                                                       9,846,059
                                                                     -----------

                 CHEMICALS 0.4%
        57,875   Cabot Microelectronics Corp.*                         1,700,367
                                                                     -----------

                 COMMERCIAL INFORMATION SERVICES 1.4%
       140,625   LECG Corp.*                                           3,234,375
        73,175   Morningstar, Inc.*                                    2,341,600
                                                                     -----------
                                                                       5,575,975
                                                                     -----------

                 COMMERCIAL SERVICES AND SUPPLIES 6.6%
        76,805   Advisory Board Co. (The)*                             3,996,932
       227,805   AMN Healthcare Services, Inc.*                        3,524,143
        94,230   Corporate Executive Board Co.                         7,348,055
       124,305   CoStar Group, Inc.*                                   5,807,530
       107,300   Navigant Consulting, Inc.*                            2,055,868
        16,500   Resources Connection, Inc.*                             488,895
       278,475   SM&A*                                                 2,453,365
                                                                     -----------
                                                                      25,674,788
                                                                     -----------

                 COMMUNICATIONS AND MEDIA 0.2%
        42,155   JAMDAT Mobile, Inc.*                                    885,255
                                                                     -----------

                 COMMUNICATIONS TECHNOLOGY 1.2%
        76,050   Arbinet-thexchange, Inc.*                               547,560
       101,040   j2 Global Communications, Inc.*                       4,084,037
                                                                     -----------
                                                                       4,631,597
                                                                     -----------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 18.9%
       187,950   Affiliated Computer Services, Inc.,
                 Class A*                                             10,262,070
       407,075   Akamai Technologies, Inc.*                            6,492,846
        60,450   CACI International, Inc., Class A*                    3,663,270
       165,385   Cognizant Technology Solutions Corp.,
                 Class A*                                              7,705,287
       200,379   EPIQ Systems, Inc.*                                   4,372,270
       110,225   Kanbay International, Inc.*                           2,072,230
       855,971   Kintera, Inc.*                                        2,610,711
       560,690   Lionbridge Technologies, Inc.*                        3,784,658
        60,590   NAVTEQ Corp.*                                         3,026,470
        66,000   NeuStar, Inc., Class A*                               2,111,340
        96,125   Open Solutions, Inc.*                                 2,097,448
       218,985   Opnet Technologies, Inc.*                             1,843,854
        86,205   PDF Solutions, Inc.*                                  1,431,003
        90,475   QLogic Corp.*                                         3,094,245
        22,430   SI International, Inc.*                                 694,657
       330,498   SRA International, Inc., Class A*                    11,726,069
        79,505   Unica Corp.*                                            872,965
       111,675   Websense, Inc.*                                       5,718,877
                                                                     -----------
                                                                      73,580,270
                                                                     -----------

                 DIVERSIFIED FINANCIAL SERVICES 0.2%
        23,000   AWD Holding AG                                      $   882,608
                                                                     -----------

                 DRUGS AND PHARMACEUTICALS 2.2%
       125,610   ISTA Pharmaceuticals, Inc.*                             834,050
        72,090   NeoPharm, Inc.*                                         893,916
       165,950   Salix Pharmaceuticals Ltd.*                           3,526,438
       129,440   Taro Pharmaceuticals Industries Ltd.*                 3,330,491
                                                                     -----------
                                                                       8,584,895
                                                                     -----------

                 EDUCATION SERVICES 3.7%
       425,275   Corinthian Colleges, Inc.*                            5,643,399
        68,150   Laureate Education, Inc.*                             3,337,306
        36,550   Strayer Education, Inc.                               3,454,706
        59,175   Universal Technical Institute, Inc.*                  2,107,222
                                                                     -----------
                                                                      14,542,633
                                                                     -----------

                 ELECTRICAL AND ELECTRONICS 0.9%
       159,823   Power Integrations, Inc.*                             3,476,150
                                                                     -----------

                 ELECTRONICS--MEDICAL SYSTEMS 1.0%
       120,300   EPIX Pharmaceuticals, Inc.*                             926,310
        42,425   Intuitive Surgical, Inc.*                             3,109,328
                                                                     -----------
                                                                       4,035,638
                                                                     -----------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 14.7%
        60,027   Integrated Device Technology, Inc.*                     644,690
        60,800   International Rectifier Corp.*                        2,740,864
        23,550   Marvell Technology Group Ltd.*                        1,085,890
       462,275   Micrel, Inc.*                                         5,191,348
       385,630   Microchip Technology, Inc.                           11,615,176
       475,475   National Semiconductor Corp.                         12,504,992
       630,135   O2Micro International Ltd.*                           9,918,325
        94,020   SigmaTel, Inc.*                                       1,902,965
       206,945   Silicon Laboratories, Inc.*                           6,289,059
        70,450   Sirenza Microdevices, Inc.*                             228,962
        64,928   SiRF Technology Holdings, Inc.*                       1,956,281
       112,050   Tessera Technologies, Inc.*                           3,351,416
                                                                     -----------
                                                                      57,429,968
                                                                     -----------

                 ENTERTAINMENT 1.7%
       313,080   Marvel Entertainment, Inc.*                           5,594,740
        68,660   Outdoor Channel Holdings, Inc.*                       1,013,421
                                                                     -----------
                                                                       6,608,161
                                                                     -----------

                 FINANCE-- SMALL LOAN 1.9%
       302,040   AmeriCredit Corp.*                                    7,209,695
                                                                     -----------

                 FINANCIAL INFORMATION SERVICES 0.5%
        59,750   FactSet Research Systems, Inc.                        2,105,590
                                                                     -----------

                 FINANCIAL--MISCELLANEOUS 1.4%
         3,890   Chicago Mercantile Exchange
                 Holdings, Inc.                                        1,312,097
       157,964   First Cash Financial Services, Inc.*                  4,157,612
                                                                     -----------
                                                                       5,469,709
                                                                     -----------

                 HEALTH CARE EQUIPMENT AND SUPPLIES 0.6%
        92,025   Biacore International AB                              2,467,349
                                                                     -----------

                 HEALTH CARE FACILITIES 5.0%
       187,291   American Healthways, Inc.*                            7,941,139
       296,776   United Surgical Partners
                 International, Inc.*                                 11,606,909
                                                                     -----------
                                                                      19,548,048
                                                                     -----------

SHARES                                                                  VALUE
------                                                              ------------
                 HEALTH CARE MANAGEMENT SERVICES 5.2%
       145,425   AMERIGROUP Corp.*                                  $  2,780,526
       427,629   AmSurg Corp.* +++                                    11,699,929
        48,525   Pediatrix Medical Group, Inc.*                        3,727,691
        51,225   WellCare Health Plans, Inc.*                          1,897,886
                                                                    ------------
                                                                      20,106,032
                                                                    ------------

                 HEALTH CARE PROVIDERS AND SERVICES 1.2%
        93,075   Icon plc ADR*                                         4,653,750
                                                                    ------------

                 HEALTH CARE SERVICES 1.3%
        82,900   Express Scripts, Inc.*                                5,156,380
                                                                    ------------

                 HOME BUILDING 1.0%
        21,875   M.D.C. Holdings, Inc.                                 1,725,719
         2,510   NVR, Inc.*                                            2,221,224
                                                                    ------------
                                                                       3,946,943
                                                                    ------------

                 INSURANCE 0.6%
       100,150   Hub International Ltd.                                2,271,402
                                                                    ------------

                 INTERNET AND CATALOG RETAIL 1.5%
       225,925   Submarino S.A. GDR* ***                               5,818,064
                                                                    ------------

                 INVESTMENT MANAGEMENT COMPANIES 0.5%
        83,501   Calamos Asset Management, Inc., Class A               2,060,805
                                                                    ------------

                 LEISURE TIME 0.5%
        54,050   Life Time Fitness, Inc.*                              1,791,217
                                                                    ------------

                 MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 5.4%
        78,865   Abaxis, Inc.*                                         1,029,188
        16,350   Biosite, Inc.*                                        1,011,411
       176,625   Kinetic Concepts, Inc.*                              10,032,300
        55,436   NuVasive, Inc.*                                       1,038,871
       119,075   Stereotaxis, Inc.*                                      882,346
        25,150   SurModics, Inc.*                                        973,053
        40,475   Techne Corp.*                                         2,306,266
       154,675   Wright Medical Group, Inc.*                           3,817,379
                                                                    ------------
                                                                      21,090,814
                                                                    ------------

                 MISCELLANEOUS MATERIALS AND COMMODITIES 0.5%
        70,775   Symyx Technologies, Inc.*                             1,848,643
                                                                    ------------

                 PHARMACEUTICALS 0.3%
       102,245   Sigma Co. Ltd.                                          958,779
                                                                    ------------

                 PRODUCTION TECHNOLOGY
                 EQUIPMENT 0.6%
       164,875   Rudolph Technologies, Inc.*                           2,220,866
                                                                    ------------

                 RETAIL 6.0%
        71,625   Blue Nile, Inc.*                                      2,266,215
       158,525   Cost Plus, Inc.*                                      2,877,229
       202,549   Dollar Tree Stores, Inc.*                             4,385,186
        68,125   Guitar Center, Inc.*                                  3,761,181
        43,568   Hibbett Sporting Goods, Inc.*                           969,377
        77,115   Michaels Stores, Inc.                                 2,549,422
       234,440   O'Reilly Automotive, Inc.*                            6,606,519
                                                                    ------------
                                                                      23,415,129
                                                                    ------------

                 SAVINGS AND LOANS 1.7%
       262,225   Commercial Capital Bancorp, Inc.                      4,457,825
       208,409   W Holding Co., Inc.                                   1,992,390
                                                                    ------------
                                                                       6,450,215
                                                                    ------------

                 SOFTWARE 0.2%
       308,375   Hexaware Tech. Ltd.                                     725,237
                                                                    ------------

                 TRUCKERS 1.0%
                 Knight Transportation,
       165,900   Inc.                                               $  4,041,324
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (COST $319,504,793)                                 376,710,270
                                                                    ------------

                 PREFERRED STOCKS 1.9%

                 COMMUNICATIONS TECHNOLOGY 0.0%
        91,388   Xtera Communications, Inc., Series A-1 Pfd.
                 * *** +                                                  99,065
                                                                    ------------

                 CONSUMER PRODUCTS 0.2%
       201,613   Ophthonix, Inc., Series C Pfd.* *** +                   500,000
                                                                    ------------

                 DRUGS AND PHARMACEUTICALS 0.3%
     2,830,188   Point Biomedical Corp., Series F Pfd.* *** +          1,200,000
                                                                    ------------

                 ELECTRONICS--MEDICAL SYSTEMS 0.7%
       206,044   NXStage Medical, Inc., Series F Pfd.* *** +           1,767,858
     1,080,146   Zonare Medical Systems, Inc., Series E Pfd.
                 * *** +                                                 999,999
                                                                    ------------
                                                                       2,767,857
                                                                    ------------

                 HEALTH CARE MANAGEMENT SERVICES 0.2%
       516,161   Elder Health, Inc., Series G Pfd.* *** +                571,428
       108,917   TargetRX, Inc., Series D Pfd.* *** +                    230,904
                                                                    ------------
                                                                         802,332
                                                                    ------------

                 MEDICAL AND DENTAL INSTRUMENTS AND
                 SUPPLIES 0.3%
       243,902   TherOx, Inc., Series I Pfd.* *** +                      999,998
                                                                    ------------

                 MEDICAL SERVICES 0.2%
                 GeneOhm Sciences, Inc.,
       722,932   Series C Pfd.* *** +                                    831,372
                                                                    ------------
                 TOTAL PREFERRED STOCKS
                 (COST $7,232,767)                                     7,200,624
                                                                    ------------

                 LIMITED PARTNERSHIP INTEREST 0.1%

                 OTHER 0.1%
                 Montagu Newhall Global Partners II-B,
                 L.P.* *** +                                             545,223
                                                                    ------------
                 TOTAL LIMITED PARTNERSHIP
                 INTEREST (COST $649,292)                                545,223
                                                                    ------------

                                                              September 30, 2005

SHARES                                                                     VALUE
------                                                                     -----
                 WARRANTS 0.0%

                 DRUGS AND PHARMACEUTICALS 0.0%
       849,056   Point Biomedical Corp. expiring
                 2/16/12* *** +                                              $--
                                                                             ---

                 ELECTRONICS--MEDICAL SYSTEMS 0.0%
       162,021   Zonare Medical Systems, Inc. expiring 6/30/11* *** +         --
                                                                             ---

                 MEDICAL SERVICES 0.0%
       108,439   GeneOhm Sciences, Inc.
                 expiring 4/20/10* *** +                                      --
                                                                             ---
                 TOTAL WARRANTS (COST $0)                                     --
                                                                             ---

PRINCIPAL
AMOUNT                                                                  VALUE
---------                                                           ------------
                 SHORT-TERM INVESTMENTS 1.6%

                 REPURCHASE AGREEMENT 1.6%
    $6,375,000   Repurchase Agreement dated 9/30/05, 2.85% due
                 10/3/05 with State Street Bank and Trust Co.
                 collateralized by $4,710,000 of United States
                 Treasury Bonds 8.125% due 8/15/19; value:
                 $6,502,744; repurchase proceeds: $6,376,514+++
                 (cost $6,375,000)                                  $  6,375,000
                                                                    ------------

                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $6,375,000)                                     6,375,000
                                                                    ------------

                 TOTAL INVESTMENTS (COST $333,761,852) 100.2%        390,831,117
                 LIABILITIES LESS OTHER ASSETS (0.2)%                   (936,787)
                                                                    ------------
                 NET ASSETS 100.0%                                  $389,894,330
                                                                    ============


SHARES                                                                   VALUE
------                                                                ----------
                 SECURITIES SOLD SHORT

        32,950   Headwaters, Inc. (proceeds $1,080,437)               $1,232,330
                                                                      ----------

*    Non-income producing.

*** Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

+++ All or a portion of this security has been designated as collateral for open short positions or purchase commitments.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See notes to financial statements.

U.S. TREASURY FUND -- SCHEDULE OF INVESTMENTS                 SEPTEMBER 30, 2005

PRINCIPAL
  AMOUNT                                                               VALUE
---------                                                           -----------
                 U.S. GOVERNMENT OBLIGATIONS 99.6%
   $ 6,800,000   U.S. Treasury Bond, 5.50%, 8/15/28                 $ 7,640,439
     5,800,000   U.S. Treasury Bond, 6.125%, 11/15/27                 6,998,292
     4,300,000   U.S. Treasury Bond, 6.375%, 8/15/27                  5,328,642
     4,300,000   U.S. Treasury Bond, 6.625%, 2/15/27                  5,458,648
     5,650,000   U.S. Treasury Bond, 6.75%, 8/15/26                   7,241,492
     4,755,000   U.S. Treasury Bond, 6.875%, 8/15/25                  6,129,866
     4,930,000   U.S. Treasury Bond, 7.50%, 11/15/24                  6,714,428
    17,216,000   U.S. Treasury Strip, principal only, 11/15/21        8,129,860
     8,100,000   U.S. Treasury Strip, principal only, 8/15/25         3,206,085
    70,700,000   U.S. Treasury Strip, principal only, 11/15/27       25,414,246
                                                                    -----------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (COST $76,064,130)                                  82,261,998
                                                                    -----------

                 SHORT-TERM INVESTMENTS 1.9%

                 REPURCHASE AGREEMENT 1.9%
     1,593,000   Repurchase Agreement dated 9/30/05,
                 2.85% due 10/3/05 with State Street Bank
                 and Trust Co. collateralized by $1,180,000
                 of United States Treasury Bonds 8.125% due
                 8/15/19; value: $1,629,138; repurchase
                 proceeds: $1,593,378 (cost $1,593,000)               1,593,000
                                                                    -----------
                 TOTAL SHORT-TERM INVESTMENTS
                 (COST $1,593,000)                                    1,593,000
                                                                    -----------
                 TOTAL INVESTMENTS
                 (COST $77,657,130) 101.5%                           83,854,998

                 LIABILITIES LESS OTHER ASSETS (1.5)%                (1,256,436)
                                                                    -----------
                 NET ASSETS 100.0%                                  $82,598,562
                                                                    ===========

See notes to financial statements.

                      (This page intentionally left blank.)

WASATCH FUNDS -- STATEMENTS OF ASSETS AND LIABILITIES

                                                                              GLOBAL SCIENCE
                                                             CORE GROWTH       & TECHNOLOGY    HERITAGE GROWTH    INTERNATIONAL
                                                                 FUND              FUND              FUND          GROWTH FUND
                                                           ---------------   ---------------   ---------------   ---------------
ASSETS:
   Investments, at cost
      Unaffiliated issuers                                 $ 1,259,547,786   $    70,906,858   $   266,961,391   $   229,681,954
      Affiliated issuers*                                        7,585,002                --                --                --
      Repurchase agreements                                     74,776,000         8,393,000        19,245,000        24,428,000
                                                           ---------------   ---------------   ---------------   ---------------
                                                           $ 1,341,908,788   $    79,299,858   $   286,206,391   $   254,109,954
                                                           ===============   ===============   ===============   ===============
   Investments, at market value
      Unaffiliated issuers                                 $ 1,633,905,228   $    82,073,135   $   286,917,947   $   316,911,917
      Affiliated issuers*                                        6,566,953                --                --                --
      Repurchase agreements                                     74,776,000         8,393,000        19,245,000        24,428,000
                                                           ---------------   ---------------   ---------------   ---------------
                                                             1,715,248,181        90,466,135       306,162,947       341,339,917

   Cash                                                                897           473,924               225               265
   Foreign currency on deposit (cost of $0, $0, $0,
      $189,828, $2,090,041, $0, $0, $0, $0, $0,
      and $0, respectively)                                             --                --                --           190,494
   Receivable for investment securities sold                       189,228         1,882,653         1,504,098         3,159,218
   Receivable from broker for securities sold short                     --                --                --                --
   Capital shares receivable                                       568,577           238,877           352,124         1,331,401
   Interest and dividends receivable                             1,787,589            10,674            84,893           219,139
   Receivable from affiliates**                                    113,441               962                42               309
   Prepaid expenses and other assets                                45,877            11,426            19,482            20,495
   Unrealized appreciation on foreign currency contracts                --               100                --                --
                                                           ---------------   ---------------   ---------------   ---------------
      Total Assets                                           1,717,953,790        93,084,751       308,123,811       346,261,238
                                                           ---------------   ---------------   ---------------   ---------------

LIABILITIES:
   Call options written, at value (premiums of $0,
      $0, $0, $0, $0, $0, $180,487, $0, $123,745,
      $0, and $0, respectively)                                         --                --                --                --
   Securities sold short, at value (proceeds of $0,
      $0, $0, $0, $0, $0, $0, $0, $326,420,
      $1,080,437, and $0, respectively)                                 --                --                --                --
   Bank overdraft                                                       --                --                --                --
   Bank overdraft of foreign currency (cost of $0,
      $347,187, $0, $0, $0, $0, $290,926, $0, $0,
      $0, and $0, respectively)                                         --           346,919                --                --
   Payable for securities purchased                              8,584,684         3,000,431         2,840,184         6,650,886
   Capital shares payable                                          925,215            40,647           176,586           152,715
   Accrued investment advisory fees                              1,411,014           109,933           147,744           408,596
   Accrued fund administration fees                                 67,257             3,248            11,435            12,550
   Accrued expenses and other liabilities                          544,880            66,675           119,354           165,390
   Accrued deferred foreign capital gains taxes                  1,730,317           163,248           158,410            71,800
   Unrealized depreciation on foreign currency contracts                --               657                --             7,140
                                                           ---------------   ---------------   ---------------   ---------------
      Total Liabilities                                         13,263,367         3,731,758         3,453,713         7,469,077
                                                           ---------------   ---------------   ---------------   ---------------
NET ASSETS                                                 $ 1,704,690,423   $    89,352,993   $   304,670,098   $   338,792,161
                                                           ===============   ===============   ===============   ===============

NET ASSETS CONSIST of:
   Capital stock                                           $       388,172   $        68,850   $       266,598   $       183,163
   Paid-in capital in excess of par                          1,211,802,843        76,637,527       276,139,130       252,277,245
   Undistributed net investment income (loss)                   14,126,218           (41,845)          383,500          (511,543)
   Undistributed net realized gain (loss) on
      investments and foreign currency translations            106,764,114         1,684,718         8,083,047          (303,641)
   Net unrealized appreciation on investments
      and foreign currency translations                        371,609,076        11,003,743        19,797,823        87,146,937
                                                           ---------------   ---------------   ---------------   ---------------
   Net Assets                                              $ 1,704,690,423   $    89,352,993   $   304,670,098   $   338,792,161
                                                           ===============   ===============   ===============   ===============

CAPITAL STOCK, $.01 PAR VALUE:
   Authorized                                               10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
   Issued and outstanding                                       38,817,161         6,885,046        26,659,799        18,316,296

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
   PRICE PER SHARE                                         $         43.92   $         12.98   $         11.43   $         18.50
                                                           ===============   ===============   ===============   ===============

*    See Note 8 for information on affiliated issuers.

**   See Note 7.

See notes to financial statements.

                                                              SEPTEMBER 30, 2005

 INTERNATIONAL         MICRO           MICRO CAP         SMALL CAP         SMALL CAP           ULTRA              U.S.
 OPPORTUNITIES          CAP              VALUE             GROWTH            VALUE             GROWTH           TREASURY
      FUND             FUND               FUND              FUND              FUND              FUND              FUND
---------------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------


$    24,063,843   $   401,522,150   $    66,782,586   $   936,454,596   $   555,949,593   $   327,386,852   $    76,064,130
             --        26,929,237                --        17,811,594         2,530,159                --                --
             --        16,557,000         3,703,000       102,311,000        18,224,000         6,375,000         1,593,000
---------------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$    24,063,843   $   445,008,387   $    70,485,586   $ 1,056,577,190   $   576,703,752   $   333,761,852   $    77,657,130
===============   ===============   ===============   ===============   ===============   ===============   ===============

$    27,417,884   $   524,664,216   $    82,530,666   $ 1,222,764,790   $   711,864,730   $   384,456,117   $    82,261,998
             --        34,134,686                --        40,660,599         2,943,315                --                --
             --        16,557,000         3,703,000       102,311,000        18,224,000         6,375,000         1,593,000
---------------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
     27,417,884       575,355,902        86,233,666     1,365,736,389       733,032,045       390,831,117        83,854,998

             --               387               584               693               680               348               807

      1,990,369                --                --                --                --                --                --
        150,215         7,801,993           758,726         3,193,035         6,828,606                --                --
             --                --         1,317,148                --           935,803         1,141,193                --
          1,550            23,567               200           801,716           195,222           120,475           382,573
         65,733           144,367            45,595           345,199         1,000,863            19,817           483,591
             --            43,671                --            36,988            37,975            21,246                --
          8,859            21,949            12,450            39,995            34,549            20,750            12,535
            249             1,147               165                --                --                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
     29,634,859       583,392,983        88,368,534     1,370,154,015       742,065,743       392,154,946        84,734,504
---------------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------




             --                --           458,440                --           110,000                --                --


             --                --                --                --           934,960         1,232,330                --
         25,087                --                --                --                --                --                --


             --                --           291,834                --                --                --                --
         97,098         2,855,517           386,118        10,300,447         4,466,478            67,095                --
          3,137           160,651            67,746           440,992           480,259           389,709         2,063,230
         26,780           955,439           132,927         1,120,479           908,356           401,454            24,200
          1,115            22,550             3,355            53,032            28,703            15,183             3,022
         41,649           154,960            57,551           377,137           244,761           154,845            45,490
             --                --            67,133                --            50,218                --                --
             --                --                --                --                --                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
        194,866         4,149,117         1,465,104        12,292,087         7,223,735         2,260,616         2,135,942
---------------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$    29,439,993   $   579,243,866   $    86,903,430   $ 1,357,861,928   $   734,842,008   $   389,894,330   $    82,598,562
===============   ===============   ===============   ===============   ===============   ===============   ===============


$       134,348   $       764,660   $       320,010   $       329,314   $     1,295,556   $       139,347   $        56,283
     26,749,506       352,805,985        63,389,161       899,182,670       485,336,509       288,952,529        80,134,180
       (321,540)               --           (12,815)         (446,570)        6,189,432          (375,543)        1,845,986

       (376,739)       95,319,281         7,803,094       149,637,839        86,337,231        44,260,661        (5,635,755)

      3,254,418       130,353,940        15,403,980       309,158,675       155,683,280        56,917,336         6,197,868
---------------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$    29,439,993   $   579,243,866   $    86,903,430   $ 1,357,861,928   $   734,842,008   $   389,894,330   $    82,598,562
===============   ===============   ===============   ===============   ===============   ===============   ===============


 10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
     13,434,786        76,466,004        32,001,015        32,931,435       129,555,567        13,934,666         5,628,337


$          2.19   $          7.58   $          2.72   $         41.23   $          5.67   $         27.98   $         14.68
===============   ===============   ===============   ===============   ===============   ===============   ===============

WASATCH FUNDS -- STATEMENTS OF OPERATIONS

                                                             CORE       GLOBAL SCIENCE     HERITAGE    INTERNATIONAL
                                                            GROWTH       & TECHNOLOGY       GROWTH         GROWTH
                                                             FUND            FUND            FUND           FUND
                                                         ------------   --------------   -----------   -------------
INVESTMENT INCOME:
   Interest                                              $  1,597,099     $    75,868    $   379,544    $   426,122
   Dividends(2)
      Unaffiliated issuers                                 38,592,657         238,479      2,206,777      2,863,035
      Affiliated issuers*                                   1,635,556              --             --             --
                                                         ------------     -----------    -----------    -----------
   Total investment income                                 41,825,312         314,347      2,586,321      3,289,157
                                                         ------------     -----------    -----------    -----------

EXPENSES:
   Investment advisory fees                                16,688,421       1,095,983      1,609,370      4,114,205
   Shareholder servicing fees                               1,839,022         157,101        355,200        420,339
   Fund administration fees                                   512,102          22,298         69,457         83,515
   Fund accounting fees                                       191,847          28,344         38,041         55,999
   Reports to shareholders                                    194,629          21,774         59,306         62,197
   Custody fees                                               420,872          60,256         54,930        217,619
   Federal and state registration fees                         49,036          18,676         48,343         44,015
   Legal fees                                                  61,165           3,514          7,784          9,862
   Directors' fees                                             39,066           1,745          4,412          5,720
   Audit fees                                                  20,147          20,147         20,320         20,147
   Other                                                       89,353          11,285         13,415         17,497
                                                         ------------     -----------    -----------    -----------
   Total expenses before reimbursement                     20,105,660       1,441,123      2,280,578      5,051,115
   Reimbursement of expenses by Advisor                            --         (16,553)       (96,433)            --
                                                         ------------     -----------    -----------    -----------
   Net Expenses                                            20,105,660       1,424,570      2,184,145      5,051,115
                                                         ------------     -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)                               21,719,652      (1,110,223)       402,176     (1,761,958)
                                                         ------------     -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments and foreign
      currency translations
      Unaffiliated issuers                                133,459,217       4,289,556      8,686,628       (521,314)
      Affiliated issuers*                                    (149,047)             --             --             --
   Net increase from payment by affiliates**                  113,441             962             42        130,700
   Net realized gain on options written                            --              --             --             --
   Net realized gain (loss) on short positions                     --          (9,462)            --             --
   Net realized gain on the disposal of investments in
      violation of an investment restriction**                     --              --             --             --
   Realized foreign capital gains taxes                            --         (65,150)            --             --
   Change in unrealized appreciation (depreciation) on
      investments and foreign currency translations       119,687,309      15,011,851     19,279,719     63,405,607
   Deferred foreign capital gains taxes                    (1,730,317)       (163,248)      (158,410)       (84,236)
                                                         ------------     -----------    -----------    -----------
   Net gain on investments                                251,380,603      19,064,509     27,807,979     62,930,757
                                                         ------------     -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $273,100,255     $17,954,286    $28,210,155    $61,168,799
                                                         ============     ===========    ===========    ===========

(1)  Fund inception date was January 27, 2005.

(2)  Net of $69,037, $16,958, $29,073, $303,752, $32,757, $150,934, $18,376,
     $106,707, $56,506, $24,878 and $0 in foreign withholding taxes, respectively.

*    See Note 8 for information on affiliated issuers.

**   See Note 7.

See notes to financial statements.

                                 FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30, 2005

INTERNATIONAL       MICRO       MICRO CAP      SMALL CAP      SMALL CAP       ULTRA         U.S.
OPPORTUNITIES        CAP          VALUE         GROWTH          VALUE         GROWTH      TREASURY
    FUND(1)         FUND           FUND          FUND           FUND           FUND         FUND
-------------   ------------   -----------   ------------   ------------   -----------   ----------

  $   41,079    $    361,840   $    84,874   $  1,324,451   $    366,630   $   178,108   $2,790,340

     327,331       2,949,900       638,765      5,985,773     19,439,586       590,994           --
          --              --            --             --         60,721            --           --
  ----------    ------------   -----------   ------------   ------------   -----------   ----------
     368,410       3,311,740       723,639      7,310,224     19,866,937       769,102    2,790,340
  ----------    ------------   -----------   ------------   ------------   -----------   ----------


     360,673      11,010,497     1,732,858     13,002,845     11,220,546     5,030,633      292,987
      59,321         517,916       145,281      1,381,958        941,267       563,267      116,705
       5,339         168,791        26,716        398,900        230,468       124,190       17,632
      23,684          78,729        29,011        154,687         95,535        58,828        9,759
      15,693          47,082        15,906        211,668        117,084        87,114       11,042
      22,879          84,178        35,887         50,639         98,296        52,246        1,457
      23,259          21,096        16,362         30,880         28,927        20,192       28,309
      23,169          19,567         5,900         53,906         31,130        20,782        2,037
         466          13,103         2,124         30,831         18,366        10,433        1,215
      17,781          20,147        20,147         20,148         20,647        20,147       19,759
       5,074          38,133        12,021         63,637         50,327        29,063        3,657
  ----------    ------------   -----------   ------------   ------------   -----------   ----------
     557,338      12,019,239     2,042,213     15,400,099     12,852,593     6,016,895      504,559
    (151,581)             --       (93,246)            --             --            --      (65,078)
  ----------    ------------   -----------   ------------   ------------   -----------   ----------
     405,757      12,019,239     1,948,967     15,400,099     12,852,593     6,016,895      439,481
  ----------    ------------   -----------   ------------   ------------   -----------   ----------
     (37,347)     (8,707,499)   (1,225,328)    (8,089,875)     7,014,344    (5,247,793)   2,350,859
  ----------    ------------   -----------   ------------   ------------   -----------   ----------




    (687,169)    115,410,812     9,789,839    178,313,267     98,995,569    59,076,338    1,294,598
          --      (4,403,012)       49,527        698,431     (3,111,747)           --           --
          --          43,671         3,016         36,988         37,975        21,246           --
          --              --       150,365             --             --            --           --
          --              --       (82,718)            --        (45,511)      765,582           --

          --              --            --         33,787             --            --           --
          --              --            --             --             --            --           --
   3,254,418      25,581,379     6,636,110     64,800,488     28,308,868    23,127,484    1,491,811
          --              --       (67,133)            --        (50,218)           --           --
  ----------    ------------   -----------   ------------   ------------   -----------   ----------
   2,567,249     136,632,850    16,479,006    243,882,961    124,134,936    82,990,650    2,786,409
  ----------    ------------   -----------   ------------   ------------   -----------   ----------
  $2,529,902    $127,925,351   $15,253,678   $235,793,086   $131,149,280   $77,742,857   $5,137,268
  ==========    ============   ===========   ============   ============   ===========   ==========

WASATCH FUNDS -- STATEMENTS OF CHANGES IN NET ASSETS

                                                                     CORE GROWTH             GLOBAL SCIENCE & TECHNOLOGY
                                                                        FUND                            FUND
                                                           -------------------------------   ---------------------------
YEAR OR PERIOD ENDED SEPTEMBER 30                               2005             2004            2005           2004
---------------------------------                          --------------   --------------   ------------   ------------
OPERATIONS:
   Net investment income (loss)                            $   21,719,652   $    4,998,432   $ (1,110,223)  $ (1,253,238)
   Net realized gain (loss) on investments and foreign
      currency translations                                   133,310,170      111,394,756      4,224,406        263,985
   Net increase from payment by affiliates*                       113,441               --            962             --
   Net realized loss on short positions                                --               --         (9,462)       (96,963)
   Change in unrealized appreciation (depreciation) on
      investments and foreign currency translations           117,956,992       78,422,948     14,848,603     (6,818,973)
                                                           --------------   --------------   ------------   ------------
   Net increase (decrease) in net assets resulting
      from operations                                         273,100,255      194,816,136     17,954,286     (7,905,189)

DIVIDENDS PAID FROM:
   Net investment income                                       (8,590,232)        (849,650)            --             --
   Net realized gains                                         (51,489,127)              --             --             --
                                                           --------------   --------------   ------------   ------------
                                                              (60,079,359)        (849,650)            --             --
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                218,428,841      214,099,994     29,530,068     52,986,102
   Shares issued to holders in reinvestment of dividends       57,346,243          794,356             --             --
   Shares redeemed                                           (281,086,709)    (230,240,862)   (27,441,436)   (27,341,053)
   Redemption fees                                                 12,284            7,481          8,785         44,362
                                                           --------------   --------------   ------------   ------------
   Net increase (decrease)                                     (5,299,341)     (15,339,031)     2,097,417     25,689,411
                                                           --------------   --------------   ------------   ------------
TOTAL INCREASE IN NET ASSETS                                  207,721,555      178,627,455     20,051,703     17,784,222

NET ASSETS:
   Beginning of period                                      1,496,968,868    1,318,341,413     69,301,290     51,517,068
                                                           --------------   --------------   ------------   ------------
   End of period                                           $1,704,690,423   $1,496,968,868   $ 89,352,993   $ 69,301,290
                                                           ==============   ==============   ============   ============
   Undistributed net investment income (loss) included
      in net assets at end of period                       $   14,126,218   $    2,732,242   $    (41,845)  $     (1,649)
                                                           ==============   ==============   ============   ============
CAPITAL SHARE TRANSACTIONS--SHARES:
   Shares sold                                                  5,156,215        5,660,062      2,491,304      4,456,739
   Shares issued to holders in reinvestment of dividends        1,434,966           21,847             --             --
   Shares redeemed                                             (6,661,983)      (6,102,481)    (2,433,544)    (2,430,466)
                                                           --------------   --------------   ------------   ------------
   Net increase (decrease) in shares outstanding                  (70,802)        (420,572)        57,760      2,026,273
                                                           ==============   ==============   ============   ============

(1)  Fund inception date was June 18, 2004.

(2)  Fund inception date was January 27, 2005.

*    See Note 7.

See notes to financial statements.

                                                              SEPTEMBER 30, 2005

                                                            INTERNATIONAL
                                                            OPPORTUNITIES
   HERITAGE GROWTH FUND        INTERNATIONAL GROWTH FUND         FUND
---------------------------   ---------------------------   -------------
    2005           2004(1)         2005          2004           2005(2)
------------   ------------   ------------   ------------   -------------

$    402,176   $     (1,836)  $ (1,761,958)  $ (1,461,714)   $   (37,347)

   8,686,628        (70,009)      (521,314)     1,885,610       (687,169)
          42             --        130,700             --             --
          --             --             --             --             --

  19,121,309        676,514     63,321,371     16,476,265      3,254,418
------------   ------------   ------------   ------------    -----------

  28,210,155        604,669     61,168,799     16,900,161      2,529,902


          --             --             --             --             --
     (45,181)            --       (411,692)            --             --
------------   ------------   ------------   ------------    -----------
     (45,181)            --       (411,692)            --             --

 189,734,440    130,882,450    129,835,485    161,710,415     27,983,805
      43,091             --        396,621             --             --
 (41,428,689)    (3,387,411)   (49,214,202)   (26,165,271)    (1,073,830)
      20,737         35,837         27,200         62,776            116
------------   ------------   ------------   ------------    -----------
 148,369,579    127,530,876     81,045,104    135,607,920     26,910,091
------------   ------------   ------------   ------------    -----------
 176,534,553    128,135,545    141,802,211    152,508,081     29,439,993


 128,135,545             --    196,989,950     44,481,869             --
------------   ------------   ------------   ------------    -----------
$304,670,098   $128,135,545   $338,792,161   $196,989,950    $29,439,993
============   ============   ============   ============    ===========

$    383,500   $     41,723   $   (511,543)  $     (1,006)   $  (321,540)
============   ============   ============   ============    ===========

  17,432,879     13,356,843      7,851,927     11,557,271     13,973,158
       3,932             --         26,871             --             --
  (3,775,893)      (357,962)    (2,956,166)    (1,850,592)      (538,372)
------------   ------------   ------------   ------------    -----------
  13,660,918     12,998,881      4,922,632      9,706,679     13,434,786
============   ============   ============   ============    ===========

                                                                              MICRO CAP                  MICRO CAP VALUE
                                                                                 FUND                         FUND
                                                                     ---------------------------   --------------------------
YEAR ENDED SEPTEMBER 30                                                  2005           2004           2005           2004
-----------------------                                              ------------   ------------   ------------   -----------
OPERATIONS:
   Net investment income (loss)                                      $ (8,707,499)  $(10,804,110)  $ (1,225,328)  $(1,496,670)
   Net realized gain on investments and foreign
      currency translations                                           111,007,800     93,321,055      9,839,366    11,829,205
   Net increase from payment by affiliates*                                43,671             --          3,016            --
   Net realized gain on options written                                        --             --        150,365            --
   Net realized gain (loss) on short positions                                 --             --        (82,718)       33,575
   Net realized gain on the disposal of investments in
      violation of an investment restriction*                                  --             --             --            --
   Change in unrealized appreciation (depreciation) on
      investments and foreign currency translations                    25,581,379    (30,072,492)     6,568,977     5,615,814
                                                                     ------------   ------------   ------------   -----------
   Net increase (decrease) in net assets resulting from operations    127,925,351     52,444,453     15,253,678    15,981,924

DIVIDENDS PAID FROM:
   Net realized gains                                                 (77,564,156)   (43,612,165)    (9,882,992)      (59,072)
                                                                     ------------   ------------   ------------   -----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                         12,639,078     21,906,796      2,473,175     3,673,219
   Shares issued to holders in reinvestment of dividends               73,644,336     41,226,753      9,621,240        57,934
   Shares redeemed                                                    (75,691,802)   (70,859,439)   (15,397,013)   (5,524,778)
   Redemption fees                                                            333          5,180             40            97
                                                                     ------------   ------------   ------------   -----------
   Net increase (decrease)                                             10,591,945     (7,720,710)    (3,302,558)   (1,793,528)
                                                                     ------------   ------------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                60,953,140      1,111,578      2,068,128    14,129,324

NET ASSETS:
   Beginning of period                                                518,290,726    517,179,148     84,835,302    70,705,978
                                                                     ------------   ------------   ------------   -----------
   End of period                                                     $579,243,866   $518,290,726   $ 86,903,430   $84,835,302
                                                                     ============   ============   ============   ===========
   Undistributed net investment income (loss) included in
      net assets at end of period                                    $         --   $         --   $    (12,815)  $   (17,356)
                                                                     ============   ============   ============   ===========

CAPITAL SHARE TRANSACTIONS--SHARES:
   Shares sold                                                          1,848,406      3,065,146        998,439     1,412,827
   Shares issued to holders in reinvestment of dividends               12,243,690      6,190,303      4,257,186        24,548
   Shares redeemed                                                    (11,136,267)    (9,869,981)    (6,264,493)   (2,193,156)
                                                                     ------------   ------------   ------------   -----------
   Net increase (decrease) in shares outstanding                        2,955,829       (614,532)    (1,008,868)     (755,781)
                                                                     ============   ============   ============   ===========

*    See Note 7.

See notes to financial statements.

                                                              SEPTEMBER 30, 2005

     SMALL CAP GROWTH FUND             SMALL CAP VALUE FUND             ULTRA GROWTH FUND
-------------------------------   -----------------------------   -----------------------------
     2005             2004             2005            2004            2005            2004
--------------   --------------   -------------   -------------   -------------   -------------

$   (8,089,875)  $  (11,238,907)  $   7,014,344   $  (1,954,232)  $  (5,247,793)  $  (7,484,979)
   179,011,698       29,266,940      95,883,822     111,770,036      59,076,338      29,431,438
        36,988               --          37,975              --          21,246              --
            --               --              --              --              --              --
            --               --         (45,511)       (526,153)        765,582              --
        33,787               --              --              --              --              --
    64,800,488       75,182,347      28,258,650      19,235,185      23,127,484     (36,744,684)
--------------   --------------   -------------   -------------   -------------   -------------
   235,793,086       93,210,380     131,149,280     128,524,836      77,742,857     (14,798,225)

   (26,587,298)      (5,914,707)   (103,737,575)       (221,337)    (16,837,407)     (5,447,072)
--------------   --------------   -------------   -------------   -------------   -------------

   204,118,853      189,892,968      45,035,086      77,278,907      31,883,939      58,791,862
    25,598,301        5,653,646      99,650,145         210,971      16,008,572       5,113,842
  (272,771,150)    (225,544,787)   (171,523,403)   (122,799,314)   (145,918,730)   (155,598,165)
         7,864            6,856           2,221          11,336           2,387          11,164
--------------   --------------   -------------   -------------   -------------   -------------
   (43,046,132)     (29,991,317)    (26,835,951)    (45,298,100)    (98,023,832)    (91,681,297)
--------------   --------------   -------------   -------------   -------------   -------------
   166,159,656       57,304,356         575,754      83,005,399     (37,118,382)   (111,926,594)

 1,191,702,272    1,134,397,916     734,266,254     651,260,855     427,012,712     538,939,306
--------------   --------------   -------------   -------------   -------------   -------------
$1,357,861,928   $1,191,702,272   $ 734,842,008   $ 734,266,254   $ 389,894,330   $ 427,012,712
==============   ==============   =============   =============   =============   =============

$     (446,570)  $           --   $   6,189,432   $          --   $    (375,543)  $          --
==============   ==============   =============   =============   =============   =============

     5,171,559        5,360,289       8,444,021      14,270,988       1,226,242       2,140,610
       758,389          166,382      20,978,978          40,494         667,812         191,012
    (7,107,315)      (6,393,772)    (32,494,623)    (22,776,164)     (5,697,076)     (5,786,241)
--------------   --------------   -------------   -------------   -------------   -------------
    (1,177,367)        (867,101)     (3,071,624)     (8,464,682)     (3,803,022)     (3,454,619)
==============   ==============   =============   =============   =============   =============

WASATCH FUNDS -- STATEMENTS OF CHANGES IN NET ASSETS          SEPTEMBER 30, 2005
(CONTINUED)


                                                                 U.S. TREASURY FUND
                                                            ---------------------------
YEAR ENDED SEPTEMBER 30                                         2005           2004
-----------------------                                     ------------   ------------
OPERATIONS:                                                 $  2,350,859   $  2,277,215
   Net investment income Net realized gain on investments      1,294,598        217,681
   Change in unrealized appreciation (depreciation) on
      investments                                              1,491,811       (467,496)
                                                            ------------   ------------
   Net increase in net assets resulting from operations        5,137,268      2,027,400

DIVIDENDS PAID FROM:
   Net investment income                                      (2,078,313)    (3,207,497)
   Net realized gains                                                 --             --
                                                            ------------   ------------
                                                              (2,078,313)    (3,207,497)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                51,490,595     13,425,517
   Shares issued to holders in reinvestment of dividends       2,022,708      3,120,826
   Shares redeemed                                           (19,099,451)   (37,444,987)
   Redemption fees                                                37,721         32,955
                                                            ------------   ------------
   Net increase (decrease)                                    34,451,573    (20,865,689)
                                                            ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       37,510,528    (22,045,786)

NET ASSETS:
   Beginning of period                                        45,088,034     67,133,820
                                                            ------------   ------------
   End of period                                            $ 82,598,562   $ 45,088,034
                                                            ============   ============
   Undistributed net investment income included in net
      assets at end of period                               $  1,845,986   $  1,573,440
                                                            ============   ============
CAPITAL SHARE TRANSACTIONS -- SHARES:
   Shares sold                                                 3,532,880      1,013,525
   Shares issued to holders in reinvestment of dividends         150,611        239,879
   Shares redeemed                                            (1,329,647)    (2,884,852)
                                                            ------------   ------------
   Net increase (decrease) in shares outstanding               2,353,844     (1,631,448)
                                                            ============   ============

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS                         SEPTEMBER 30, 2005

                                                                         YEAR ENDED SEPTEMBER 30
CORE GROWTH FUND                                   -------------------------------------------------------------------
(for a share outstanding throughout each period)      2005           2004           2003           2002         2001
------------------------------------------------   ----------     ----------     ----------     ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD               $    38.49     $    33.54     $    25.46     $    31.57    $  28.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.56           0.13          (0.01)         (0.01)      (0.15)
Net realized and unrealized gains (losses)
   on investments                                        6.41           4.84           8.09          (3.97)       5.95
Net increase from payment by affiliate                     --(1)          --             --             --          --
                                                   ----------     ----------     ----------     ----------    --------
TOTAL FROM INVESTMENT OPERATIONS                         6.97           4.97           8.08          (3.98)       5.80

REDEMPTION FEES (SEE NOTE 2)                               --(1)          --(1)          --(1)        0.01        0.01

LESS DISTRIBUTIONS:
   Dividends from net investment income                 (0.22)         (0.02)            --             --          --
   Distributions from net realized gains                (1.32)            --             --          (2.14)      (2.32)
                                                   ----------     ----------     ----------     ----------    --------
TOTAL DISTRIBUTIONS                                     (1.54)         (0.02)            --          (2.14)      (2.32)
                                                   ----------     ----------     ----------     ----------    --------
NET ASSET VALUE, END OF PERIOD                     $    43.92     $    38.49     $    33.54     $    25.46    $  31.57
                                                   ==========     ==========     ==========     ==========    ========
TOTAL RETURN(5)                                         18.58%         14.80%         31.68%        (13.73)%     22.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)           $1,704,690     $1,496,969     $1,318,341     $1,062,944    $992,935
Ratio of expenses to average net assets                  1.20%          1.21%          1.25%          1.29%       1.32%
Ratio of net investment income (loss) to
   average net assets                                    1.30%          0.34%         (0.02)%        (0.02)%     (0.66)%
Portfolio turnover rate                                    42%            47%            47%            76%         51%

                                                             YEAR OR PERIOD ENDED SEPTEMBER 30
GLOBAL SCIENCE & TECHNOLOGY FUND                   ----------------------------------------------------
(for a share outstanding throughout each period)     2005        2004       2003       2002     2001(2)
------------------------------------------------   -------     -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.15     $ 10.73    $  6.38    $  8.02    $ 10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                  (0.16)      (0.18)     (0.13)     (0.15)     (0.07)
Net realized and unrealized gains (losses)
   on investments                                     2.99       (0.41)      4.47      (1.34)     (1.93)
Net increase from payment by affiliate                  --(1)       --         --         --         --
                                                   -------     -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                      2.83       (0.59)      4.34      (1.49)     (2.00)

REDEMPTION FEES (SEE NOTE 2)                            --(1)     0.01       0.01       0.03       0.02

LESS DISTRIBUTIONS:
   Distributions from net realized gains                --          --         --      (0.18)        --
                                                   -------     -------    -------    -------    -------
TOTAL DISTRIBUTIONS                                     --          --         --      (0.18)        --
                                                   -------     -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                     $ 12.98     $ 10.15    $ 10.73    $  6.38    $  8.02
                                                   =======     =======    =======    =======    =======
TOTAL RETURN(3 6)                                    27.88%      (5.49)%    68.34%    (18.83)%   (19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)           $89,353     $69,301    $51,517    $20,811    $10,648
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(4)               1.95%       1.95%      1.95%      1.95%      1.95%
   Before waivers and reimbursements(4)               1.97%       1.97%      2.13%      2.42%      3.58%
Ratio of net investment loss to average net
   assets:
   Net of waivers and reimbursements(4)              (1.52)%     (1.66)%    (1.87)%    (1.90)%    (1.50)%
   Before waivers and reimbursements(4)              (1.54)%     (1.68)%    (2.05)%    (2.37)%    (3.13)%
Portfolio turnover rate(3)                              80%         55%        88%        95%        94%

(1)  Represents amounts less than $.005 per share.

(2)  Fund inception date was December 19, 2000.

(3)  Not annualized for periods less than one year.

(4)  Annualized.

(5) In 2005, 0.03% of the Fund's total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds' cross-trading policies. Excluding this item, the total return would have been 18.55%.

(6) In 2005, the Fund's total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds' cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS

                                                            YEAR OR PERIOD ENDED SEPTEMBER 30
HERITAGE GROWTH FUND                                        ---------------------------------
(for a share outstanding throughout each period)                    2005        2004(1)
------------------------------------------------                  ---------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                              $   9.86     $  10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.02           --(2)
Net realized and unrealized gains (losses) on investments             1.55        (0.14)
Net increase from payment by affiliate                                  --(2)        --
                                                                  --------     --------
TOTAL FROM INVESTMENT OPERATIONS                                      1.57        (0.14)

REDEMPTION FEES (see Note 2)                                            --(2)        --(2)

LESS DISTRIBUTIONS:
   Distributions from net realized gains                                --(2)        --
                                                                  --------     --------
TOTAL DISTRIBUTIONS                                                     --(2)        --
                                                                  --------     --------
NET ASSET VALUE, END OF PERIOD                                    $  11.43     $   9.86
                                                                  ========     ========

TOTAL RETURN (3 6)                                                   15.95%       (1.40)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                          $304,670     $128,136
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(4)                               0.95%        0.95%
   Before waivers and reimbursements(4)                               0.99%        1.26%
Ratio of net investment income (loss) to
   average net assets:
   Net of waivers and reimbursements(4)                               0.17%       (0.01)%
   Before waivers and reimbursements(4)                               0.13%       (0.32)%
Portfolio turnover rate(3)                                              36%           5%

                                                            YEAR OR PERIOD ENDED SEPTEMBER 30
INTERNATIONAL GROWTH FUND                             ---------------------------------------------
(for a share outstanding throughout each period)        2005         2004         2003      2002(5)
------------------------------------------------      --------     --------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.71     $  12.06     $  8.85     $ 10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                      (0.10)       (0.11)      (0.07)      (0.03)
Net realized and unrealized gains (losses)
   on investments                                         3.91         2.76        3.28       (1.13)
Net increase from payment by affiliate                    0.01           --          --          --
                                                      --------     --------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS                          3.82         2.65        3.21       (1.16)

REDEMPTION FEES (see Note 2)                                --(2)        --(2)       --(2)     0.01

LESS DISTRIBUTIONS:
   Distributions from net realized gains                 (0.03)          --          --          --
                                                      --------     --------     -------     -------
TOTAL DISTRIBUTIONS                                      (0.03)          --          --          --
                                                      --------     --------     -------     -------
NET ASSET VALUE, END OF PERIOD                        $  18.50     $  14.71     $ 12.06     $  8.85
                                                      ========     ========     =======     =======

TOTAL RETURN(3 7)                                        26.02%       21.97%      36.27%     (11.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)              $338,792     $196,990     $44,482     $18,008
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(4)                   1.84%        1.92%       1.95%       1.95%
   Before waivers and reimbursements(4)                   1.84%        1.92%       2.30%       4.26%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements(4)                  (0.64)%      (1.06)%     (1.12)%     (1.39)%
   Before waivers and reimbursements(4)                  (0.64)%      (1.06)%     (1.47)%     (3.70)%
Portfolio turnover rate(3)                                  32%          31%         62%          3%

(1)  Fund inception date was June 18, 2004.

(2)  Represents amounts less than $.005 per share.

(3)  Not annualized for periods less than one year.

(4)  Annualized.

(5)  Fund inception date was June 28, 2002.

(6) In 2005, the Fund's total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds' cross-trading policies that had no impact on the total return.

(7) In 2005, 0.07% of the Fund's total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund's total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds' cross-trading policies that had no impact on the total return.

See notes to financial statements.

                                                              SEPTEMBER 30, 2005

                                                                       PERIOD
                                                                        ENDED
INTERNATIONAL OPPORTUNITIES FUND                                    SEPTEMBER 30
(for a share outstanding throughout the period)                        2005(1)
-----------------------------------------------                     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                         --(2)
Net realized and unrealized gains on investments                          0.19
                                                                       -------
TOTAL FROM INVESTMENT OPERATIONS                                          0.19

REDEMPTION FEES (see Note 2)                                                --(2)

LESS DISTRIBUTIONS:
   Dividends from net investment income                                     --
   Distributions from net realized gains                                    --
                                                                       -------
TOTAL DISTRIBUTIONS                                                         --
                                                                       -------
NET ASSET VALUE, END OF PERIOD                                         $  2.19
                                                                       =======

TOTAL RETURN(3)                                                           9.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                               $29,440
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(4)                                   2.25%
   Before waivers and reimbursements(4)                                   3.09%
Ratio of net investment income (loss) to
   average net assets:
   Net of waivers and reimbursements(4)                                  (0.21)%
   Before waivers and reimbursements(4)                                  (1.05)%
Portfolio turnover rate(3)                                                  12%

                                                                     YEAR ENDED SEPTEMBER 30
MICRO CAP FUND                                       -------------------------------------------------------
(for a share outstanding throughout each period)       2005         2004       2003       2002        2001
------------------------------------------------     --------     --------   --------   --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   7.05     $   6.98   $   5.01   $   5.64    $   6.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:               (0.11)       (0.15)     (0.12)     (0.14)      (0.08)
Net investment loss
Net realized and unrealized gains on investments         1.70         0.81       2.43       0.11        0.74
Net increase from payment by affiliate                     --(2)        --         --         --          --
                                                     --------     --------   --------   --------    --------
TOTAL FROM INVESTMENT OPERATIONS                         1.59         0.66       2.31      (0.03)       0.66

REDEMPTION FEES (see Note 2)                               --(2)        --(2)      --(2)      --(2)       --(2)

LESS DISTRIBUTIONS:
   Distributions from net realized gains                (1.06)       (0.59)     (0.34)     (0.60)      (1.55)
                                                     --------     --------   --------   --------    --------
TOTAL DISTRIBUTIONS                                     (1.06)       (0.59)     (0.34)     (0.60)      (1.55)
                                                     --------     --------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD                       $   7.58     $   7.05   $   6.98   $   5.01    $   5.64
                                                     ========     ========   ========   ========    ========
TOTAL RETURN(5)                                         26.42%        9.96%     50.28%     (1.41)%     16.32%

SUPPLEMENTAL DATA AND RATIOS:                        $579,244     $518,291   $517,179   $327,548    $323,540
Net assets, end of period (in thousands)
Ratio of expenses to average net assets                  2.18%        2.19%      2.24%      2.28%       2.32%
Ratio of net investment loss to average net assets      (1.58)%      (1.95)%    (2.13)%    (2.21)%     (1.76)%
Portfolio turnover rate                                    50%          56%        50%        62%         58%

(1)  Fund inception date was January 27, 2005.

(2)  Represents amounts less than $.005 per share.

(3)  Not annualized for periods less than one year.

(4)  Annualized.

(5) In 2005, the Fund's total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds' cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS

                                                       YEAR OR PERIOD ENDED SEPTEMBER 30
MICRO CAP VALUE FUND                                  ----------------------------------
(for a share outstanding throughout each period)        2005        2004      2003(1)
------------------------------------------------      -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  2.57     $  2.09     $  2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.04)      (0.05)      (0.01)
Net realized and unrealized gains
   on investments                                        0.49        0.53        0.10
Net increase from payment by affiliate                     --(2)       --          --
                                                      -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS                         0.45        0.48        0.09
REDEMPTION FEES (see Note 2)                               --(2)       --(2)       --(2)
LESS DISTRIBUTIONS:
   Distributions from net realized gains                (0.30)         --(2)       --
                                                      -------     -------     -------
TOTAL DISTRIBUTIONS                                     (0.30)         --          --
                                                      -------     -------     -------
NET ASSET VALUE, END OF PERIOD                        $  2.72     $  2.57     $  2.09
                                                      =======     =======     =======
TOTAL RETURN(3 5)                                       19.87%      23.06%       4.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)              $86,903     $84,835     $70,706
Ratio of expenses to average net assets:
   Net of waivers and reimbursements(4 6)                2.25%       2.27%       2.50%
   Before waivers and reimbursements(4)                  2.36%       2.38%       2.73%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements(4)                 (1.41)%     (1.76)%     (1.97)%
   Before waivers and reimbursements(4)                 (1.52)%     (1.87)%     (2.20)%
Portfolio turnover rate(3)                                 85%        101%          4%

                                                                         YEAR ENDED SEPTEMBER 30
SMALL CAP GROWTH FUND                              ------------------------------------------------------------------
(for a share outstanding throughout each period)      2005           2004           2003          2002         2001
------------------------------------------------   ----------     ----------     ----------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD               $    34.94     $    32.43     $    23.83     $  26.18     $  34.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.25)         (0.33)         (0.28)       (0.35)       (0.15)
Net realized and unrealized
   gains (losses) on investments                         7.32           3.01           8.88        (1.55)       (2.73)
Net increase from payment by affiliate                     --(2)          --             --           --           --
                                                   ----------     ----------     ----------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                         7.07           2.68           8.60        (1.90)       (2.88)

REDEMPTION FEES (SEE NOTE 2)                               --(2)          --(2)          --(2)        --(2)      0.02

LESS DISTRIBUTIONS:
   Distributions from net realized gains                (0.78)         (0.17)            --(2)     (0.45)       (5.85)
                                                   ----------     ----------     ----------     --------     --------
TOTAL DISTRIBUTIONS                                     (0.78)         (0.17)            --        (0.45)       (5.85)
                                                   ----------     ----------     ----------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $    41.23     $    34.94     $    32.43     $  23.83     $  26.18
                                                   ==========     ==========     ==========     ========     ========

TOTAL RETURN(7)                                         20.73%          8.27%         36.15%       (7.53)%      (8.61)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)           $1,357,862     $1,191,702     $1,134,398     $735,417     $553,416
Ratio of expenses to average net assets                  1.18%          1.20%          1.25%        1.31%        1.36%
Ratio of net investment loss to average
   net assets                                           (0.62)%        (0.91)%        (1.08)%      (1.25)%      (0.83)%
Portfolio turnover rate                                    36%            41%            63%          51%          40%

(1)  Fund inception date was July 28, 2003.

(2)  Represents amounts less than $.005 per share.

(3)  Not annualized for periods less than a year.

(4)  Annualized.

(5) In 2005, the Fund's total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

(6) On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

(7) In 2005, the Fund's total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds' cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than .01%.

See notes to financial statements.

                                                              SEPTEMBER 30, 2005

                                                                      YEAR ENDED SEPTEMBER 30
SMALL CAP VALUE FUND                               ------------------------------------------------------------
(for a share outstanding throughout each period)     2005         2004         2003         2002         2001
------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD               $   5.54     $   4.62     $   3.21     $   3.76     $   3.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.05        (0.01)       (0.02)       (0.02)          --
Net realized and unrealized gains (losses)
   on investments                                      0.86         0.93         1.43        (0.43)        0.56
Net increase from payment by affiliate                   --(1)        --           --           --           --
                                                   --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                       0.91         0.92         1.41        (0.45)        0.56

REDEMPTION FEES (see Note 2)                             --(1)        --(1)        --(1)        --(1)        --(1)

LESS DISTRIBUTIONS:
   Distributions from net realized gains              (0.78)          --(1)        --        (0.10)       (0.31)
                                                   --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                   (0.78)          --           --        (0.10)       (0.31)
                                                   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $   5.67     $   5.54     $   4.62     $   3.21     $   3.76
                                                   ========     ========     ========     ========     ========
TOTAL RETURN(2)                                       19.47%       19.73%       43.93%      (12.35)%      18.04%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)           $734,842     $734,266     $651,261     $428,082     $487,095
Ratio of expenses to average net assets                1.72%        1.73%        1.78%        1.81%        1.92%
Ratio of net investment income (loss) to
   average net assets                                  0.94%       (0.26)%      (0.43)%      (0.44)%      (0.31)%
Portfolio turnover rate                                  43%          56%          69%          69%          41%

                                                                       YEAR ENDED SEPTEMBER 30
ULTRA GROWTH FUND                                     --------------------------------------------------------
(for a share outstanding throughout each period)        2005         2004       2003          2002      2001
------------------------------------------------      --------     --------    --------    --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  24.07     $  25.43    $  16.52    $  19.15    $ 27.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                      (0.38)       (0.42)      (0.29)      (0.25)     (0.21)
Net realized and unrealized gains (losses)
   on investments                                         5.26        (0.68)       9.19       (1.48)     (2.49)
Net increase from payment by affiliate                      --(1)        --          --         --          --
                                                      --------     --------    --------    --------    -------
TOTAL FROM INVESTMENT OPERATIONS                          4.88        (1.10)       8.90       (1.73)     (2.70)

REDEMPTION FEES (see Note 2)                                --(1)        --        0.01        0.02       0.07

LESS DISTRIBUTIONS:
   Distributions from net realized gains                 (0.97)       (0.26)         --       (0.92)     (5.39)
                                                      --------     --------    --------    --------    -------
TOTAL DISTRIBUTIONS                                      (0.97)       (0.26)         --       (0.92)     (5.39)
                                                      --------     --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD                        $  27.98     $  24.07    $  25.43    $  16.52    $ 19.15
                                                      ========     ========    ========    ========    =======
TOTAL RETURN(2)                                          21.00%       (4.44)%     53.93%      (9.74)%   (10.89)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)              $389,894     $427,013    $538,939    $277,404    $86,097
Ratio of expenses to average net assets:
   Net of waivers and reimbursements                      1.50%        1.50%       1.57%       1.71%      1.75%
   Before waivers and reimbursements                      1.50%        1.50%       1.57%       1.71%      1.79%
Ratio of net investment loss to average net assets:
   Net of waivers and reimbursements                     (1.30)%      (1.39)%     (1.50)%     (1.67)%    (1.39)%
   Before waivers and reimbursements                     (1.30)%      (1.39)%     (1.50)%     (1.67)%    (1.43)%
Portfolio turnover rate                                     65%          67%         76%         78%       123%

(1)  Represents amounts less than $.005 per share.

(2) In 2005, the Fund's total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds' cross-trading policies that had no impact on the total return.

See notes to financial statements.

WASATCH FUNDS -- FINANCIAL HIGHLIGHTS                         SEPTEMBER 30, 2005

                                                                    YEAR ENDED SEPTEMBER 30
U.S. TREASURY FUND                                      -----------------------------------------------
(for a share outstanding throughout each period)          2005      2004      2003      2002      2001
------------------------------------------------        -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 13.77   $ 13.68   $ 14.04   $ 12.97   $ 12.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.45      0.70      0.72      0.66      0.65
Net realized and unrealized gains (losses)
   on investments                                          1.05      0.11     (0.48)     1.17      0.87
                                                        -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                           1.50      0.81      0.24      1.83      1.52

REDEMPTION FEES (see Note 2)                               0.01      0.01      0.03      0.01      0.01

LESS DISTRIBUTIONS:
   Dividends from net investment income                   (0.60)    (0.73)    (0.63)    (0.77)    (0.56)
                                                        -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS                                       (0.60)    (0.73)    (0.63)    (0.77)    (0.56)
                                                        -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                          $ 14.68   $ 13.77   $ 13.68   $ 14.04   $ 12.97
                                                        =======   =======   =======   =======   =======
TOTAL RETURN                                              11.41%     6.27%     2.17%    15.38%    12.89%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                $82,599   $45,088   $67,134   $83,879   $66,195
Ratio of expenses to average net assets:
  Net of waivers and reimbursements                        0.75%     0.75%     0.75%     0.75%     0.75%
  Before waivers and reimbursements                        0.86%     0.94%     0.91%     0.98%     0.95%
Ratio of net investment income to average net assets:
   Net of waivers and reimbursements                       4.01%     4.50%     4.67%     5.51%     5.34%
   Before waivers and reimbursements                       3.90%     4.31%     4.51%     5.28%     5.14%
Portfolio turnover rate                                      19%        4%       37%       22%       41%

See notes to financial statements.

WASATCH FUNDS -- NOTES TO FINANCIAL STATEMENTS                SEPTEMBER 30, 2005

1. ORGANIZATION

     Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of 11 series or "funds" (each a "Fund" and collectively the "Funds"). The Core Growth, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds (collectively the "Equity Funds") are non-diversified funds and the Wasatch-Hoisington U.S. Treasury Fund ("U.S. Treasury Fund") is a diversified fund. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in conformity with United States of America generally accepted accounting principles ("GAAP"). The following is a summary of significant policies related to investments of the Funds held at September 30, 2005.

     VALUATION OF SECURITIES -- Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price or official closing price taken from the primary market in which each security trades. Securities traded in the over-the-counter market and listed securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with the oversight of the Board of Directors, in accordance with pricing procedures approved by the Board of Directors. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

     Additionally, a Fund's investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the Fund's share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as SPDRs and other exchange traded funds (ETFs); and alternative market quotes on the affected securities. In addition, the Funds may use a systematic fair valuation model provided by an independent third party in certain circumstances to assist in adjusting the valuation of foreign securities.

     As of September 30, 2005, the aggregate amount of fair valued securities as a percentage of net assets for the Funds was as follows:

Core Growth Fund                   0.18%
Global Science & Technology Fund   0.79%
Heritage Growth Fund               0.53%
International Growth Fund          1.46%
International Opportunities Fund   1.17%
Micro Cap Fund                     0.56%
Micro Cap Value Fund               2.96%
Small Cap Growth Fund              1.46%
Small Cap Value Fund               5.21%
Ultra Growth Fund                  3.48%
U.S. Treasury Fund                   --

     FOREIGN CURRENCY TRANSLATIONS -- Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current exchange rate prevailing on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory and market risks. The Funds do not hold foreign currency balances routinely. Foreign currencies may be held to the extent related open security purchases failed to settle timely.

     At September 30, 2005, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

                                      COST     MARKET VALUE
                                   ---------   ------------
GLOBAL SCIENCE & TECHNOLOGY FUND
   Swiss Franc                     $(347,187)   $(346,919)
INTERNATIONAL GROWTH FUND
   Hong Kong Dollar                $  18,777    $  18,782
   Taiwan Dollar                      52,532       52,581
   Swedish Krona                     118,519      119,131
                                   ---------    ---------
                                   $ 189,828    $ 190,494
                                   =========    =========

(Continued next page.)

                                      COST      MARKET VALUE
                                   ----------   ------------
INTERNATIONAL OPPORTUNITIES FUND
   Australian Dollar               $    1,221    $    1,225
   Canadian Dollar                    287,184       302,900
   Euro                             1,260,544     1,155,479
   Hong Kong Dollar                       400           400
   Japanese Yen                       537,126       526,853
   Taiwan Dollar                        3,566         3,512
                                   ----------    ----------
                                   $2,090,041    $1,990,369
                                   ==========    ==========

MICRO CAP VALUE FUND
   Euro                            $ (290,926)   $ (291,834)

     INVESTMENT IN SECURITIES AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions, such distributions are recorded as income, and adjusted accordingly for tax purposes.

     SHORT SALES -- To a limited extent, the Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

     OPTIONS TRANSACTIONS -- The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     REPURCHASE AGREEMENTS -- The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

     FEDERAL INCOME TAXES -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

     EXPENSES -- The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

     USE OF MANAGEMENT ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

     GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

     REDEMPTION FEES -- The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

                                                              SEPTEMBER 30, 2005

3. DISTRIBUTIONS

     Dividends from net investment income and net realized gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend-paid deduction (tax equalization).

     To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments.

     The Small Cap Growth Fund paid a shareholder redemption substantially in-kind as of April 14, 2005, at which date the market value of the securities provided was $35,770,577 resulting in a realized gain of $10,774,189 for financial reporting purposes. For federal income tax purposes, the Fund has not recognized a realized gain on the disposition of the securities.

     ACCORDINGLY, AT SEPTEMBER 30, 2005, RECLASSIFICATIONS WERE RECORDED AS
FOLLOWS:

                                                       GLOBAL
                                          CORE       SCIENCE &     HERITAGE   INTERNATIONAL   INTERNATIONAL
                                         GROWTH      TECHNOLOGY     GROWTH        GROWTH      OPPORTUNITIES
                                          FUND          FUND         FUND          FUND            FUND
                                      -----------   -----------   ---------   -------------   -------------
Increase (decrease) paid-in capital
   in excess of par                   $ 3,903,151   $ (494,566)   $ 549,887    $(1,347,648)     $ (26,237)
Increase (decrease) undistributed
   net investment income               (1,735,444)   1,070,027      (60,399)     1,251,421       (284,193)
Increase (decrease) undistributed
   net realized gain (loss)            (2,167,707)    (575,461)    (489,488)        96,227        310,430

                                          MICRO       MICRO CAP      SMALL CAP     SMALL CAP       ULTRA        U.S.
                                           CAP          VALUE         GROWTH         VALUE         GROWTH     TREASURY
                                          FUND           FUND          FUND           FUND          FUND        FUND
                                      ------------   -----------   ------------   -----------   -----------   --------
Increase (decrease) paid-in capital
   in excess of par                   $  5,158,119   $   862,239   $ 20,689,289   $ 9,941,713   $ 3,585,151      $--
Increase (decrease) undistributed
   net investment income                 8,707,499     1,229,869      7,643,305      (824,912)    4,872,250       --
Increase (decrease) undistributed
   net realized gain (loss)            (13,865,618)   (2,092,108)   (28,332,594)   (9,116,801)   (8,457,401)      --

4. PURCHASES AND SALES OF SECURITIES

     COST OF INVESTMENT SECURITIES PURCHASED AND PROCEEDS FROM SALES OF INVESTMENT SECURITIES, EXCLUDING U.S. GOVERNMENT AND SHORT-TERM SECURITIES FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30, 2005 ARE SUMMARIZED BELOW:

                 CORE       GLOBAL SCIENCE      HERITAGE                     INTERNATIONAL
                GROWTH       & TECHNOLOGY        GROWTH      INTERNATIONAL   OPPORTUNITIES
                 FUND            FUND             FUND        GROWTH FUND       FUND(1)
            -------------   --------------   -------------   -------------   -------------
PURCHASES   $ 671,533,837    $ 55,994,331    $222,403,499    $154,132,190     $26,788,875
SALES        (756,494,397)    (58,186,210)    (75,072,045)    (79,910,692)     (2,349,356)

              MICRO CAP       MICRO CAP       SMALL CAP       SMALL CAP      ULTRA GROWTH
                 FUND         VALUE FUND     GROWTH FUND      VALUE FUND        FUND
            -------------   -------------   -------------   -------------   -------------
PURCHASES   $ 264,046,751   $ 69,750,925    $ 444,446,738   $ 318,070,733   $ 255,555,498
SALES        (344,500,571)   (82,731,481)    (587,364,691)   (455,198,496)   (350,608,041)

(1)  Inception date of the Fund was January 27, 2005.

     Purchases and proceeds from sales of U.S. Government securities in the U.S. Treasury Fund were $45,254,110 and $(10,953,820), respectively.

5. OPTIONS CONTRACTS WRITTEN

     OPTIONS WRITTEN ACTIVITY DURING THE YEAR ENDED SEPTEMBER 30, 2005 WAS AS
FOLLOWS:

                            OPTIONS
                          OUTSTANDING                                                    OPTIONS
                         AT BEGINNING                                                OUTSTANDING AT
                            OF YEAR      WRITTEN     CLOSED    EXERCISED   EXPIRED     END OF YEAR
                         ------------   --------   ---------   ---------   -------   --------------
MICRO CAP VALUE FUND
   Premium                    $--       $355,527   $(174,410)    $(630)      $--        $180,487
   Number of contracts         --          1,700        (750)       (4)       --             946

SMALL CAP VALUE FUND
   Premium                    $--       $123,745   $      --     $  --       $--        $123,745
   Number of contracts         --            500          --        --        --             500

6. FEDERAL INCOME TAX INFORMATION

     The following information is presented on a federal income tax basis as of or for the year or period ended September 30, 2005.

     SECURITIES, EXCLUDING WRITTEN OPTIONS AND SECURITIES SOLD SHORT AS OF SEPTEMBER 30, 2005:

                                           GLOBAL
                                         SCIENCE &                                  INTERNATIONAL
                            CORE         TECHNOLOGY     HERITAGE     INTERNATIONAL  OPPORTUNITIES
                         GROWTH FUND        FUND       GROWTH FUND    GROWTH FUND      FUND(1)
                       --------------   -----------   ------------   ------------   -------------
Cost                   $1,341,908,788   $79,500,039   $286,264,504   $254,603,491    $24,088,550
                       ==============   ===========   ============   ============    ===========
Gross appreciation     $  419,924,533   $14,713,142   $ 34,157,936   $ 94,441,212    $ 4,964,413
Gross (depreciation)      (46,585,140)   (3,747,046)   (14,259,493)    (7,704,786)    (1,635,079)
                       --------------   -----------   ------------   ------------    -----------
Net appreciation       $  373,339,393   $10,966,096   $ 19,898,443   $ 86,736,426    $ 3,329,334
                       ==============   ===========   ============   ============    ===========

                                                                                                         U.S.
                                         MICRO CAP       SMALL CAP       SMALL CAP        ULTRA        TREASURY
                       MICRO CAP FUND    VALUE FUND     GROWTH FUND     VALUE FUND     GROWTH FUND       FUND
                       --------------   -----------   --------------   ------------   ------------   -----------
Cost                    $445,158,682    $70,496,077   $1,058,257,205   $578,330,027   $335,555,475   $77,657,130
                        ============    ===========   ==============   ============   ============   ===========
Gross appreciation      $156,725,806    $20,356,717   $  354,979,169   $178,855,085   $ 74,319,831   $ 6,204,795
Gross (depreciation)     (26,528,586)    (4,619,128)     (47,499,985)   (24,153,067)   (19,044,189)       (6,927)
                        ------------    -----------   --------------   ------------   ------------   -----------
Net appreciation        $130,197,220    $15,737,589   $  307,479,184   $154,702,018   $ 55,275,642   $ 6,197,868
                        ============    ===========   ==============   ============   ============   ===========

(1)  Inception date of the Fund was January 27, 2005.

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

     COMPONENTS OF ACCUMULATED EARNINGS:

                                                         GLOBAL
                                                       SCIENCE &      HERITAGE    INTERNATIONAL   INTERNATIONAL
                                           CORE        TECHNOLOGY      GROWTH         GROWTH      OPPORTUNITIES
                                        GROWTH FUND       FUND          FUND           FUND          FUND(1)
                                       ------------   -----------   -----------   -------------   -------------
Undistributed ordinary income          $ 15,814,387   $        --   $ 5,874,006    $        --     $       --
Undistributed capital gains             105,075,946     1,860,011     2,653,376             --             --
                                       ------------   -----------   -----------    -----------     ----------
Accumulated earnings                    120,890,333     1,860,011     8,527,382             --             --
Accumulated capital and other losses             --            --            --       (218,658)      (376,739)
Other undistributed ordinary losses              --       (10,891)       (2,722)      (103,296)      (296,833)
Net unrealized appreciation*            371,609,076    10,797,496    19,739,710     86,653,707      3,229,711
                                       ------------   -----------   -----------    -----------     ----------
Total accumulated earnings             $492,499,409   $12,646,616   $28,264,370    $86,331,753     $2,556,139
                                       ============   ===========   ===========    ===========     ==========

(1)  Inception date of the Fund was January 27, 2005.

* On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

                                                              SEPTEMBER 30, 2005

                                                                                                                   U.S.
                                              MICRO      MICRO CAP     SMALL CAP     SMALL CAP       ULTRA       TREASURY
                                            CAP FUND     VALUE FUND   GROWTH FUND   VALUE FUND    GROWTH FUND      FUND
                                          ------------  -----------  ------------  ------------  ------------  -----------
Undistributed ordinary income             $  6,716,824  $ 2,113,359  $  3,535,080  $ 16,160,916  $         --  $ 1,845,986
Undistributed capital gains                 88,752,752    5,700,226   147,336,206    77,992,022    45,678,741           --
                                          ------------  -----------  ------------  ------------  ------------  -----------
Accumulated earnings                        95,469,576    7,813,585   150,871,286    94,152,938    45,678,741    1,845,986
Accumulated capital and other losses                --           --            --            --            --   (5,635,755)
Other undistributed ordinary losses                 --      (12,815)           --            --            --           --
Net unrealized appreciation*               130,203,645   15,393,489   307,478,660   154,057,005    55,123,713    6,197,868
                                          ------------  -----------  ------------  ------------  ------------  -----------
Total accumulated earnings                $225,673,221  $23,194,259  $458,349,946  $248,209,943  $100,802,454  $ 2,408,099
                                          ============  ===========  ============  ============  ============  ===========

* On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

     CAPITAL LOSS CARRYFORWARDS EXPIRE SEPTEMBER 30:

                                  2008       2009       2010    2011  2012    2013
                                --------  ----------  --------  ----  ----  --------
INTERNATIONAL GROWTH FUND       $     --  $      --   $     --   $--   $--  $218,658
U.S. TREASURY FUND               485,296   4,318,964   831,495    --    --        --

     Capital loss carryforwards are available through the date specified above to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

     POST-OCTOBER LOSSES THAT ARE DEFERRED UNTIL TAX YEAR ENDED SEPTEMBER 30, 2006:

     The International Opportunities Fund had $376,739 of post-October capital losses. The Global Science & Technology, International Growth and International Opportunities Funds had $16,721, $103,296 and $263,927, respectively, of post-October currency losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

     TAX CHARACTER OF DISTRIBUTIONS PAID DURING THE YEAR OR PERIOD ENDED SEPTEMBER 30:

                                GLOBAL
                               SCIENCE &  HERITAGE                 INTERNATIONAL
                 CORE GROWTH  TECHNOLOGY   GROWTH   INTERNATIONAL  OPPORTUNITIES
      2005           FUND        FUND      FUND(1)   GROWTH FUND      FUND(2)
      ----       -----------  ----------  --------  -------------  -------------
Ordinary income  $ 9,428,971      $--      $45,181     $     --         $--
Capital gain      50,650,388       --           --      411,692          --
                 -----------      ---      -------     --------         ---
Total            $60,079,359      $--      $45,181     $411,692         $--
                 ===========      ===      =======     ========         ===

                                                                                     U.S.
                     MICRO    MICRO CAP    SMALL CAP     SMALL CAP      ULTRA      TREASURY
      2005         CAP FUND   VALUE FUND  GROWTH FUND   VALUE FUND   GROWTH FUND     FUND
      ----       -----------  ----------  -----------  ------------  -----------  ----------
Ordinary income  $ 3,229,671  $8,935,853  $        --  $ 24,887,725  $        --  $2,078,313
Capital gain      74,334,485     947,139   26,587,298    78,849,850   16,837,407          --
                 -----------  ----------  -----------  ------------  -----------  ----------
Total            $77,564,156  $9,882,992  $26,587,298  $103,737,575  $16,837,407  $2,078,313
                 ===========  ==========  ===========  ============  ===========  ==========

                                GLOBAL
                               SCIENCE &  HERITAGE
                 CORE GROWTH  TECHNOLOGY   GROWTH   INTERNATIONAL    MICRO CAP
      2004           FUND        FUND      FUND(1)   GROWTH FUND        FUND
      ----       -----------  ----------  --------  -------------  -------------
Ordinary income    $849,650       $--        $--         $--        $ 2,759,023
Capital gain             --        --         --          --         40,853,142
                   --------       ---        ---         ---        -----------
Total              $849,650       $--        $--         $--        $43,612,165
                   ========       ===        ===         ===        ===========

(1)   Inception date of the Fund was June 18, 2004.

(2)   Inception date of the Fund was January 27, 2005.

                  MICRO CAP   SMALL CAP    SMALL CAP     ULTRA         U.S.
                    VALUE       GROWTH       VALUE       GROWTH      TREASURY
      2004          FUND         FUND        FUND         FUND         FUND
      ----        ---------   ----------   ---------   ----------   ----------
Ordinary income    $59,072    $       --    $     --   $  103,222   $3,207,497
Capital gain            --     5,914,707     221,337    5,343,850           --
                   -------    ----------    --------   ----------   ----------
Total              $59,072    $5,914,707    $221,337   $5,447,072   $3,207,497
                   =======    ==========    ========   ==========   ==========

     The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

     SUPPLEMENTAL TAX INFORMATION (UNAUDITED):

     The Funds hereby designate $54,042,945, $171,102, $411,692, $78,989,862,
$1,565,358, $36,721,853, $86,960,861 and $21,933,137 as a capital gain dividend paid during the year ended September 30, 2005 for the Core Growth, Heritage Growth, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds, respectively, for the purpose of the dividends paid deduction.

     For the fiscal year ended September 30, 2005, certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during calendar year 2005, complete information will be reported on shareholder's 2005 Form 1099-DIV. The amount designated as qualified dividend income for the year or period ended September 30, 2005, will be the highest allowable amount permitted by law.

     Corporate shareholders should note for the year ended September 30, 2005, the percentage of the Funds' investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions were as follows:

              CORE    HERITAGE   MICRO   MICRO CAP   SMALL CAP
             GROWTH    GROWTH     CAP      VALUE       VALUE
              FUND      FUND     FUND      FUND        FUND
             ------   --------   -----   ---------   ---------
Percentage    87.72%    100.00%  10.74%    0.89%       13.23%

7. RELATED PARTY TRANSACTIONS

     INVESTMENT ADVISORY FEES--As the Fund's investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund's operating expenses exceed a specified annual limitation through at least January 31, 2007. Investment advisory fees and fees waived, if any, for the year or period ended September 30, 2005 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

                                GLOBAL
                      CORE     SCIENCE &   HERITAGE   INTERNATIONAL   INTERNATIONAL
                     GROWTH   TECHNOLOGY    GROWTH       GROWTH       OPPORTUNITIES
                      FUND       FUND        FUND         FUND             FUND
                     ------   ----------   --------   -------------   -------------
Advisory Fee           1.00%     1.50%       0.70%        1.50%           2.00%
Expense Limitation     1.50%     1.95%       0.95%        1.95%           2.25%

                     MICRO   MICRO CAP   SMALL CAP   SMALL CAP    ULTRA     U.S.
                      CAP      VALUE       GROWTH      VALUE     GROWTH   TREASURY
                     FUND      FUND         FUND       FUND       FUND      FUND
                     -----   ---------   ---------   ---------   ------   --------
Advisory Fee          2.00%    2.00%       1.00%       1.50%       1.25%    0.50%
Expense Limitation    2.50%    2.25%       1.50%       1.95%       1.75%    0.75%

                                                              SEPTEMBER 30, 2005

     FUND ADMINISTRATION FEES -- As of July 1, 2005, the Funds' Administrator changed from Wasatch Advisors, Inc. to State Street Bank and Trust Company. Prior to that date, the Advisor provided or arranged certain fund administration services to the Funds and received a monthly fee at the annual rate of .0425% of the first $3.3 billion of the Funds' total average daily net assets and then a decreasing rate for average daily net assets above that level.

     The Advisor received fund administration fees of $410,209, $17,578, $52,723, $65,127, $3,706, $134,902, $21,725, $319,363, $187,043, $101,368, and
$13,236, for Core Growth, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Treasury Funds, respectively, for its services through June 30, 2005.

     PAYMENTS BY AFFILIATE -- The Advisor reimbursed the International Growth Fund during the current period for realized losses resulting from a currency trading error. The amount of the reimbursement was $130,391 or $0.0076 per share based upon the Fund's shares outstanding as of September 30, 2005.

     The Advisor reimbursed the Micro Cap Value Fund during the period for realized losses resulting from a trading error. The amount of the reimbursement was $3,016 or less than $0.0001 per share based upon the Fund's shares outstanding as of September 30, 2005.

     Subsequent to the fiscal year end, the Advisor reimbursed the Core Growth, Global Science & Technology, Heritage Growth, International Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds for amounts relating to errors in applying the Funds' cross-trading policies. The amounts of reimbursements, including interest, and the (per share amounts as of September 30, 2005) were $113,441 ($0.0029/share), $962 ($0.0001/share), $42 (less than
$0.0001/share), $309 (less than $0.0001/ share), $43,671 ($0.0006/share),
$36,988 ($0.0011/share), $37,975 ($0.0003/share), and $21,246 ($0.0015/share), respectively.

     INVESTMENT RESTRICTION -- The Small Cap Growth Fund, in violation of an investment restriction, purchased a security whose market capitalization was not less than $2.5 billion ("small companies"), while less than 80% of its net assets were invested in small companies. The Fund subsequently sold the security for a realized gain. This amount is reflected in Net realized gain on the disposal of investments in violation of an investment restriction in the Statements of Operations.

     AFFILIATED INTERESTS -- An officer of the Funds owns approximately 18% of the shares outstanding of the International Opportunities Fund as of September 30, 2005.

8. TRANSACTIONS WITH AFFILIATES

     If a Fund's holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the Investment Company Act of 1940. The following Funds conducted transactions during the year ended September 30, 2005 with "affiliated companies" as so defined:

                                                         SHARE ACTIVITY
                                         ---------------------------------------------    DIVIDENDS      GAIN (LOSS)
                                          BALANCE                             BALANCE    CREDITED TO     REALIZED ON
                                          9/30/04    PURCHASES     SALES      9/30/05       INCOME     SALE OF SHARES
                                         ---------   ---------   ---------   ---------   -----------   --------------
CORE GROWTH FUND
Bimini Mortgage Management, Inc.,
   Class A                               1,251,075          --     593,400     657,675*   $1,635,556    $  (149,047)
WCA Waste Corp.                            432,000     346,075          --     778,075            --             --
                                                                                          ----------    -----------
                                                                                          $1,635,556    $  (149,047)
                                                                                          ----------    -----------
MICRO CAP FUND
Advanced Power Technology, Inc.            654,250     181,245          --     835,495    $       --    $        --
Allen-Vanguard Corp.                     1,243,575          --     270,750     972,825*           --         71,463
Commercial Solutions, Inc.                      --   1,000,000          --   1,000,000            --             --
Covalent Group, Inc.                       948,500          --     948,500          --*           --       (181,194)
Encision, Inc.                             375,125          --      35,125     340,000            --        (10,542)
Enpath Medical, Inc.                       310,200     126,625          --     436,825            --             --
inTEST Corp.                               509,075      19,475          --     528,550            --             --
IRIDEX Corp.                               551,300     104,275       5,000     650,575            --         14,747
PSi Technologies Holdings, Inc. ADR      1,001,445          --     447,025     554,420*           --     (4,410,966)
U.S. Physical Therapy, Inc.                492,012     160,850      20,000     632,862            --        113,480
                                                                                          ----------    -----------
                                                                                          $       --    $(4,403,012)
                                                                                          ----------    -----------
MICRO CAP VALUE FUND
Security Business Bank of San Diego         53,000          --      13,000      40,000*   $       --    $    49,527
Steakhouse Partners, Inc.                  250,000          --          --     250,000*           --             --
                                                                                          ----------    -----------
                                                                                          $       --    $    49,527
                                                                                          ----------    -----------
SMALL CAP GROWTH FUND
AmSurg Corp.                             1,535,263          --      49,130   1,486,133    $       --    $   698,431
                                                                                          ----------    -----------
SMALL CAP VALUE FUND
Falcon Financial Investment Trust        1,011,725          --   1,011,725          --*   $   60,721    $  (659,303)
Supertex, Inc.                             672,225      81,125     287,655     465,695*           --        917,913
Transport Corporation of America, Inc.     315,642      76,800          --     392,442            --             --
USA Truck, Inc.                            472,250          --     200,450     271,800*           --      3,461,260
Whitehall Jewellers, Inc.                  845,568          --     845,568          --*           --     (6,831,617)
                                                                                          ----------    -----------
                                                                                          $   60,721    $(3,111,747)

*    No longer affiliated as of September 30, 2005.

ADR  American Depositary Receipt

                                                              SEPTEMBER 30, 2005

9. RESTRICTED SECURITIES

     The Funds may own investments that were purchased through private placement transactions or under Rule 144A under the Securities Act of 1933 (the "Securities Act") and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, under the supervision of the Board of Directors, in accordance with pricing procedures approved by the Board of Directors. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2005, the Funds held the following restricted securities:

                                                                                                               VALUE AS
                                                 SECURITY          ACQUISITION      ACQUISITION      FAIR      % OF NET
                                                   TYPE               DATE              COST         VALUE      ASSETS
                                             ---------------   ------------------   -----------   ----------   --------
CORE GROWTH FUND
Brantley Mezzanine Finance, LLC                Common Units         9/21/04          $   60,000   $   60,000       --
Brantley Mezzanine Finance,
   LLC, 10.00%, 9/21/09                       Corporate Bond        9/21/04           2,940,000    2,949,939     0.18%
                                                                                     ----------   ----------     ----
                                                                                     $3,000,000   $3,009,939     0.18%

GLOBAL SCIENCE & TECHNOLOGY FUND
Acusphere, Inc.                                  Warrants      7/29/04 - 10/20/04    $       --   $       --       --
Montagu Newhall Global Partners II-B, L.P.     LP Interest     10/10/03 - 4/18/05        72,144       60,580     0.07%
Point Biomedical Corp.                           Warrants           2/16/05                  --           --       --
Point Biomedical Corp., Series F             Preferred Stock        2/16/05             150,000      120,000     0.13%
Xtera Communications, Inc., Series A-1       Preferred Stock         9/3/03               7,076        7,076     0.01%
                                                                                     ----------   ----------     ----
                                                                                     $  229,220   $  187,656     0.21%

HERITAGE GROWTH FUND
CNX Gas Corp.                                  Common Stock     8/1/05 - 9/13/05     $1,305,386   $1,616,938     0.53%

MICRO CAP FUND
DrugMax, Inc.                                    Warrants           12/1/04          $       --   $       --       --
DrugMax, Inc. PIPE,                            Convertible
   Series A                                  Preferred Stock        12/1/04           3,200,000    2,429,197     0.42%
Point Biomedical Corp.                           Warrants           2/16/05                  --           --       --
Point Biomedical Corp., Series F             Preferred Stock        2/16/05           1,000,000      800,000     0.14%
                                                                                     ----------   ----------     ----
                                                                                     $4,200,000   $3,229,197     0.56%

MICRO CAP VALUE FUND
ACE Security Laminates Corp.                     Warrants           11/23/04         $       --   $       --       --
Acusphere, Inc.                                  Warrants      7/29/04 - 10/20/04            --           --       --
CorVu Corp.                                      Warrants           11/17/03                 --           --       --
DrugMax, Inc.                                    Warrants           12/1/04                  --           --       --
DrugMax, Inc. PIPE,                            Convertible
   Series A                                  Preferred Stock        12/1/04             800,000      607,299     0.70%
Medical Properties Trust, Inc.                 Common Stock         3/31/04             362,500      348,145     0.40%
Point Biomedical Corp.                           Warrants           2/16/05                  --           --       --
Point Biomedical Corp., Series F             Preferred Stock        2/16/05             200,000      160,000     0.18%
Saxon Energy Services, Inc.                      Warrants           12/22/04                 --      120,567     0.14%
Toreador Resources Corp. PIPE                  Common Stock          9/9/05             775,000      802,164     0.92%
WPCS International, Inc.                         Warrants           11/16/04                 --           --       --
                                                                                     ----------   ----------     ----
                                                                                     $2,137,500   $2,038,175     2.34%

WASATCH FUNDS -- NOTES TO FINANCIAL STATEMENTS (CONTINUED)    SEPTEMBER 30, 2005

                                                 SECURITY          ACQUISITION      ACQUISITION       FAIR        VALUE AS %
                                                   TYPE               DATE              COST         VALUE      OF NET ASSETS
                                             ---------------   ------------------   -----------   -----------   -------------
SMALL CAP GROWTH FUND
Elder Health, Inc., Series G                 Preferred Stock         11/1/04        $   571,428   $   571,428       0.04%
GeneOhm Sciences, Inc.                           Warrants            4/21/05                 --            --         --
GeneOhm Sciences, Inc., Series C             Preferred Stock         4/21/05          2,768,597     2,768,597       0.20%
Montagu Newhall Global Partners II-B, L.P.     LP Interest     10/10/03 - 4/18/05       721,435       605,804       0.04%
NXStage Medical, Inc., Series F-1            Preferred Stock    7/8/05 - 7/15/05      1,117,371     1,316,901       0.10%
Point Biomedical Corp.                           Warrants            2/16/05                 --            --         --
Point Biomedical Corp., Series F             Preferred Stock         2/16/05          2,000,000     1,600,000       0.12%
TargetRX, Inc., Series D                     Preferred Stock         4/8/05             769,098       769,098       0.06%
Toreador Resources Corp. PIPE                  Common Stock          9/9/05           4,185,000     4,331,686       0.32%
Zonare Medical Systems, Inc.                     Warrants            6/30/04                 --            --         --
Zonare Medical Systems, Inc., Series E       Preferred Stock         6/30/04          1,500,000     1,500,000       0.11%
                                                                                    -----------   -----------       ----
                                                                                    $13,632,929   $13,463,514       0.99%

SMALL CAP VALUE FUND
Brantley Mezzanine Finance, LLC                Common Units          9/21/04        $    40,000   $    40,000       0.01%
Brantley Mezzanine Finance, LLC, 10.00%,
   9/21/09                                    Corporate Bond         9/21/04          1,960,000     1,966,626       0.27%
CBRE Realty Financial, Inc.                    Common Stock           6/2/05          7,125,000     7,125,000       0.97%
CNX Gas Corp.                                  Common Stock      8/1/05 - 9/13/05     5,325,321     6,749,933       0.92%
Crystal River Capital, Inc.                    Common Stock           3/9/05          7,500,000     7,500,000       1.02%
JER Investors Trust, Inc.                      Common Stock     5/27/04 - 12/9/04     6,033,919     7,115,360       0.97%
Knology, Inc.                                     Rights             9/16/05            492,450       310,243       0.04%
Medical Properties Trust, Inc.                 Common Stock     3/31/04 - 4/13/05     5,305,000     5,046,902       0.68%
Saxon Energy Services, Inc.                      Warrants             4/7/05                 --            --         --
Toreador Resources Corp. PIPE                  Common Stock           9/9/05          2,325,000     2,406,492       0.33%
                                                                                    -----------   -----------       ----
                                                                                    $36,106,690   $38,260,556       5.21%

ULTRA GROWTH FUND
Elder Health, Inc., Series G                 Preferred Stock        11/1/04         $   571,428   $   571,428       0.15%
GeneOhm Sciences, Inc.                          Warrants            4/21/05                  --            --         --
GeneOhm Sciences, Inc., Series C             Preferred Stock        4/21/05             831,372       831,372       0.21%
Montagu Newhall Global Partners II-B, L.P.     LP Interest     10/10/03 - 4/18/05       649,292       545,223       0.14%
NXStage Medical, Inc., Series F              Preferred Stock        8/18/04           1,500,000     1,767,858       0.45%
Ophthonix, Inc., Series C                    Preferred Stock        9/23/05             500,000       500,000       0.13%
Point Biomedical Corp.                          Warrants            2/16/05                  --            --         --
Point Biomedical Corp., Series F             Preferred Stock        2/16/05           1,500,000     1,200,000       0.31%
TargetRX, Inc., Series D                     Preferred Stock         4/8/05             230,904       230,904       0.06%
TherOx, Inc., Series I                       Preferred Stock         7/7/05             999,998       999,998       0.26%
Xtera Communications, Inc., Series A-1       Preferred Stock         9/3/03              99,065        99,065       0.02%
Zonare Medical Systems, Inc.                    Warrants            6/30/04                  --            --         --
Zonare Medical Systems, Inc., Series E       Preferred Stock        6/30/04           1,000,000       999,999       0.26%
                                                                                    -----------   -----------       ----
                                                                                    $ 7,882,059   $ 7,745,847       1.99%

PIPE Private Investment in a Public Equity

LP Limited Partnership Interest

10. PURCHASE COMMITMENTS

     In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2005 were $425,000, $4,250,000 and $3,825,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

     In November 2004, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire shares of Elder Health, Inc., Series G Pfd. The remaining commitment amounts at September 30, 2005 were $428,572 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

WASATCH FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC      SEPTEMBER 30, 2005
ACCOUNTING FIRM

To the Board of Directors
and Shareholders of
Wasatch Funds, Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Wasatch Core Growth Fund, Wasatch Global Science & Technology Fund, Wasatch Heritage Growth Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Ultra Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund (constituting Wasatch Funds, Inc., hereafter referred to as the "Funds") at September 30, 2005, the results of each of their operations for the year or period then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, except as noted below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds as of September 30, 2001 and for the period then ended were audited by other independent accountants whose report dated October 17, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Kansas City, MO
November 18, 2005

WASATCH FUNDS -- DIRECTORS AND OFFICERS                       SEPTEMBER 30, 2005

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                         POSITION(S)   TERM OF OFFICE AND                                     IN COMPLEX        OTHER
 NAME, ADDRESS AND        HELD WITH      LENGTH OF TIME         PRINCIPAL OCCUPATION(S)      OVERSEEN BY    DIRECTORSHIPS
        AGE                 FUND             SERVED               DURING PAST 5 YEARS          DIRECTOR    HELD BY DIRECTOR
------------------       -----------   ------------------   ------------------------------   -----------   ----------------
INDEPENDENT
DIRECTORS:

D. JAMES CROFT, PH.D.    Director      Indefinite Served    Consultant since 2004 and            11        None
12030 Sunrise Valley                   as Director since    Founder & Executive Director,
Drive Suite 200                        2005                 Mortgage Asset Research
Reston, VA 20191                                            Institute from 1990 to 2004.
Age: 63

JAMES U. JENSEN,         Director      Indefinite           Co-founder and Chairman of           11        Private
J.D., MBA                and           Served as            the Board of Rapidmapper,                      companies
44 North Wolcott         Chairman      Chairman of the      Inc. (a company pursuing                       and
Salt Lake City, UT       of the        Board since 2004     computer and measurement                       foundations
84103                    Board         and Director         technology and products)                       only
Age: 61                                since 1986           since 2004; Consultant on
                                                            corporate growth and
                                                            technology transfer since
                                                            2004; Vice President,
                                                            Corporate Development, Legal
                                                            Affairs and General Counsel
                                                            and Secretary, NPS
                                                            Pharmaceuticals, Inc. 1991 -
                                                            2004.

WILLIAM R.               Director      Indefinite           Professor of Business                11        None
SWINYARD, PH.D.          and           Served as            Management and Holder of
Marriott School of       Chairman      Chairman of the      the Fred G. Meyer Chair of
Management               of the        Audit Committee      Marketing, Brigham Young
624 Tanner Building      Audit         since 2004 and       University since 1978.
Brigham Young            Committee     Director since
University Provo,                      1986
UT 84602
Age: 65

INTERESTED DIRECTOR:

SAMUEL S. STEWART,       President     Indefinite           Chairman of the Board for            11        None
JR., PH.D., CFA* 150     and           Served as            Wasatch Advisors, Inc. (the
150 Social Hall Avenue   Director      President and        "Advisor") since 1975;
4th Floor Salt Lake                    Director since       Director of Research from 1975
Salt Lake City,                        1986                 - 2004; Chairman of the Board
UT 84111                                                    for the Funds from 1986 -
Age: 63                                                     2004; Professor of Finance at
                                                            the University of Utah from
                                                            1975 - 2000.

OFFICERS:

JEFF S. CARDON, CFA      Vice          Indefinite           President and Treasurer of the       N/A       N/A
150 Social               President     Served as Vice       Advisor since 1999; Director
Hall Avenue                            President since      of the Funds from 1986 to
4th Floor Salt Lake                    1986                 2004; Director of the Advisor
City, UT 84111                                              since 1985; Security Analyst
Age: 48                                                     for the Advisor since 1980.

VENICE F.                Vice          Indefinite           Chief Compliance Officer for         N/A       N/A
EDWARDS, CFA             President     Served as            the Advisor since 2004;
150 Social Hall          and           Treasurer since      Director of Compliance for
Avenue                   Treasurer     1996 and Vice        the Advisor from 1995 - 2004
4th Floor Salt Lake                    President since      and Secretary of the Advisor
City, UT 84111                         September 2004       since 1999; Portfolio Manager
Age: 55                                                     for the Advisor from 1983 -
                                                            1995.

ANGELA PALMER            Chief         Indefinite           Chief Compliance Officer for         N/A       N/A
150 Social Hall          Compliance    Served as Chief      the Funds since 2004; Director
Avenue                   Officer/      Compliance           of Compliance for the Advisor
4th Floor Salt Lake      Secretary/    Officer/             since 2004 and Vice President
City, UT 84111           Assistant     Secretary/Assistant  of the Advisor since November
Age: 33                  Treasurer     Treasurer since      2004; Senior Compliance
                                       September 2004       Administrator for the Advisor
                                                            from 2003 - 2004;
                                                            Administration Services
                                                            Manager at UMB Fund Services,
                                                            Inc. ("UMB") from 1999 - 2003;
                                                            Senior Financial Analyst at
                                                            UMB from 1998 - 1999.

* Mr. Stewart is an Interested Director because he serves as director and officer of the Advisor.

     Additional information about the Funds' directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700 or by visiting the Funds' web site at WWW.WASATCHFUNDS.COM.

WASATCH FUNDS -- SUPPLEMENTAL INFORMATION                     SEPTEMBER 30, 2005

PROXY VOTING POLICIES, PROCEDURES AND RECORD

     A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds' portfolio securities is set forth in the Funds' Statement of Additional Information which is available without charge, upon request, on the Funds' web site at WWW.WASATCHFUNDS.COM or by calling
800.551.1700 and on the Securities and Exchange Commission's (SEC) web site at WWW.SEC.GOV.

     Wasatch Funds' proxy voting record is available on the Funds' web site at WWW.WASATCHFUNDS.COM and the SEC's web site at WWW.SEC.GOV no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

     The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds' Form N-Q is available on the SEC's web site at WWW.SEC.GOV, and may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room maybe obtained by calling 800.SEC.0330).

SERVICE PROVIDERS

INVESTMENT ADVISOR
   Wasatch Advisors, Inc.
   150 Social Hall Avenue, 4th Floor
   Salt Lake City, UT 84111

SUB-ADVISOR FOR U.S. TREASURY FUND
   Hoisington Investment Management Co.
   1250 Capital of Texas Highway South
   Building 3, #600
   Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT
   State Street Bank and Trust Company
   801 Pennsylvania Avenue
   Kansas City, MO 64105

DISTRIBUTOR
   ALPS Distributors, Inc.
   1625 Broadway, Suite 2200
   Denver, CO 80202

TRANSFER AGENT
   UMB Fund Services, Inc.
   803 West Michigan Street, Suite A
   Milwaukee, WI 53233-2301

CUSTODIAN
   State Street Bank and Trust Company
   801 Pennsylvania Avenue
   Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS
   Chapman & Cutler, LLP
   111 West Monroe Street
   Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP
   1055 Broadway, 10th Floor
   Kansas City, MO 64105

WASATCH FUNDS -- GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS

     Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds' fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

     The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in SHORT-TERM INVESTMENTS. Please see the prospectus under "Other Investment Strategies and Their Risks."

STATEMENTS OF ASSETS AND LIABILITIES

     These financial statements show the ASSETS AND LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. LIABILITIES are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.

     NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as "Capital stock" on the books of the Fund, and $9.99 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME OR LOSS is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.

     The number of shares a Fund is authorized to sell can be found under CAPITAL STOCK, $.01 par value. ISSUED AND OUTSTANDING indicates the number of shares owned by shareholders.

     NET ASSET VALUE (NAV), REDEMPTION PRICE AND OFFERING PRICE PER SHARE shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds' prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund's operation can be found under "Financial Highlights" on page 87.

STATEMENTS OF OPERATIONS

     STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund's holdings during the reporting period.

     INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.

     EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

     NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.

     NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS is the change in value of securities a Fund continues to hold.

     NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

     NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF

                                                              SEPTEMBER 30, 2005

OPERATIONS. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

     DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a "regulated investment company."

     CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

     The FINANCIAL HIGHLIGHTS contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

     NET ASSET VALUE (NAV) is defined under "Statements of Assets and Liabilities" on page 86. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund's shares over the reporting period, but not its total return.

     INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the share price was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME
(LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

     DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

     TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

     SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. PORTFOLIO TURNOVER RATE measures a Fund's buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

   800.551.1700
   M - F, 7:00 a.m. to 7:00 p.m. CT
   Automated Line, 24 Hours

U.S. MAIL

   WASATCH FUNDS
   P.O. Box 2172
   Milwaukee, WI 53201-2172

OVERNIGHT MAIL

   WASATCH FUNDS
   803 West Michigan Street, Suite A
   Milwaukee, WI 53233-2301

ONLINE

   WWW.WASATCHFUNDS. COM
   shareholderservice@wasatchfunds.com


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WASATCH FUNDS                                                 SEPTEMBER 30, 2005

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                                       90

                            (WASATCH FUNDS (TM) LOGO)

                              WWW.WASATCHFUNDS.COM

                                  800.551.1700

ITEM 2: CODE OF ETHICS.

(a) Wasatch Funds, Inc. (the "Registrant") has adopted a Code of Ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b)  No disclosures are required by this Item 2(b).

(c) There have been no amendments to the Registrant's Code of Ethics during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for Form N-CSR.

(e)  Not applicable.

(f) A copy of the Registrant's Code of Ethics is attached as an exhibit to this Form N-CSR.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of the Registrant has determined that the Registrant has one member serving on the Registrant's Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

     (2) For the reporting period, the name of the audit committee financial expert was James U. Jensen. Mr. Jensen was deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2005 and September 30, 2004 were $176,250 and $131,788, respectively.

(b) Audit Related Fees -The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2004 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4. The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2005 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2005 and 2004, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c) Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the for the last two fiscal years ended September 30, 2005 and September 30, 2004 were $49,722 and $39,000, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2005 and 2004, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d) All Other Fees - There were no fees billed for the fiscal years ended September 30, 2005 and September 30, 2004, respectively, for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) - (c) of this Item 4.

During the fiscal years ended September 30, 2005 and 2004, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and
(ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the "De Minimis Rule"). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of
Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The independent registered public accounting firm did not bill the Registrant for any other non-audit services for the fiscal years ended September 30, 2005 and 2004 for the Registrant other than as disclosed above.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or
     240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.


By: /s/ Samuel S. Stewart, Jr.
    ---------------------------------
    Samuel S. Stewart, Jr.
    President (principal executive
    officer) of Wasatch Funds, Inc.

Date: November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Samuel S. Stewart, Jr.
    ---------------------------------
    Samuel S. Stewart, Jr.
    President (principal executive
    officer) of Wasatch Funds, Inc.

Date: November 29, 2005


By: /s/ Venice F. Edwards
    ---------------------------------
    Venice F. Edwards
    Vice President/Treasurer
    (principal financial and
    accounting officer) of Wasatch
    Funds, Inc.

Date: November 29, 2005

                                                                EXHIBIT 12(A)(1)

                               WASATCH FUNDS, INC.

                   CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND
                            SENIOR FINANCIAL OFFICERS

I.   COVERED OFFICERS/PURPOSE OF THE CODE

     This Code of Ethics (the "Code") shall apply to Wasatch Funds, Inc.'s (the "Company") Principal Executive Officer and Principal Financial Officer (the "Covered Officers," each of whom is named in Exhibit A attached hereto), consistent with and in furtherance of their fiduciary duties, and for the purpose of promoting:

     - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     - full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

     - compliance with applicable laws and governmental rules and regulations;

     - the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

     -    accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST

     OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest has the potential to interfere with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Company. Covered Officers must avoid conduct that conflicts, or appears to conflict, with their duties to the Company. All Covered Officers should conduct themselves such that any reasonable observer would have no grounds for belief that a conflict of interest has not been appropriately addressed and resolved. Covered Officers are not permitted to self-deal or otherwise to use their positions with the Company to further their own or any other related person's business opportunities.

     This Code does not, and is not intended to, repeat or replace the programs and procedures or codes of ethics of the Company's investment advisor.

     Although typically not presenting an opportunity for improper personal benefit, conflicts may arise from, or as a result of, the contractual relationship between the Company and its investment advisor and administrator of which the Covered Officers may be officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company, the investment advisor or the administrator), be involved in establishing policies and implementing decisions that will have different effects on the service providers and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and its service providers and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act of 1940, as amended ("Investment Company Act") and the Investment Advisers Act of 1940, as amended, such activities will be deemed to have been handled ethically.

     The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should be properly disclosed to the Company and resolved by persons who do not have a personal interest.

                                     * * * *

Each Covered Officer must not:

     - use his or her personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally;

     - cause the Company to take action, or fail to take action, for the improper personal benefit of the Covered Officer; or

     - retaliate against any other Covered Officer or any employee of the Company or its affiliated persons for reports that are made in good faith of actual or of potential violations by the Company or such affiliated persons of applicable rules and regulations.

Each Covered Officer must discuss certain material conflict of interest situations with the Company's Audit Committee. Examples of such situations include:

     - service as a director on the Board of a publicly traded company held by a Wasatch Fund;

     - accepting directly or indirectly investment opportunities, gifts or other gratuities from individuals conducting or seeking to conduct business with the Company or the Company's investment advisor. However, Covered Officers may accept gifts from a single giver in aggregate amounts not exceeding $100, and may attend business meals, sporting events and other entertainment events at the expense of a giver as long as the expense is reasonable and both the giver(s) and the Covered Officer(s) are present;

     - any direct or indirect ownership interest in, financial relationships with, or any consulting or employment relationship with, any of the Company's service providers; and

     - a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares.

III. DISCLOSURE AND COMPLIANCE

     - Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Company.

     - Each Covered Officer should not knowingly or negligently misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's Board, Audit Committee and independent auditors, and to governmental regulators, self-regulators and self-regulatory organizations.

     - Each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Company and its service providers with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company.

     - It is the responsibility of each Covered Officer to promote and encourage professional integrity in all aspects of the Company's operations.

IV.  REPORTING AND ACCOUNTABILITY

     Each Covered Officer must:

     - upon adoption of this Code (or thereafter as applicable, upon becoming a Covered Officer), sign and return a report in the form of Exhibit B to the person named in Exhibit A affirming that he or she has received, read and understands the Code;

     - annually sign and return a report in the form of Exhibit C to the person named in Exhibit A affirming that he or she has complied with the requirements of the Code; and

     - notify the Company's Audit Committee promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

     The Company's Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation including any approvals or waivers sought by the Covered Officers.

     The Audit Committee will follow these procedures in investigating and enforcing this Code:

     - The Audit Committee will take all appropriate actions to investigate any potential violations reported to the Committee.

     - If, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action.

     - Any matter that the Audit Committee believes is a violation of this Code will be reported to the full Board.

     - If the Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to the appropriate personnel of the investment advisor, administrator or its board; and possible dismissal of the Covered Officer as an officer of the Company.

     - The Audit Committee will be responsible for granting waivers of provisions of this Code, as appropriate.

     - Any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.   OTHER POLICIES AND PROCEDURES

     This Code shall be the sole code of ethics adopted by the Company for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Company or the Company's investment advisor govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Company's and the investment advisor's code of ethics under Rule 17j-1 under the Investment Company Act and the investment advisor's other policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.  AMENDMENTS

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. CONFIDENTIALITY

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Company's Board or Audit Committee.

VIII. INTERNAL USE

     The Code is intended solely for internal use by the Company and does not constitute an admission, by or on behalf of Company, as to any fact, circumstance or legal conclusion.

Date: August 27, 2003

                                    EXHIBIT A

Persons Covered by this Code of Ethics:

     Samuel S. Stewart, Jr. (Principal Executive Officer)

     Venice F. Edwards (Principal Financial Officer)

Recipient of reports under Article IV

     Angela M. Palmer (Director of Compliance, Wasatch Advisors, Inc.; and Chief Compliance Officer, Secretary, Assistant Treasurer and Chairman of Disclosure Committee, Wasatch Funds, Inc.)

Amended: September 1, 2004

                                    EXHIBIT B

                           INITIAL CERTIFICATION FORM

          This is to certify that I have read and understand the Code of Ethics for Principal Executive and Senior Financial Officers of Wasatch Funds, Inc., dated _______________, and that I recognize that I am subject to the provisions thereof and will comply with the policy and procedures stated therein.


     Please sign your name here: _______________________________________________

     Please print your name here: ______________________________________________

     Please date here: _________________________________________________________

                                    EXHIBIT C

                            ANNUAL CERTIFICATION FORM

          This is to certify that I have read and understand the Code of Ethics for Principal Executive and Senior Financial Officers of Wasatch Funds, Inc. dated _______________, (the "Code") and that I recognize that I am subject to the provisions thereof and will comply with the policy and procedures stated therein.

          This is to further certify that I have complied with the requirements of the Code during the period of _____________ through ______________.


     Please sign your name here: _______________________________________________

     Please print your name here: ______________________________________________

     Please date here: _________________________________________________________